                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

                                 (RULE 14a-101)
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12.

                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
                      COLONIAL HIGH INCOME MUNICIPAL TRUST
                       COLONIAL INTERMARKET INCOME TRUST I
                     COLONIAL INTERMEDIATE HIGH INCOME FUND
                    COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
                         COLONIAL MUNICIPAL INCOME TRUST
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the approximate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
                      COLONIAL HIGH INCOME MUNICIPAL TRUST
                       COLONIAL INTERMARKET INCOME TRUST I
                     COLONIAL INTERMEDIATE HIGH INCOME FUND
                    COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
                         COLONIAL MUNICIPAL INCOME TRUST

May 2, 2007

Dear Shareholder:

The annual meeting of shareholders of each of Colonial California Insured Municipal Fund, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust (collectively, the "Funds") has been called to be held on June 22, 2007 at 2:00 p.m. Eastern time at One Financial Center, 12th floor, Boston, Massachusetts 02111-2621.

Columbia Management Advisors, LLC ("Columbia"), the investment adviser and administrator of the Funds, has agreed to sell certain assets used in its business of managing the Funds and Colonial Insured Municipal Fund to Massachusetts Financial Services Company, Inc. ("MFS"). Upon the closing of the sale, each Fund's current investment advisory agreement with Columbia would terminate and each Fund would enter into a new investment advisory agreement with MFS pursuant to which MFS would serve as investment adviser to the Fund. Therefore, the meeting will be held for the following purposes:

(1) to vote on a proposed new investment advisory agreement for each Fund between such Fund and MFS;

(2) to vote on an amended and restated declaration of trust for each Fund, contingent upon shareholder approval of (1) above;

(3) to elect trustees to the Board of Trustees of each Fund to replace all of the current trustees of each Fund, contingent upon shareholder approval of
    (1) above;

(4) to elect trustees to the Board of Trustees of each Fund so that those current trustees whose terms will expire this year will continue to hold office until the trustees elected pursuant to (3) above take office or until the end of those current trustees' stated terms, whichever is earlier;

and to transact any other business that may properly come before the meeting or any adjournments or postponements thereof.

INT-47/130575-0407

YOUR FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL AND NOMINEE DESCRIBED IN THE ENCLOSED PROXY STATEMENT.

The enclosed proxy statement explains the proposals to be considered in greater detail. Please read it carefully. Although we hope that you can attend the meeting in person, we urge you in any event to vote your shares at your earliest convenience in order to make sure that you are represented at the meeting.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY TELEPHONE, VIA THE INTERNET OR IN PERSON. (VOTING BY TELEPHONE OR INTERNET IS NOT AVAILABLE FOR ALL SHAREHOLDERS.) A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY.

We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

Christopher L. Wilson
President

                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
                      COLONIAL HIGH INCOME MUNICIPAL TRUST
                       COLONIAL INTERMARKET INCOME TRUST I
                     COLONIAL INTERMEDIATE HIGH INCOME FUND
                    COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
                         COLONIAL MUNICIPAL INCOME TRUST
                              ONE FINANCIAL CENTER
                        BOSTON, MASSACHUSETTS 02111-2621

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 22, 2007

To the Shareholders:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Meeting") of each of Colonial California Insured Municipal Fund, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust (each a "Fund" and collectively, the "Funds") will be held at the offices of the Funds at One Financial Center, 12th floor, Boston, Massachusetts 02111-2621, on June 22, 2007, at 2:00 p.m. Eastern time. The purpose of the Meeting is to consider and to act upon the following matters:

(1) to vote on a proposed new investment advisory agreement for each Fund between such Fund and Massachusetts Financial Services Company, Inc.;

(2) to vote on an amended and restated declaration of trust for each Fund, contingent upon shareholder approval of (1) above;

(3) to elect trustees to the Board of Trustees of each Fund to replace all of the current trustees of each Fund, contingent upon shareholder approval of
    (1) above, as outlined below:

     a. for each of Colonial California Insured Municipal Fund, Colonial High Income Municipal Trust, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust:

          i. ten trustees to be elected by the holders of common shares of beneficial interest (the "Common Shares") and municipal auction rate cumulative preferred shares (the "Preferred Shares") of the Fund, voting together as a single class, and

          ii. two trustees to be elected by the holders of Preferred Shares only, voting as a single class; and

     b. for each of Colonial InterMarket Income Trust I and Colonial Intermediate High Income Fund:

          i. twelve trustees to be elected by the holders of shares of beneficial interest;

(4) to elect trustees to the Board of Trustees of each Fund so that those current trustees whose terms will expire this year will continue to hold office until the trustees elected pursuant to (3) above take office or until the end of those current trustees' stated terms, whichever is earlier, as outlined below:

     a.  Colonial California Insured Municipal Fund:

          i. three trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class, and

          ii. two trustees to be elected by the holders of Preferred Shares only, voting as a single class;

     b.  Colonial High Income Municipal Trust:

          i. three trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class, and

          ii. two trustees to be elected by the holders of Preferred Shares only, voting as a single class;

     c.  Colonial InterMarket Income Trust I:

          i. three trustees to be elected by the holders of shares of beneficial interest of the Fund;

     d.  Colonial Intermediate High Income Fund:

          i. four trustees to be elected by the holders of shares of beneficial interest of the Fund;

     e.  Colonial Investment Grade Municipal Trust:

          i. three trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class, and

          ii. two trustees to be elected by the holders of Preferred Shares only, voting as a single class; and

     f.  Colonial Municipal Income Trust:

          i. three trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class, and

          ii. two trustees to be elected by the holders of Preferred Shares only, voting as a single class;

and to transact any other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Trustees of each Fund has fixed the close of business on April 10, 2007 as the record date for the determination of the shareholders of each Fund entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

YOUR FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL AND NOMINEE DESCRIBED IN THE ENCLOSED PROXY STATEMENT.

By the Order of the Trustees,

James R. Bordewick, Jr.
Secretary

YOUR VOTE IS IMPORTANT -- PLEASE RETURN YOUR PROXY PROMPTLY.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WE URGE YOU, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. ALTERNATIVELY, ELIGIBLE SHAREHOLDERS MAY VOTE BY TELEPHONE OR VIA THE INTERNET, PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY, OR VOTING BY TELEPHONE OR VIA THE INTERNET, PROMPTLY.

Dated: May 2, 2007

     IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

The following questions and answers provide an overview of the matters on which you are being asked to vote. The enclosed proxy statement contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

                              QUESTIONS AND ANSWERS

Q.    WHAT IS HAPPENING?

A. Columbia Management Advisors, LLC ("Columbia") recently entered into an asset purchase agreement with Massachusetts Financial Services Company, Inc. ("MFS") pursuant to which Columbia will sell certain assets used in its business of managing your Fund and certain other closed-end funds to MFS (the "Sale"), subject to certain conditions (as set forth in the asset purchase agreement and as outlined in the enclosed proxy statement). Columbia and MFS anticipate that, if those conditions are met, the Sale will close in the third quarter of 2007.

       MFS, headquartered in Boston, Massachusetts, is a registered investment adviser and a subsidiary of Sun Life Financial, a Canadian financial services company headquartered in Toronto, Ontario, Canada. MFS offers a full spectrum of investment products to domestic and international retail, business and institutional investors.

       If and when the Sale closes, your Fund's investment advisory agreement with Columbia would terminate, and your Fund would enter into a new investment advisory agreement with MFS. The enclosed proxy statement provides additional information about MFS, the proposed investment advisory agreement for your Fund and other proposals on which the board of trustees of your Fund is soliciting your vote. As explained in the enclosed proxy statement, if approved by shareholders, the effectiveness of certain proposals is contingent upon the closing of the Sale. Among other conditions, the asset purchase agreement contemplates that the Sale will close only if all Funds (and another closed-end fund managed by Columbia) approve a new advisory agreement and elect certain nominees to the boards of trustees. If the Sale does not close, only the reelection of trustees will become effective. Each of these proposals is described more fully in the enclosed proxy statement.

       YOUR FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL AND NOMINEE DESCRIBED IN THE ENCLOSED PROXY STATEMENT.

Q.     WHY ARE YOU SENDING ME THIS INFORMATION?

A. You are receiving the enclosed proxy statement and proxy card because you own shares of one or more of Colonial California Insured Municipal

       Fund, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust and have the right to vote on these important proposals concerning your investment.

Q.     WHY AM I BEING ASKED TO VOTE ON A NEW INVESTMENT ADVISORY AGREEMENT?

A. If the Sale closes, Columbia would no longer serve as the investment adviser to your Fund and your Fund's current investment advisory agreement would terminate. In order for MFS to serve as the investment adviser to your Fund, it must have an investment advisory agreement with your Fund that has been approved by the Fund's shareholders. Under applicable law, as a shareholder of your Fund, you have a right to vote on your Fund's new investment advisory agreement with MFS.

Q.     WHY AM I BEING ASKED TO VOTE ON A NEW DECLARATION OF TRUST?

A. Each Fund operates under an agreement and declaration of trust, which is the Fund's organizational and governing document under Massachusetts law. As noted above, if the Sale closes, MFS would serve as the investment adviser to your Fund. MFS currently serves as investment adviser to six closed-end funds. The declarations of trust of such funds vary in certain ways (as described in the enclosed proxy statement) from your Fund's agreement and declaration of trust. MFS has advised your Fund's board of trustees that the adoption of a new declaration of trust that conforms to the form of declaration of trust currently in place for closed-end funds managed by MFS would make the administration of your Fund more efficient.

Q.     WHY AM I BEING ASKED TO ELECT NEW TRUSTEES?

A. In connection with the Sale, your Fund's board of trustees has recommended that shareholders elect a new slate of trustees who are more familiar with MFS and with the management and operation of funds managed by MFS. The proposed nominees currently serve as trustees of other funds managed by MFS. Two of the proposed nominees, if elected, would be "interested persons" (as defined in the Investment Company Act of 1940) of your Fund by reason of their affiliation with MFS. The other proposed nominees, if elected, would not be "interested persons" of your Fund. If all of the proposed nominees are elected, your Fund's board of trustees will consist of twelve trustees.

       Your Fund's board of trustees also has recommended that shareholders re-elect those current trustees of your Fund whose terms expire this year. Those persons have consented to serve as trustees of your Fund during the period from the shareholder meeting through the closing of the Sale, and, in the event that the Sale does not close, to serve as trustees of your Fund for the terms set forth in the enclosed proxy statement.

Q. IS MY FUND'S TOTAL OPERATING EXPENSE RATIO EXPECTED TO INCREASE AS A RESULT OF THE SALE?

A. No. Although there can be no guarantee, it is anticipated that your Fund's total operating expense ratio will decrease if the Sale closes.

       The contractual investment advisory fee rates currently payable by your Fund will not change, but the calculation methodology will change. Although the change in calculation methodology could, in certain circumstances, result in an increase or decrease in the amount of investment advisory fees payable to MFS, MFS does not expect that any such increase or decrease in the amount of investment advisory fees would be material. If the Sale closes, it is expected that your Fund will become party to, and pay fees to MFS under, a new administrative services agreement. However, MFS has advised the board of trustees of your Fund that the other expenses paid by your Fund are expected to decrease. MFS also has agreed to limit the total operating expense ratios of certain Funds to levels equal to or lower than the levels currently borne by such Funds.

Q.     HOW WILL THE SALE AFFECT ME AS A SHAREHOLDER?

A. Neither your Fund's investment objectives and principal investment strategies nor the number of shares you hold will change as a result of the closing of the Sale. MFS has advised the trustees of your Fund that the current portfolio management personnel for your Fund will be replaced by portfolio management personnel employed by MFS.

Q.     WILL MY FUND'S NAME CHANGE?

A. Yes, MFS has advised the board of trustees of your Fund that your Fund's name will change as a result of the Sale. The table below sets forth the current name of each Fund and its corresponding new name.


CURRENT FUND NAME                 NEW FUND NAME
-----------------                 -------------


Colonial California Insured       MFS California Insured Municipal
  Municipal Fund                  Fund
Colonial High Income Municipal    MFS High Income Municipal Trust
  Trust
Colonial InterMarket Income       MFS InterMarket Income Trust I
  Trust I
Colonial Intermediate High        MFS Intermediate High Income
  Income Fund                     Fund
Colonial Investment Grade         MFS Investment Grade Municipal
  Municipal Trust                 Trust
Colonial Municipal Income Trust   MFS High Yield Municipal Trust

Q.     HOW DOES THE BOARD OF TRUSTEES OF MY FUND RECOMMEND THAT I VOTE?

A. The board of trustees of your Fund recommends that you vote "FOR" each proposal and nominee described in the enclosed proxy statement.

Q.     WILL MY FUND PAY FOR THIS PROXY SOLICITATION?

A.     No. Columbia has agreed to bear these costs.

Q.     HOW DO I VOTE MY SHARES?

A.     For your convenience, there are several ways you can vote:

       By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope.

       By Telephone: Call the toll-free number printed on the enclosed proxy card(s). Voting by telephone is not available for all shareholders; proxy cards for eligible shareholders will include a toll-free number.

       By Internet: Access the website address printed on the enclosed proxy card(s). Voting by internet is not available for all shareholders; proxy cards for eligible shareholders will include a website address.

       In Person: Attend the shareholder meeting as described in the enclosed proxy statement. If you wish to attend the meeting, we would appreciate your notifying us by calling 1-800-239-6813.

Q.     WHY MIGHT I RECEIVE MORE THAN ONE PROXY CARD?

A. If you own shares of more than one Fund, you will receive a separate proxy card for each such Fund.

Q. WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THE ENCLOSED PROXY STATEMENT?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your Fund's proxy solicitor, The Altman Group, at 1-800-239-6813.

                                 PROXY STATEMENT

                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
                      COLONIAL HIGH INCOME MUNICIPAL TRUST
                       COLONIAL INTERMARKET INCOME TRUST I
                     COLONIAL INTERMEDIATE HIGH INCOME FUND
                    COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
                         COLONIAL MUNICIPAL INCOME TRUST

                              ONE FINANCIAL CENTER
                        BOSTON, MASSACHUSETTS 02111-2621

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 22, 2007

The annual meeting of shareholders (together with any adjournments or postponements thereof, the "Meeting") of each of Colonial California Insured Municipal Fund, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust (each a "Fund" and collectively, the "Funds") has been called to be held on June 22, 2007 at 2:00 p.m., Eastern time, at One Financial Center, 12th floor, Boston, Massachusetts 02111-2621, for the following purposes (each a "Proposal" and collectively, the "Proposals"), each of which is described more fully herein:

(1) To vote on a proposed new investment advisory agreement for each Fund between such Fund and Massachusetts Financial Services Company, Inc. ("MFS").

(2) To vote on an amended and restated declaration of trust for each Fund, contingent upon shareholder approval of Proposal 1 above.

(3) To elect trustees to the Board of Trustees of each Fund to replace all of the current trustees of each Fund, contingent upon shareholder approval of Proposal 1 above.

(4) To elect trustees to the Board of Trustees of each Fund so that those current trustees whose terms will expire this year will continue to hold office until the trustees elected pursuant to Proposal 3 above take office or until the end of those current trustees' stated terms, whichever is earlier.

SOLICITATION OF PROXIES

This solicitation of proxies is being made by the Board of Trustees (the "Board") of each Fund in connection with the Meeting and in connection with the proposed sale by Columbia Management Advisors, LLC ("Columbia"), the Funds' investment adviser, of certain assets used in its business of managing the Funds and Colonial Insured Municipal Fund (collectively, the "Colonial Closed-End Funds") to MFS. Solicitation of proxies for use at the Meeting is being made by the mailing of this notice and proxy statement with its enclosures on or about May 2, 2007. Shareholders of record at the close of business on April 10, 2007 (the "Record Date") are entitled to notice of and to vote at the Meeting. Shareholders of the Funds whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominees. In addition to the solicitation of proxies by mail, officers and agents of the Funds and their affiliates may, without additional compensation, solicit proxies by telephone, telegraph, facsimile or oral communication. Solicitation also may be made by The Altman Group, a proxy solicitation firm. The costs of soliciting proxies for the Colonial Closed-End Funds, estimated to be approximately thirty-five thousand U.S. dollars (US$35,000), plus reasonable out-of-pocket expenses and service fees, will be borne by Columbia pursuant to the terms of the Asset Purchase Agreement (as defined herein), and not by the Funds.

A shareholder may revoke a valid proxy at any time prior to its use by filing with the secretary of the appropriate Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. (Note that merely attending the Meeting without voting will not cancel a previously given proxy.) The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" each Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Meeting.

If you have questions regarding the Meeting agenda or the execution of the proxy, call a representative toll-free at 1-800-239-6813.

                                GENERAL OVERVIEW

THE TRANSACTION

On April 10, 2007, Columbia entered into an asset purchase agreement with MFS (the "Asset Purchase Agreement") to sell certain assets used in Columbia's business of managing the Colonial Closed-End Funds to MFS (such transaction, the "Sale"). Upon the closing of the Sale (the "Closing"), MFS will serve as investment adviser to each Fund.

The Closing is subject to certain terms and conditions, including, among others:
(a) the approval by shareholders of each Colonial Closed-End Fund of a new investment advisory agreement with MFS, as set forth in Proposal 1; (b) the resignation of the current trustees of the Colonial Closed-End Funds and the election by shareholders of the Colonial Closed-End Funds of such of the nominees set forth in Proposal 3 as will create a new board of trustees for each Colonial Closed-End Fund at least 75% of the members of which are not "interested persons" (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Colonial Closed-End Funds; (c) the obtaining of any necessary regulatory approvals by Columbia and MFS; and (d) certain other conditions. Although there can be no assurance that the Sale will close, if each of the terms and conditions is satisfied or waived, Columbia and MFS anticipate that the Closing will occur in the third quarter of 2007.

Proposals relating to Colonial Insured Municipal Fund are discussed in a separate proxy statement.

POST-TRANSACTION STRUCTURE AND OPERATIONS

As noted above, upon the Closing, MFS will become the investment adviser to each Colonial Closed-End Fund. MFS currently does not anticipate any significant changes to the organization or structure of the Funds other than: (a) a new name for each Fund, as set forth above in the section of the enclosed materials captioned "Questions and Answers"; (b) the election of new trustees, as set forth in Proposal 3, and the appointment of new officers; (c) a change in portfolio management personnel; (d) a change in independent registered public accounting firm from PricewaterhouseCoopers LLP to Ernst & Young LLP, which is the independent registered public accounting firm for other registered investment companies managed by MFS; (e) the approval of an amended and restated declaration of trust for each Fund, as set forth in Proposal 2; (f) a new administrative services agreement with MFS pursuant to which MFS will provide administrative services to the Funds; (g) the negotiation of new agreements with existing service providers; and (h) a change in the expense reimbursement arrangements for Colonial California Insured Municipal Fund and Colonial Intermediate High Income Fund.

NEW INVESTMENT ADVISORY AGREEMENTS (PROPOSAL 1)

Columbia currently serves as investment adviser to each Colonial Closed-End Fund. Upon the Closing, MFS will become the investment adviser to each Colonial Closed-End Fund pursuant to a new investment advisory agreement. The proposed investment advisory agreement with MFS for each Fund has similar terms and the same contractual fee rates as the corresponding investment advisory agreement for such Fund with Columbia, although MFS has advised the Board that it intends to change the expense reimbursement arrangements for Colonial California Insured Municipal Fund and Colonial Intermediate High Income Fund, as described more fully below in the section captioned "Expense Reimbursement Arrangements". Although the contractual investment advisory fee rate payable under each proposed investment advisory agreement with MFS is the same as under the corresponding investment advisory agreement with Columbia, the method for calculating the fee is different. Under each proposed investment advisory agreement with MFS, investment advisory fees would be calculated based on average daily net assets, while under each corresponding investment advisory agreement with Columbia, investment advisory fees are calculated based on average weekly net assets. Although the change in calculation methodology could, in certain circumstances, result in an increase or decrease in the amount of investment advisory fees payable to MFS, MFS does not expect that any such increase or decrease in the amount of investment advisory fees would be material. If approved by shareholders, each new investment advisory agreement with MFS will become effective, and each existing investment advisory agreement with Columbia will terminate, upon the Closing. If some but not all Colonial Closed-End Funds approve the new investment advisory agreements, then the Closing may or may not occur with respect to some or all of the Funds, at the option of MFS and Columbia.

NEW DECLARATIONS OF TRUST (PROPOSAL 2)

In connection with the Sale, MFS has proposed, and the Board has agreed, to recommend to shareholders an amended and restated declaration of trust for each Fund that will conform to the form of declaration of trust generally in effect for the other closed-end registered investment companies managed by MFS. If the Sale does not close for any reason, each Fund's existing agreement and declaration of trust will remain in effect.

ELECTION OF TRUSTEES (PROPOSALS 3 AND 4)

In connection with the Sale, the Board has recommended that shareholders elect new trustees to take office effective upon the Closing. The proposed nominees set forth in Proposal 3 are trustees of other registered investment companies managed by MFS. If the Sale closes, the current trustees and officers have indicated that they will resign effective upon the Closing.

If the Sale does not close for any reason, the current trustees and officers have indicated that they would not resign. The Board has recommended that shareholders re-elect those current trustees whose terms expire at the Meeting. The current trustees (including the trustees proposed for re-election) have consented to serve as currently constituted during the period between the Meeting and the Closing, and to serve as currently constituted in the event the Sale does not close.

SHAREHOLDER VOTING SUMMARY

The table on the following page summarizes the Proposals and the shareholders of the Funds who may vote with respect thereto.

                                  COLONIAL    COLONIAL                                 COLONIAL
                                 CALIFORNIA     HIGH                      COLONIAL    INVESTMENT
                                   INSURED     INCOME      COLONIAL     INTERMEDIATE     GRADE      COLONIAL
                                  MUNICIPAL  MUNICIPAL    INTERMARKET    HIGH INCOME   MUNICIPAL    MUNICIPAL
                                    FUND       TRUST    INCOME TRUST I      FUND         TRUST    INCOME TRUST
                                 ----------  ---------  --------------  ------------  ----------  ------------


                 PROPOSAL 1: TO VOTE ON A PROPOSED NEW INVESTMENT ADVISORY AGREEMENT WITH MFS
New Advisory Agreement for
  Colonial California Insured
  Municipal Fund                     [X]
New Advisory Agreement for
  Colonial High Income
  Municipal Trust                               [X]
New Advisory Agreement for
  Colonial InterMarket Income
  Trust I                                                     [X]
New Advisory Agreement for
  Colonial Intermediate High
  Income Fund                                                                [X]
New Advisory Agreement for
  Colonial Investment Grade
  Municipal Trust                                                                         [X]
New Advisory Agreement for
  Colonial Municipal Income
  Trust                                                                                                [X]

                      PROPOSAL 2: TO VOTE ON AN AMENDED AND RESTATED DECLARATION OF TRUST
Approval of Amended and
  Restated Declaration of Trust
  for Colonial California
  Insured Municipal Fund(1)          [X]
Approval of Amended and
  Restated Declaration of Trust
  for Colonial High Income
  Municipal Trust(1)                            [X]
Approval of Amended and
  Restated Declaration of Trust
  for Colonial InterMarket
  Income Trust I                                              [X]
Approval of Amended and
  Restated Declaration of Trust
  for Colonial Intermediate
  High Income Fund                                                           [X]
Approval of Amended and
  Restated Declaration of Trust
  for Colonial Investment Grade
  Municipal Trust(1)                                                                      [X]
Approval of Amended and
  Restated Declaration of Trust
  for Colonial Municipal Income
  Trust(1)                                                                                             [X]

               PROPOSAL 3: TO ELECT TRUSTEES TO THE BOARD TO REPLACE ALL OF THE CURRENT TRUSTEES
Election of Trustees for
  Colonial California Insured
  Municipal Fund(2)                  [X]
Election of Trustees for
  Colonial High Income
  Municipal Trust(2)                            [X]
Election of Trustees for
  Colonial InterMarket Income
  Trust I                                                     [X]
Election of Trustees for
  Colonial Intermediate High
  Income Fund                                                                [X]
Election of Trustees for
  Colonial Investment Grade
  Municipal Trust(2)                                                                      [X]
Election of Trustees for
  Colonial Municipal Income
  Trust(2)                                                                                             [X]

                                  COLONIAL    COLONIAL                                 COLONIAL
                                 CALIFORNIA     HIGH                      COLONIAL    INVESTMENT
                                   INSURED     INCOME      COLONIAL     INTERMEDIATE     GRADE      COLONIAL
                                  MUNICIPAL  MUNICIPAL    INTERMARKET    HIGH INCOME   MUNICIPAL    MUNICIPAL
                                    FUND       TRUST    INCOME TRUST I      FUND         TRUST    INCOME TRUST
                                 ----------  ---------  --------------  ------------  ----------  ------------


    PROPOSAL 4: TO ELECT TRUSTEES TO THE BOARD TO REPLACE THOSE TRUSTEES WHOSE TERMS WILL EXPIRE THIS YEAR
Election of Trustees for
  Colonial California Insured
  Municipal Fund(2)                  [X]
Election of Trustees for
  Colonial High Income
  Municipal Trust(2)                            [X]
Election of Trustees for
  Colonial InterMarket Income
  Trust I                                                     [X]
Election of Trustees for
  Colonial Intermediate High
  Income Fund                                                                [X]
Election of Trustees for
  Colonial Investment Grade
  Municipal Trust(2)                                                                      [X]
Election of Trustees for
  Colonial Municipal Income
  Trust(2)                                                                                             [X]


--------

(1) To be voted on (i) by the holders of common shares of beneficial interest and the holders of municipal auction rate cumulative preferred shares voting together as a single class and (ii) by the holders of municipal auction rate cumulative preferred shares voting separately.

(2) As described below in more detail, certain nominees are to be elected by the holders of common shares of beneficial interest and the holders of municipal auction rate cumulative preferred shares voting together as a single class and certain nominees are to be elected by the holders of municipal auction rate cumulative preferred shares voting separately.

VOTING RIGHTS

Shareholders of each Fund at the close of business on the Record Date will be entitled to be present and to give voting instructions at the Meeting with respect to their shares owned as of the Record Date. Shareholders of each Fund will be entitled to cast one vote on each Proposal and on each other matter on which they are entitled to vote at the Meeting for each share owned on the Record Date. Holders of common shares of beneficial interest of each Fund also will be entitled to cast a proportionate fractional vote on each Proposal and on each other matter on which they are entitled to vote at the Meeting for each fractional common share of beneficial interest owned on the Record Date. As of the Record Date, each Fund had the following number of shares of the following classes outstanding, which in each case equals the number of votes to which the shareholders of such class of such Fund are entitled:


                                         SHARES OUTSTANDING

FUND                        COMMON            PREFERRED            TOTAL
----                   ---------------   ------------------   ---------------


Colonial California
  Insured Municipal
  Fund                  2,780,771.1183            978          2,781,749.1183
Colonial High Income
  Municipal Trust      31,243,761.0000          4,800         31,248,561.0000
Colonial InterMarket
  Income Trust I       11,009,000.0000            N/A         11,009,000.0000
Colonial Intermediate
  High Income Fund     21,003,495.6760            N/A         21,003,495.6760
Colonial Investment
  Grade Municipal
  Trust                11,509,000.0000          2,400         11,511,400.0000
Colonial Municipal
  Income Trust         27,781,747.5973          3,600         27,785,347.5973


Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). For each of Colonial California Insured Municipal Fund and Colonial Municipal Income Trust, thirty percent (30%), and for each of Colonial High Income Municipal Trust, Colonial Investment Grade Municipal Trust, Colonial Intermediate High Income Fund and Colonial InterMarket Income Trust I, a majority, of the shares of the Fund outstanding on the Record Date and entitled to vote, present at the Meeting in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Fund.

If a quorum for any Fund is not present at the Meeting, or if a quorum is present but sufficient votes to approve a Proposal on which that Fund's shareholders are voting have not been received, or for any other reason deemed appropriate by the persons named as proxies, the persons named as proxies may propose one or more adjournments of the Meeting as to that Fund to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares of that Fund present at the Meeting in person or represented by proxy. If an adjournment is proposed with respect to one or more Proposals for one or more Funds, the persons named as proxies will vote all proxies that they are entitled to vote for each such Proposal "FOR" such adjournment and will vote any proxies that they are required to vote against each such

Proposal "AGAINST" such adjournment. The Meeting also may be postponed by the Board.

The Funds expect that, before the Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If those instructions are not received by the date specified by the broker-dealer firm, the Funds understand that the broker-dealer firms that are members of the New York Stock Exchange may not be able to vote on certain items to be considered at the Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Because these shares will be counted as present, but not as voting in favor of any Proposal, for purposes other than adjournment, these shares will have the same effect as if they cast votes against the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

BENEFICIAL OWNERS

Appendix A to this proxy statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of any Fund as of the Record Date. A shareholder who owns beneficially, directly or indirectly, more than 25% of any Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of such Fund. The trustees and officers of each Fund, in the aggregate, owned less than 1% of each Fund's outstanding shares as of the Record Date. The Funds are aware of no arrangements other than those disclosed herein the operation of which at a subsequent date may result in a change in control of any Fund.

EXPENSES

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid by Columbia pursuant to the terms of the Asset Purchase Agreement, and not by the Funds.

SHAREHOLDER REPORTS

EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND, IF APPLICABLE, ITS MOST RECENT SEMIANNUAL REPORT SUBSEQUENT TO

SUCH ANNUAL REPORT, TO ITS SHAREHOLDERS ON REQUEST. REQUESTS FOR A REPORT SHOULD BE DIRECTED TO THE RELEVANT FUND BY MAIL TO ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621, BY CALLING 1-800-426-3750 OR BY VISITING WWW.COLUMBIAMANAGEMENT.COM/COLONIALFUNDS/HOME.HTM.

                                   PROPOSAL 1
             TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH MFS

BACKGROUND

As discussed above, Columbia and MFS have entered into an Asset Purchase Agreement pursuant to which Columbia will sell certain assets used in its business of managing the Colonial Closed-End Funds to MFS. Accordingly, shareholders of each Fund are being asked to approve a new investment advisory agreement (a "New Advisory Agreement") between MFS and that Fund. If this Proposal 1 is approved by shareholders of all Colonial Closed-End Funds, and if certain other conditions to the Closing are satisfied or waived, it is anticipated that the Closing will occur in the third quarter of 2007. If this Proposal 1 is approved by some, but not all, Colonial Closed-End Funds, or other closing conditions are not satisfied, then the Closing may or may not occur with respect to some or all of the Funds, at the option of MFS and Columbia. Upon the Closing, the investment advisory agreements currently in place between Columbia and each Fund (each a "Current Advisory Agreement") will terminate, and the relevant New Advisory Agreement between MFS and that Fund will take effect.

At a meeting held on April 10, 2007, the Board, including the trustees who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds (collectively, the "Independent Trustees"), approved each New Advisory Agreement by unanimous vote, subject to shareholder approval. A description of the New Advisory Agreements is provided below under the caption "The New Advisory Agreements." In addition, a summary of the considerations of the Board with respect to the New Advisory Agreements is provided below under the caption "Board Considerations."

THE CURRENT ADVISORY AGREEMENTS

As stated above, each Fund currently is party to an investment advisory agreement with Columbia that was continued most recently at the Board's October 2006 meeting.

Under the Current Advisory Agreements, Columbia manages the investment of assets of each Fund in accordance with its investment policies and provides other services subject to the supervision of the Board. In carrying out its investment management obligations, the Current Advisory Agreements provide that Columbia will, among other things: (i) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (ii) purchase and sell securities and other investments for each Fund in accordance with procedures approved by the Board; and (iii) report results to the Board.

Under the Current Advisory Agreements, Columbia furnishes at its own expense:
(i) office space, supplies, facilities and equipment; (ii) executive and other personnel for managing the affairs of each Fund (including preparing financial information of each Fund and reports and tax returns required to be filed with public authorities, but exclusive of those related to custodial, transfer, dividend and plan agency services, determination of net asset value and maintenance of records required by Section 31(a) of the 1940 Act); and (iii) compensation of trustees who are directors, officers, partners or employees of Columbia or its affiliated persons (other than a registered investment company).

The table below sets forth the date of each Current Advisory Agreement, the date on which it was last submitted to a vote of shareholders of the applicable Fund and the purpose of such submission.


FUND                  DATE OF AGREEMENT   DATE OF SHAREHOLDER VOTE   PURPOSE
----                  -----------------   ------------------------   -------


Colonial California   November 1, 2001    September 26, 2001         Change of control of
  Insured Municipal                                                  adviser
  Fund
Colonial High Income  November 1, 2001    September 26, 2001         Change of control of
  Municipal Trust                                                    adviser
Colonial InterMarket  November 1, 2001    September 26, 2001         Change of control of
  Income Trust I                                                     adviser
Colonial              November 1, 2001    September 26, 2001         Change of control of
  Intermediate High                                                  adviser
  Income Fund
Colonial Investment   November 1, 2001    September 26, 2001         Change of control of
  Grade Municipal                                                    adviser
  Trust
Colonial Municipal    November 1, 2001    September 26, 2001         Change of control of
  Income Trust                                                       adviser

The table below sets forth the aggregate amount of the investment advisory fees paid by each Fund to Columbia, the aggregate amount of any other material payments by each Fund to Columbia and/or its affiliates and the purpose of any such payments for the fiscal year ended November 30, 2006.


                            INVESTMENT    OTHER MATERIAL          PURPOSE OF
FUND                      ADVISORY FEES      PAYMENTS           OTHER PAYMENTS
----                      -------------   --------------        --------------


Colonial California                                        Pricing & bookkeeping
  Insured Municipal Fund    $  123,088       $ 85,499      fees
Colonial High Income                                       Pricing & bookkeeping
  Municipal Trust           $2,437,948       $ 94,187      fees
Colonial InterMarket                                       Pricing & bookkeeping
  Income Trust I            $  749,269       $111,071      fees
Colonial Intermediate                                      Pricing & bookkeeping
  High Income Fund          $  487,522       $ 93,120      fees
Colonial Investment                                        Pricing & bookkeeping
  Grade Municipal Trust     $1,193,113       $ 85,749      fees
Colonial Municipal                                         Pricing & bookkeeping
  Income Trust              $1,639,559       $ 85,740      fees


THE NEW ADVISORY AGREEMENTS

Under the New Advisory Agreement for each Fund, MFS will, among other things:
(i) continuously furnish an investment program for the Fund; (ii) exercise voting rights, rights to consent to corporate actions and other similar rights with regard to the Fund's portfolio securities; (iii) place orders for the purchase, sale and exchange of securities for the accounts of the Fund; and (iv) enter into subadvisory contracts, if appropriate.

Under the New Advisory Agreement for each Fund, MFS will furnish at its own expense investment advisory and administrative services, office space, certain necessary equipment and clerical personnel, investment advisory facilities and executive and supervisory personnel. The Fund will be responsible for all expenses not specifically borne by MFS under the New Advisory Agreement, including: expenses relating to the issuance of shares of the Fund; compensation of trustees not affiliated with MFS; Investment Company Institute membership dues allocable to the Fund; governmental fees, interest charges and taxes; fees and expenses of independent auditors, legal counsel and transfer, registrar or dividend disbursing agents of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to government officers and commissions; brokerage and other execution, recording and settlement expenses; insurance premiums; custodian fees and expenses; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; non-recurring and extraordinary expenses, including those relating to actions involving the Fund and indemnification of the Fund's trustees and officers with respect thereto; and expenses relating to the issuance, registration and qualification of shares of the Fund and, generally, the preparation, printing and mailing of prospectuses for such purposes.

The form of the New Advisory Agreement for each Fund is attached to this proxy statement in Appendix B, and the description set forth in this proxy statement of the form of the New Advisory Agreement is qualified in its entirety by reference to Appendix B.

Under each New Advisory Agreement, MFS will be entitled to compensation at the same contractual rates as under each corresponding Current Advisory Agreement. Each New Advisory Agreement provides that compensation is calculated as a percentage of average daily net assets, rather than as a percentage of average weekly net assets, as in the Current Advisory Agreements. This change in calculation methodology is meant to conform the New Advisory Agreements to advisory agreements for other funds managed by MFS. Although the change in calculation methodology could, in certain circumstances, result in an increase or decrease in the amount of investment advisory fees payable to MFS, MFS does not expect that any such increase or decrease in the amount of investment advisory fees would be material. Except as noted below with respect to the Colonial Intermediate High Income Fund, MFS also has advised the Board that it will continue the management fee waiver arrangements currently in place for the Funds. The table below sets forth for each Fund the annual contractual investment advisory fee rate as a percentage of average weekly net assets(1) and the annual rate of such fee after Columbia's waiver of investment advisory fees, if any, for the fiscal year ended November 30, 2006:


                                                               ADVISORY FEE
FUND                              CONTRACTUAL ADVISORY FEE   (NET OF WAIVER)
----                              ------------------------   ---------------


Colonial California Insured
  Municipal Fund                            0.65%                  0.45%(2)
Colonial High Income Municipal
  Trust                                     0.75                   0.75
Colonial InterMarket Income
  Trust I                                   0.75                   0.75
Colonial Intermediate High
  Income Fund                               0.65(3)                0.65(3)
Colonial Investment Grade
  Municipal Trust                           0.65                   0.63(4)
Colonial Municipal Income Trust             0.65                   0.65


--------

(1) Average weekly net assets include assets attributable to municipal auction rate cumulative preferred shares for Funds that have such shares outstanding.
(2) Columbia contractually agreed to waive a portion of its investment advisory fee for the years ending November 30, 2006, 2007, 2008 and 2009 so that Colonial California Insured Municipal Fund's investment advisory fee will not exceed the annual rates of 0.45%, 0.50%, 0.55% and 0.60%, respectively. MFS has advised the Board that it will continue this management fee waiver arrangement.
(3) In addition to the investment advisory fee set forth in the table, Colonial Intermediate High Income Fund pays Columbia a monthly fee of 20% of its monthly "leverage income" (as defined in its Current Advisory Agreement). Columbia has voluntarily agreed to waive that fee. That waiver may be terminated by Columbia at any time. MFS has advised the Board that it does not intend to continue that waiver; however, MFS also has advised the Board that it intends to institute a total operating expense cap, as discussed more fully below.
(4) Columbia has voluntarily agreed to reduce the investment advisory fee payable by Colonial Investment Grade Municipal Trust by 0.02% of average weekly net assets. That waiver may be terminated by Columbia at any time. MFS has advised the Board that it will continue this management fee waiver arrangement.

The table below sets forth the total investment advisory fees (net of waiver, if any) paid by each Fund to Columbia pursuant to its Current Advisory Agreement during the fiscal year ended November 30, 2006, the total advisory fees (net of waiver, if any) that would have been paid by each Fund to MFS pursuant to the corresponding New Advisory Agreement, and the percentage difference between the two.


                                     TOTAL INVESTMENT ADVISORY FEES:
                                 ---------------------------------------
                                 ACTUALLY PAID UNDER   ESTIMATED PAYABLE
                                   CURRENT ADVISORY   UNDER NEW ADVISORY  PERCENTAGE
FUND                                  AGREEMENT            AGREEMENT        CHANGE
----                             -------------------  ------------------  ----------


Colonial California Insured
  Municipal Fund                      $  123,088          $  123,088           0%
Colonial High Income Municipal
  Trust                               $2,437,948          $2,437,948           0%
Colonial InterMarket Income
  Trust I                             $  749,269          $  749,269           0%
Colonial Intermediate High
  Income Fund                         $  487,522          $  643,520(1)       32%(1)
Colonial Investment Grade
  Municipal Trust                     $1,193,113          $1,193,113           0%
Colonial Municipal Income Trust       $1,639,559          $1,639,559           0%


--------

(1) The increase results from the elimination of the waiver of fees based on "leverage income," discussed above. Although the investment advisory fee will increase, the net operating expense ratio will not increase as a result of a total operating expense ratio cap, described more fully below under the caption "Expense Reimbursement Arrangements".

Each New Advisory Agreement will continue in effect for a period of two years from its effective date, on which date it will terminate unless its continuance is "specifically approved at least annually" (i) by the vote of a majority of the Independent Trustees of the relevant Fund at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board or by the "vote of a majority of the outstanding voting securities" of the relevant Fund.

Each New Advisory Agreement generally provides that it may be terminated at any time, without penalty, by the Board or by the "vote of a majority of the outstanding voting securities" of the relevant Fund, or by MFS, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. Each New Advisory Agreement also shall automatically terminate in the event of its "assignment". Each New Advisory Agreement may be amended with respect to the relevant Fund only if such amendment is in writing signed by or on behalf of the relevant Fund and MFS and is approved by the "vote of a majority of the outstanding voting securities" of the relevant Fund (if such shareholder approval is required by the 1940 Act).

As used herein, the terms "specifically approved at least annually," "vote of a majority of the outstanding securities" and "assignment" are used with the meanings thereof contemplated by the 1940 Act.

Like each Current Advisory Agreement with respect to Columbia, each New Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties and obligations on the part of MFS, MFS shall not be liable for any error of judgment or mistake of law, for any loss arising out of any investment or for any act or omission in the execution and management of the relevant Fund.

EXPENSE REIMBURSEMENT ARRANGEMENTS

Colonial California Insured Municipal Fund. Columbia has agreed to reimburse Colonial California Insured Municipal Fund if its operating expenses (excluding investment advisory fees, brokerage commissions, interest, taxes and extraordinary expenses) exceed 0.20% annually of its average weekly net assets, including assets attributable to municipal auction rate cumulative preferred shares. MFS has advised the Board that, if the Sale closes, it will terminate that expense reimbursement arrangement and agree to reimburse Colonial California Insured Municipal Fund if its total operating expenses (excluding taxes, brokerage and transaction costs, currency conversion costs, extraordinary expenses, expenses associated with the Fund's investing activities and preferred shares remarketing fees) exceed 0.70% and 0.75% annually of its average daily net assets, including assets attributable to municipal auction rate cumulative preferred shares, for the years ending November 30, 2007 and November 30, 2008, respectively.

Colonial Intermediate High Income Fund. MFS also has advised the Board that, if the Sale closes, it will agree to reimburse Colonial Intermediate High Income Fund if its total operating expenses (excluding taxes, brokerage and transaction costs, currency conversion costs, extraordinary expenses, expenses associated with the Fund's investing activities and preferred shares remarketing fees) exceed 1.00% annually of its average daily net assets. This agreement may be amended, modified or rescinded only with the approval of the Fund's board of trustees.

The estimated expense ratios for Colonial California Insured Municipal Fund and Colonial Intermediate High Income Fund for the current fiscal year, assuming the Sale closes and assuming the Sale does not close, are set forth in the tables below under the caption "New Administrative Services Agreement." As set forth thereunder, the total operating expense ratio of each Fund is expected to be lower if the Sale closes than if it does not close.

NEW ADMINISTRATIVE SERVICES AGREEMENTS

If shareholders approve this Proposal 1 and the Closing occurs, it is expected that each Fund also will enter into a new administrative services agreement (the "Administrative Services Agreement") with MFS. Pursuant to the Administrative Services Agreement, MFS will provide administrative services to the Funds, including but not limited to the preparation of financial information and related reports and the facilitation of audits thereof; the negotiation of contracts with service providers regarding the computation of net asset value, offering price, dividends, yields and other values, and the oversight thereof; the administration and oversight of portfolio securities valuations; the arrangement of organizational and registration matters; the preparation and filing of regulatory filings, reports and related materials; the administration and maintenance of certain compliance policies, procedures and programs, and the monitoring thereof; the administration of shareholder meetings; the provision of legal guidance; the preparation of materials for and the facilitation of board and committee meetings; the printing, production and delivery of shareholder communications and other documents; and various oversight functions. As compensation for the provisions of such administrative services, each Fund will pay to MFS a fee calculated as follows: (i) a fixed annual fee of $17,500 plus (ii) an annual fee calculated as a percentage of the average daily net assets of the Fund, as follows: 0.0000% of such assets up to $50,000,000, plus 0.0175% of such assets in excess of $50,000,000 but less than or equal to $750,000,000, plus 0.0170% of such assets in excess of $750,000,000 but less than or equal to $1,500,000,000 plus 0.0165% of such assets in excess of $1,500,000,000 but less than or equal to $2,500,000,000, plus 0.0120% of such assets in excess of $2,500,000,000 but less than or equal to $4,000,000,000, plus 0.0000% of such assets in excess of $4,000,000,000. Such fees are subject to a ceiling and a floor each year calculated with respect to fees payable to MFS by all funds for which MFS provides services pursuant to the Administrative Services Agreement (which includes funds other than the Funds).

The tables below set forth the Funds' estimated annual operating expense ratios for the current fiscal year, assuming the Sale does not close and assuming that the Closing occurred at the beginning of such period. Actual annual operating expense ratios may differ from estimated annual operating expense ratios.

                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND


                                          NO CLOSING   CLOSING
                                          ----------   -------


Management Fee                                0.65%      0.65%
Administrative Fee                              --       0.03%
Other Expenses                                0.46%      0.16%(1)
                                             -----      -----
Total Operating Expenses                      1.11%      0.84%
Less Waiver/Reimbursement                    (0.15)%(2) (0.15)%(3)
                                             -----      -----
Net Operating Expenses                        0.96%(2)   0.69%(3)


--------

(1) Estimated other expenses shown are based on contractual rates for services provided to other funds advised by MFS. Actual other expenses may differ from estimated other expenses.

(2) Columbia has agreed contractually to waive the management fee payable by the Fund so that such management fee would not exceed 0.50%, 0.55% and 0.60% annually of average weekly net assets, including assets attributable to municipal auction rate cumulative preferred shares, for the years ending November 30, 2007, November 30, 2008 and November 30, 2009, respectively. Columbia also agreed voluntarily to reimburse the Fund for certain expenses so that total operating expenses (exclusive of management fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.20% annually of average weekly net assets, including assets applicable to municipal auction rate cumulative preferred shares. If this reimbursement arrangement were reflected in the table, net operating expenses would be 0.70%. This reimbursement arrangement may be terminated by Columbia at any time.

(3) MFS has agreed in writing to waive the management fee payable by the Fund so that such management fee does not exceed 0.50%, 0.55% and 0.60% of average daily net assets, including assets attributable to municipal auction rate cumulative preferred shares, for the years ending November 30, 2007, November 30, 2008 and November 30, 2009, respectively. MFS also has agreed in writing to reimburse the Fund for certain expenses so that total operating expenses (excluding taxes, brokerage and transaction costs, currency conversion costs, extraordinary expenses, expenses associated with the Fund's investing activities and preferred shares remarketing fees) would not exceed 0.70% and 0.75% annually of average daily net assets, including assets attributable to municipal auction rate cumulative preferred shares, for the years ending November 30, 2007 and November 30, 2008, respectively. MFS may terminate this reimbursement arrangement only with the approval of the Fund's board.

The example expenses below show the expenses a shareholder would bear, assuming that the Sale closes and assuming that the Sale does not close, given an investment in the Fund, assuming that a shareholders has a $1,000 investment, that the Fund returns 5% each year, that the operating expenses set forth above remain the same throughout the indicated periods and that all dividends and distributions are reinvested at net asset value. The example expenses should not be considered a representation of future expenses of the Fund; actual expenses may be greater or lesser than those shown.


                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                   ------   -------   -------   --------


NO CLOSING                           $10      $32       $58       $132
CLOSING                              $ 7      $24       $44       $101


                      COLONIAL HIGH INCOME MUNICIPAL TRUST


                                          NO CLOSING   CLOSING
                                          ----------   -------


Management Fee                               0.75%       0.75%
Administrative Fee                             --        0.02%
Other Expenses                               0.22%(1)    0.09%(1),(2)
                                             ----        ----
Total Operating Expenses                     0.97%       0.86%
Less Waiver/Reimbursement                      --          --
                                             ----        ----
Net Operating Expenses                       0.97%       0.86%


--------

(1) Other expenses include fees and expenses associated with the Fund's investment in other investment companies (less than 0.01%).

(2) Estimated other expenses shown are based on contractual rates for services provided to other funds advised by MFS. Actual other expenses may differ from estimated other expenses.

The example expenses below show the expenses a shareholder would bear, assuming that the Sale closes and assuming that the Sale does not close, given an investment in the Fund, assuming that a shareholders has a $1,000 investment, that the Fund returns 5% each year, that the operating expenses set forth above remain the same throughout the indicated periods and that all dividends and distributions are reinvested at net asset value. The example expenses should not be considered a representation of future expenses of the Fund; actual expenses may be greater or lesser than those shown.


                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                   ------   -------   -------   --------


NO CLOSING                           $10      $31       $54       $119
CLOSING                              $ 9      $27       $48       $106


                       COLONIAL INTERMARKET INCOME TRUST I


                                           NO CLOSING   CLOSING
                                           ----------   -------


Management Fee                                0.75%       0.75%
Administrative Fee                              --        0.03%
Other Expenses                                0.36%       0.15%(1)
                                              ----        ----
Total Operating Expenses                      1.11%       0.93%
Less Waiver/Reimbursement                       --          --
                                              ----        ----
Net Operating Expenses                        1.11%       0.93%


--------

(1) Estimated other expenses shown are based on contractual rates for services provided to other funds advised by MFS. Actual other expenses may differ from estimated other expenses.

The example expenses below show the expenses a shareholder would bear, assuming that the Sale closes and assuming that the Sale does not close, given an investment in the Fund, assuming that a shareholders has a $1,000 investment, that the Fund returns 5% each year, that the operating expenses set forth above remain the same throughout the indicated periods and that all dividends and distributions are reinvested at net asset value. The example expenses should not be considered a representation of future expenses of the Fund; actual expenses may be greater or lesser than those shown.


                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                   ------   -------   -------   --------


NO CLOSING                           $11      $35       $61       $135
CLOSING                              $ 9      $30       $51       $114

                     COLONIAL INTERMEDIATE HIGH INCOME FUND


                                          NO CLOSING   CLOSING
                                          ----------   -------


Management Fee                               0.86%       0.86%
Administrative Fee                             --        0.03%
Other Expenses                               0.39%       0.17%(1)
                                             ----       -----
Total Operating Expenses                     1.25%       1.06%
Less Waiver/Reimbursement                      --(2)    (0.06)%(3)
                                             ----       -----
Net Operating Expenses                       1.25%(2)    1.00%(3)


--------

(1) Estimated other expenses shown are based on contractual rates for services provided to other funds advised by MFS. Actual other expenses may differ from estimated other expenses.

(2) Pursuant to the terms of its investment advisory agreement with Columbia, the Fund pays a management fee to Columbia equal to 0.65% of its average weekly net assets, plus 20% of its monthly "leverage income" (as defined in its Current Advisory Agreement). Columbia has agreed voluntarily to waive the portion of its management fee attributable to "leverage income." If this waiver were reflected in the table above, net operating expenses would be 1.04%. This waiver may be terminated by Columbia at any time.

(3) MFS has agreed in writing to reimburse the Fund for certain expenses so that total operating expenses (excluding taxes, brokerage and transaction costs, currency conversion costs, extraordinary expenses, expenses associated with the Fund's investing activities and preferred shares remarketing fees) would not exceed 1.00% annually of average daily net assets. This reimbursement arrangement will remain in effect through at least the first anniversary of the Closing and thereafter may be terminated by MFS only with the approval of the Fund's board.

The example expenses below show the expenses a shareholder would bear, assuming that the Sale closes and assuming that the Sale does not close, given an investment in the Fund, assuming that a shareholders has a $1,000 investment, that the Fund returns 5% each year, that the operating expenses set forth above remain the same throughout the indicated periods and that all dividends and distributions are reinvested at net asset value. The example expenses should not be considered a representation of future expenses of the Fund; actual expenses may be greater or lesser than those shown.


                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                   ------   -------   -------   --------


NO CLOSING                           $13      $40       $69       $151
CLOSING                              $10      $32       $55       $122

                    COLONIAL INVESTMENT GRADE MUNICIPAL TRUST


                                          NO CLOSING   CLOSING
                                          ----------   -------


Management Fee                               0.65%       0.65%
Administrative Fee                             --        0.02%
Other Expenses                               0.26%(1)    0.10%(1),(2)
                                             ----       -----
Total Operating Expenses                     0.91%       0.77%
Less Waiver/Reimbursement                      --(3)    (0.02)%(4)
                                             ----       -----
Net Operating Expenses                       0.91%(3)    0.75%(4)


--------

(1) Other expenses include fees and expenses associated with the Fund's investment in other investment companies (less than 0.01%).

(2) Estimated other expenses shown are based on contractual rates for services provided to other funds advised by MFS. Actual other expenses may differ from estimated other expenses.

(3) Columbia agreed voluntarily to waive 0.02% of the management fee payable by the Fund. If this waiver were reflected in the table, net operating expenses would be 0.89%. This waiver may be terminated by Columbia at any time.

(4) MFS has agreed in writing to waive 0.02% of the management fee payable by the Fund. This waiver will remain in effect through at least the first anniversary of the Closing and thereafter may be terminated by MFS only with the approval of the Fund's board.

The example expenses below show the expenses a shareholder would bear, assuming that the Sale closes and assuming that the Sale does not close, given an investment in the Fund, assuming that a shareholders has a $1,000 investment, that the Fund returns 5% each year, that the operating expenses set forth above remain the same throughout the indicated periods and that all dividends and distributions are reinvested at net asset value. The example expenses should not be considered a representation of future expenses of the Fund; actual expenses may be greater or lesser than those shown.


                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                   ------   -------   -------   --------


NO CLOSING                           $9       $29       $50       $112
CLOSING                              $8       $24       $42       $ 93

                         COLONIAL MUNICIPAL INCOME TRUST


                                          NO CLOSING   CLOSING
                                          ----------   -------


Management Fee                               0.65%       0.65%
Administrative Fee                             --        0.02%
Other Expenses                               0.24%(1)    0.11%(1),(2)
                                             ----        ----
Total Operating Expenses                     0.89%       0.78%
Less Waiver/Reimbursement                      --          --
                                             ----        ----
Net Operating Expenses                       0.89%       0.78%


--------

(1) Other expenses include fees and expenses associated with the Fund's investment in other investment companies (less than 0.01%).

(2) Estimated other expenses shown are based on contractual rates for services provided to other funds advised by MFS. Actual other expenses may differ from estimated other expenses.

The example expenses below show the expenses a shareholder would bear, assuming that the Sale closes and assuming that the Sale does not close, given an investment in the Fund, assuming that a shareholders has a $1,000 investment, that the Fund returns 5% each year, that the operating expenses set forth above remain the same throughout the indicated periods and that all dividends and distributions are reinvested at net asset value. The example expenses should not be considered a representation of future expenses of the Fund; actual expenses may be greater or lesser than those shown.


                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                   ------   -------   -------   --------


NO CLOSING                           $ 9      $ 28      $ 49      $ 110
CLOSING                               $8       $25       $43       $ 97


COVENANTS REGARDING CERTAIN LEGAL REQUIREMENTS UNDER THE 1940 ACT

MFS has made certain covenants regarding compliance with Section 15(f) of the 1940 Act, which provides in pertinent part that an investment adviser or any of its affiliated persons may receive any amount or benefit in connection with certain transactions, such as the Sale, involving an assignment of an investment advisory agreement as long as two conditions are satisfied.

The first condition requires that no "unfair burden" may be imposed on the investment company as a result of such transactions, or as a result of any express or implied terms, conditions or understandings applicable to such transactions. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor investment adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary fees for principal underwriting services). No such compensation arrangements are contemplated in the Sale. MFS has agreed with Columbia to use its reasonable best efforts to ensure that neither the Sale nor any terms, conditions or understandings applicable thereto will cause the imposition of an "unfair burden" on the Funds.

The second condition requires that, during the three-year period immediately following the closing of such transactions, at least 75% of the investment company's board of trustees must not be "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the investment adviser or predecessor investment adviser. The Board currently satisfies, the Nominees (as hereinafter defined), if elected, would satisfy, and MFS has agreed with Columbia to use its reasonable best efforts to ensure continued satisfaction of, such 75% requirement.

INFORMATION REGARDING MFS

MFS is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. MFS offers a full spectrum of investment products to domestic and international retail, business and institutional investors. As of December 31, 2006, MFS had approximately $187 billion in assets under management. MFS currently manages six closed-end funds. MFS' principal office address is 500 Boylston Street, Boston, MA 02116.

MFS currently manages one closed-end fund with investment objectives similar to the Funds. The table below sets forth, for such fund, its net assets as of October 31, 2006, its currently effective annual rate of management fee and any currently effective management fee waivers.


FUND NAME               NET ASSETS       MANAGEMENT FEE     MANAGEMENT FEE WAIVER
---------              ------------  ---------------------  ---------------------


MFS Municipal Income   $323,098,699  0.40% of average       None
  Trust                              daily net assets plus
                                     6.32% of gross income

MFS's principal executive officers and directors and the principal occupation of each are shown below. The address of each such principal executive officer and director is c/o MFS Investment Management, 500 Boylston Street, Boston, MA 02116.


NAME                              PRINCIPAL OCCUPATION
----                              --------------------


Donald Alexander Stewart          Director, MFS; Chief Executive
                                  Officer, Sun Life Financial,
                                  Inc.
Martin Eric Beaulieu              Executive Vice President, MFS
Robert James Manning              Director, President, Chief
                                  Executive Officer and Chief
                                  Investment Officer, MFS
Robert Charles Pozen              Director and Chairman, MFS
Maria Frances Dwyer               Executive Vice President, Chief
                                  Regulatory Officer and Chief
                                  Compliance Officer, MFS
Paul Thomas Kirwan                Executive Vice President and
                                  Chief Financial Officer, MFS
Robin Ann Stelmach                Executive Vice President and
                                  Chief Operations Officer, MFS
Thomas A. Bogart                  Director, MFS; Executive Vice
                                  President and Chief Legal
                                  Officer, Sun Life Financial,
                                  Inc.
Mark Neil Polebaum                Executive Vice President,
                                  General Counsel and Secretary,
                                  MFS


MFS' Parents are shown below, along with their bases of control of MFS. For purposes of this proxy statement, the term "Parent" has the meaning ascribed to it in Item 22(a)(1)(ix) of Rule 14a-101 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").


PARENT                BASIS OF CONTROL      IMMEDIATE PARENT      BASIS OF CONTROL
------                ----------------      ----------------      ----------------


Sun Life Financial    Shareholder           Sun Life Financial    Shareholder
  Inc.                                      Corp.
Sun Life Financial    Indirect Owner        Sun Life Assurance    Shareholder
  Corp.                                     Company of
                                            Canada -- U.S.
                                            Operations Holdings,
                                            Inc.
Sun Life Assurance    Indirect Owner        Sun Life Financial    Shareholder
  Company of                                (U.S.) Holdings,
  Canada -- U.S.                            Inc.
  Operations
  Holdings, Inc.
Sun Life Financial    Indirect Owner        Sun Life Financial    Shareholder
  (U.S.) Holdings,                          (U.S.) Investments
  Inc.                                      LLC
Sun Life Financial    Indirect Owner        Sun Life of Canada    Holder of Membership
  (U.S.) Investments                        (U.S.) Financial      Interests
  LLC                                       Services Holdings,
                                            Inc.
Sun Life of Canada    Indirect Owner        N/A                   N/A
  (U.S.) Financial
  Services Holdings,
  Inc.


MFS has advised the Board that no person not listed in the table above holds 10% or more of the securities of MFS.

MFS has advised the Board that it has no financial condition that could impair its ability to fulfill its obligations under the New Advisory Agreements.

Please see the section captioned "Arrangements for Selection as Nominee" in Appendix E hereto for information regarding any arrangements or understandings made in connection with the proposed New Advisory Agreements with respect to the composition of the Board after the Closing.

BOARD CONSIDERATIONS

The Advisory Fees and Expenses Committee of the Board reviewed each of the New Advisory Agreements and determined to recommend that the full Board approve those agreements.

The Board received and reviewed, in advance of their meeting on April 10, 2007, all materials that they, their legal counsel or MFS, the Funds' proposed investment adviser, believed to be reasonably necessary for the Board to evaluate and to determine whether to approve the New Advisory Agreements. Those materials included, among other items, (i) information on the investment performance of funds advised by MFS relative to the performance of peer groups and performance benchmarks, (ii) information on each Fund's anticipated investment advisory fees and other expenses, including, for certain of the Funds, information about anticipated expense caps and fee waivers, (iii) information about the anticipated profitability of the New Advisory Agreements to MFS, and potential "fall-out" or ancillary benefits that MFS and its affiliates may receive as a result of their relationships with the Funds and
(iv) additional information provided by MFS in response to a request of independent legal counsel to the Independent Trustees. The Board also met with representatives of MFS and considered other information such as (v) MFS' financial condition, (vi) each Fund's investment objective and strategies and the size, education and experience of the portfolio management staff MFS proposes to manage the Funds, (vii) the anticipated use by MFS of "soft" commission dollars to pay for research products and services, and (viii) MFS' resources to be devoted to the Funds' investment policies and restrictions, and MFS' policies on personal securities transactions and other compliance policies. The Board had the opportunity to ask questions of, and to request additional materials from, MFS and to consult in executive session with independent legal counsel to the Independent Trustees.

In considering whether to approve the New Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative, and each trustee weighed various factors as he or she deemed appropriate. The Board considered the following matters in connection with their approval of the New Advisory Agreements:

The nature, extent and quality of the services to be provided to the Funds under the New Advisory Agreements. The Board considered the nature, extent and quality of the services to be provided by MFS and its affiliates to the Funds and the resources to be dedicated to the Funds by MFS and its affiliates. Among other things, the Board considered (i) MFS's ability, including its resources, reputation and other attributes, to attract and retain highly qualified research, investment advisory and supervisory investment professionals; (ii) the portfolio management services to be provided by those investment professionals; and (iii) that the services to be provided under the New Advisory Agreements and the Administrative Services Agreement were comparable to the services provided under the Current Advisory Agreements and other administrative agreements. After reviewing the above and related factors, the Board concluded, within the context of its overall conclusions regarding the New Advisory Agreements, that the nature, extent and quality of services provided supported the approval of each of the New Advisory Agreements.

Investment performance of funds advised by MFS. The Board reviewed information about the performance of various funds advised by MFS over various time periods, including information prepared by MFS showing that the performance of such funds generally compared favorably to the performance of peer groups and performance benchmarks. The Board also considered MFS' reputation generally and MFS' commitment to the business of managing closed-end funds, including its experience managing the six closed-end funds currently managed by MFS. After reviewing the above and related factors, the Board concluded, within the context of its overall conclusions regarding each New Advisory Agreement, that the performance of MFS was sufficient, in light of other considerations, to warrant the approval of each of the New Advisory Agreements.

The costs of the services to be provided and the profits to be realized by MFS and its affiliates from their relationships with the Funds. The Board considered the fees to be charged to the Funds for investment advisory services as well as the anticipated total expense levels of the Funds. The Board considered information about the investment advisory fees charged by MFS to a closed-end fund, which were comparable to, and to institutional clients, which were generally lower than, the investment advisory fees under the New Advisory Agreements, and the scope of services provided to such clients relative to the scope of services to be provided under the New Advisory Agreements. In evaluating each Fund's anticipated investment advisory fees, the Board took into account the fact that the investment advisory fee rates included in the New Advisory Agreements were the same as those included in the Current Advisory Agreements. The Board also took into account the demands and complexity of the investment management of the Fund. The Board considered the expense reductions that MFS anticipated would result from the shift to the group of service providers currently employed for transfer agency, fund accounting and custody services by funds advised by MFS.

The Board also considered the compensation to be received directly or indirectly by MFS and its affiliates from their relationships with the Funds. The Board reviewed information provided by MFS regarding the estimated profitability to MFS and its affiliates of their relationships with the Funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Board also considered court cases in which investment adviser profitability was an issue in whole or in part, the performance of funds advised by MFS, the anticipated expense levels of the Funds and the extent to which MFS would implement expense caps for the Funds. After reviewing the foregoing and related factors, the Board concluded, within the context of its overall conclusions regarding each of the New Advisory Agreements, that the investment advisory fees to be charged to each Fund were fair and reasonable, and that the anticipated costs of the investment advisory services generally, and the related anticipated profitability to MFS and its affiliates of their relationships with the Funds, supported the approval of the New Advisory Agreements.

Economies of Scale. The Board considered the potential existence of economies of scale in the provision of services by MFS to each Fund and whether those economies would be shared with the Fund through breakpoints in the investment advisory fees or other means, such as expense caps. The Board noted that several of the Funds benefited from fee waivers, expense caps or both prior to the Sale, and that those Funds were expected to continue to so benefit. In considering the issues above, the Board also took note of the expected profitability to MFS and its affiliates of their proposed relationships with the Funds, as discussed above. After reviewing the above and related factors, the Board concluded, within the context of its overall conclusions regarding each of the New Advisory Agreements, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of each of the New Advisory Agreements.

Other Factors. The Board also considered other factors, which included but were not limited to the following:

- the compliance programs of MFS and the compliance-related resources that MFS and its affiliates would provide to the Funds.

- the nature, quality, estimated cost and extent of administrative and shareholder services to be performed by MFS and its affiliates, both under the New Advisory Agreements and under separate agreements for the provision of administrative services.

- so-called "fall-out benefits" to MFS, such as the engagement of its affiliates to provide services to the Funds, as well as possible conflicts of interest associated with those fall-out and other benefits.

Based on its evaluation of all factors that it deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including all of the Independent Trustees, approved each of the New Advisory Agreements.

REQUIRED VOTE AND RECOMMENDATION

Approval of a New Advisory Agreement on behalf of each Fund requires the affirmative vote of a "majority of the outstanding voting securities" of such Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of such Fund or (ii) 67% or more of the shares of such Fund present at the Meeting if more than 50% of the outstanding shares of such Fund are present at the Meeting in person or represented by proxy. For each of Colonial California Insured Municipal Fund, Colonial High Income Municipal Trust, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust, holders of municipal auction rate cumulative preferred shares ("Preferred Shares") and holders of common shares of beneficial interest ("Common Shares") vote together as a single class on this Proposal 1.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, HAS CONCLUDED THAT PROPOSAL 1 IS IN THE BEST INTERESTS OF SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

                                   PROPOSAL 2
             TO APPROVE AN AMENDED AND RESTATED DECLARATION OF TRUST

Each Fund, like other investment companies, is subject to comprehensive federal laws and regulations (in particular, to the 1940 Act) and to state laws. The Funds are subject to Massachusetts law because each Fund is a Massachusetts business trust. Under Massachusetts law, a business trust generally operates under an organizational document, usually called a declaration of trust, which sets forth various provisions relating primarily to the authority and governance of the business trust. Each Fund currently operates under its own agreement and declaration of trust (each a "Current Declaration").

The Board recommends that shareholders of each Fund vote to approve an Amended and Restated Declaration of Trust for each Fund (each a "Revised Declaration") if Proposal 1 is approved. The Board believes that, if the New Advisory Agreement for each Fund referenced in Proposal 1 is approved and the Sale closes, in order to increase the efficiency of administration of the Funds by MFS, it is in the best interests of shareholders to conform the Current Declaration of each Fund to the form of declaration of trust used for other closed-end funds advised by MFS.

Adoption of a Revised Declaration for each Fund will not alter any Fund's current investments or investment policies.

A description of the material differences between each Current Declaration and the form of proposed Revised Declaration is set forth in Appendix C.

If Proposal 1 and this Proposal 2 are approved by the shareholders of a Fund, the Revised Declaration will become effective when a majority of the trustees of that Fund has signed the Revised Declaration. Each Fund currently anticipates that, if the requisite shareholder approvals are obtained and if the Closing occurs, the Revised Declaration for such Fund will become effective immediately after the Closing.

The foregoing discussion and the summary set forth in Appendix C hereto are qualified in their entireties by reference to the form of Revised Declaration, which is attached hereto in Appendix D.

MFS has indicated that it intends, following the Closing, to propose to the trustees of each Fund that the bylaws of the Fund be amended to conform them more closely to the bylaws of the other closed-end funds advised by MFS. Unlike the Current Declarations, the proposed form of Revised Declaration does not address quorum requirements for shareholder meetings. MFS has advised the Board that the amended bylaws of the Funds will address quorum requirements for shareholder meetings. MFS has also advised the Board that each Fund's quorum for shareholder meetings will not change upon Closing.

REQUIRED VOTE AND BOARD RECOMMENDATION

For each of Colonial California Insured Municipal Fund, Colonial High Income Municipal Trust, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust, approval of a Revised Declaration for each Fund requires
(i) the affirmative vote of at least 66 2/3% of the Common Shares and Preferred Shares of such Fund entitled to vote, voting together as a single class, and
(ii) the affirmative vote of at least a majority of the Preferred Shares outstanding on the Record Date.

For each of Colonial InterMarket Income Trust I and Colonial Intermediate High Income Fund, approval of a Revised Declaration for each Fund requires the affirmative vote of at least 66 2/3% of the shares of beneficial interest of such Fund entitled to vote.

If the shareholders of a Fund fail to approve a Revised Declaration for such Fund, or if the Sale does not close, the Fund's Current Declaration will remain in effect. The Sale may close even if the Revised Declaration is not approved by shareholders of any Fund.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, HAS CONCLUDED THAT PROPOSAL 2 IS IN THE BEST INTERESTS OF SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                                   PROPOSAL 3
                   TO ELECT TRUSTEES IF PROPOSAL 1 IS APPROVED

BACKGROUND

The current trustees of each Fund have indicated that, if the New Advisory Agreements referenced in Proposal 1 are approved and the Closing occurs, they will resign in order to facilitate the oversight of the Fund by the same board of trustees that currently oversees other funds advised by MFS. The current trustees of each Fund believe that the interests of shareholders would most efficiently and effectively be represented by trustees who are more familiar with MFS and with the management and operation of other funds advised by MFS. Messrs. Robert E. Butler, David H. Gunning, William R. Gutow, Michael Hegarty,
J. Atwood Ives, Robert J. Manning, Lawrence T. Perera, Robert C. Pozen, J. Dale Sherratt and Robert W. Uek, Dr. Lawrence H. Cohn and Ms. Laurie J. Thomsen (each a "Nominee" and collectively, the "Nominees"), each of whom has agreed to serve, have been nominated for election as trustees of each Fund. The Nominees would serve in accordance with the Revised Declaration (or, if Proposal 2 is not approved by shareholders, the Current Declaration) and the bylaws of each Fund.

At a meeting held on April 10, 2007, the Board, including the Independent Trustees, nominated each Nominee for election by shareholders of each Fund if Proposal 1 is approved by shareholders and the Closing occurs. If, prior to the Meeting, any Nominee refuses or becomes unable to serve, or becomes unavailable for election, the persons named as proxies may vote the enclosed proxy for a substitute nominee in their discretion.

The Board of each Fund has fixed the number of trustees for that Fund at twelve, contingent upon approval by the shareholders of that Fund of Proposal 1 and the occurrence of the Closing.

NOMINEES

For each of Colonial California Insured Municipal Fund, Colonial High Income Municipal Trust, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust, the following ten Nominees are proposed for election by the holders of Common Shares and Preferred Shares, voting together as a single class: Messrs. Butler, Gunning, Gutow, Hegarty, Manning, Perera, Pozen, Sherratt and Uek and Dr. Cohn. The following two Nominees are proposed for election by the holders of Preferred Shares: Mr. Ives and Ms. Thomsen.

The Nominees (excluding the Nominees to be elected by the holders of Preferred Shares, voting separately), if elected, would be divided into three classes as follows, each with a term expiring in the year indicated:


2008                     2009                      2010
----                     ----                      ----


Mr. Gutow                Mr. Butler                Dr. Cohn
Mr. Hegarty              Mr. Gunning               Mr. Manning
Mr. Uek                  Mr. Pozen                 Mr. Perera
                         Mr. Sherratt


If elected, Mr. Ives and Ms. Thomsen each will serve for one year or until his or her successor is elected.

For each of Colonial InterMarket Income Trust I and Colonial Intermediate High Income Fund, the following twelve Nominees are proposed for election by the holders of shares of beneficial interest: Messrs. Butler, Gunning, Gutow, Hegarty, Ives, Manning, Perera, Pozen, Sherratt and Uek, Dr. Cohn and Ms. Thomsen.

The Nominees, if elected, would be divided into three classes as follows, each with a term expiring in the year indicated:


2008                     2009                      2010
----                     ----                      ----


Mr. Gutow                Mr. Butler                Dr. Cohn
Mr. Hegarty              Mr. Gunning               Mr. Manning
Mr. Ives                 Mr. Pozen                 Mr. Perera
Mr. Uek                  Mr. Sherratt              Ms. Thomsen


The Nominees have advised the Board that, if elected, they would intend to impose a mandatory retirement age of 73 years.

REQUIRED VOTE

For each of Colonial California Insured Municipal Fund, Colonial High Income Municipal Trust, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or represented by proxy, is required for the election of each of Messrs. Butler, Gunning, Gutow, Hegarty, Manning, Perera, Pozen, Sherratt and Uek and Dr. Cohn, and the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or represented by proxy, is required for the election of each of Mr. Ives and Ms. Thomsen.

For each of Colonial InterMarket Income Trust I and Colonial Intermediate High Income Fund, the affirmative vote of a plurality of the holders of shares of beneficial interest, present at the Meeting in person or represented by proxy, is required for the election of each Nominee.

INFORMATION REGARDING NOMINEES

For information regarding the Nominees, please see Appendix E to this proxy statement.

OWNERSHIP OF SHARES OF THE FUNDS BY NOMINEES

Appendix F to this proxy statement provides information, as of the Record Date, regarding the beneficial ownership by the Nominees of equity securities in (a) the Funds, (b) the Funds' "Family of Investment Companies" (as defined in Item 22(a)(1)(iv) of Rule 14a-101 under the Exchange Act), (c) an investment adviser or principal underwriter of any Fund and (d) a person (other than a fund) in a control relationship with an investment adviser or principal underwriter of any Fund.

TRANSACTIONS IN SECURITIES OF MFS

None of the Nominees have purchased or sold any securities, in an amount exceeding 1% of the outstanding securities, of MFS, its parent company or any subsidiary of either.

LEGAL PROCEEDINGS

The Funds are aware of no material pending legal proceedings to which any Nominee is a party adverse to any of the Funds or any affiliated person of any of the Funds, or in which any Nominee has a material interest adverse to any of the Funds or to any affiliated person of any of the Funds. The Funds further are aware of no legal proceedings involving any Nominee that would be material to an evaluation of the ability or integrity of any Nominee and that would require disclosure under Item 401(f) of Regulation S-K under the Exchange Act.

REGULATORY INVESTIGATIONS SETTLED

In February, 2004, MFS reached agreement with the Commission, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters.

On March 31, 2004, MFS settled an administrative proceeding with the Commission regarding disclosure of brokerage allocation practices in connection with fund sales.

In 2001-2002, the Commission investigated MFS, among others, in relation to a single trade in U.S. 30-year treasury bonds in October 2001. In order to settle the matter, on September 4, 2003, MFS consented to an administrative censure and a cease and desist order which requires MFS to maintain an inside information policy which specifically deals with information received from consultants and which specifically acknowledges that government debt instruments are covered. In addition, MFS paid a fine to the SEC and undertook to reimburse its trading partner for losses.

LEGAL PROCEEDINGS

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this matter. The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Exchange Act, the 1940 Act and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974 (ERISA), as well as fiduciary duties and other violations of common law. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares).

The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named trustees, adviser and distributor, rescission of contracts and 12b-1 plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action, first filed on March 25, 2004) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (filed on May 4, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and other named defendants continue to defend the various lawsuits.

PROPOSED COMMITTEES OF THE BOARD

The Nominees have indicated that if they are elected, they intend to organize committees of the board as follows:

AUDIT COMMITTEE

The audit committee ("MFS Audit Committee") would oversee the accounting and auditing procedures for the Funds and, among other things, would consider the selection of independent accountants for the Funds and the scope of the audit, and would consider the effect on the independence of those accountants of any non-audit services such accountants provide to the Funds and any audit or non-audit services such accountants provide to MFS and/or certain MFS affiliates. The MFS Audit Committee also would be responsible for establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable Fund accounting matters by officers of the Funds and employees of the Funds' investment advisers, administrators or any other providers of accounting-related services to the Funds. If all of the Nominees are elected by shareholders, the members of the MFS Audit Committee would be Ms. Thomsen and Messrs. Butler, Gutow, Sherratt and Uek.

COMPLIANCE AND GOVERNANCE COMMITTEE

The compliance and governance committee ("MFS Compliance and Governance Committee") would oversee the development and implementation of the Funds' regulatory and fiduciary compliance policies, procedures and practices under the 1940 Act and other applicable laws and would oversee compliance policies of MFS and certain other service providers as they relate to Fund activities. The chief compliance officer would report directly to the MFS Compliance and Governance Committee and would assist in carrying out its responsibilities. In addition, the MFS Compliance and Governance Committee would advise and make recommendations to the full board on matters concerning trustee practices and recommendations concerning the functions and duties of the committees of the board. If all of the Nominees are elected by shareholders, the members of the MFS Compliance and Governance Committee would be Messrs. Butler, Gunning, Gutow and Sherratt and Dr. Cohn.

CONTRACTS REVIEW COMMITTEE

The contracts review committee ("MFS Contracts Review Committee") would request, review and consider the information deemed reasonably necessary to evaluate the terms of the investment advisory agreements that the Funds propose to renew or continue, and would make its recommendations to the full board on these matters. If all of the Nominees are elected by shareholders, the members of the MFS Contracts Review Committee would be Ms. Thomsen, Messrs. Butler, Gunning, Gutow, Hegarty, Ives, Perera, Sherratt and Uek and Dr. Cohn.

NOMINATION AND COMPENSATION COMMITTEE

The nomination and compensation committee ("MFS Nomination and Compensation Committee") would recommend qualified candidates to the full board in the event that a position is vacated or created. The MFS

Nomination and Compensation Committee would consider recommendations by shareholders when a vacancy exists. If Nominees are elected by shareholders and the Sale closes, shareholders wishing to recommend candidates for trustee for consideration by the MFS Nomination and Compensation Committee may do so by writing to the Funds' secretary at the principal executive office of the Funds. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an "interested person" of the Funds), a written consent of the candidate to be named as a nominee and to serve as trustee if elected, record and ownership information for the recommending shareholder with respect to the Funds, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The MFS Nomination and Compensation Committee also would be responsible for making recommendations to the full board regarding any necessary standards or qualifications for service on the board. The MFS Nomination and Compensation Committee also would review and make recommendations to the full board regarding compensation for the trustees who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. If all of the Nominees are elected by shareholders, the members of the MFS Nomination and Compensation Committee would be Ms. Thomsen, Messrs. Butler, Gunning, Gutow, Hegarty, Ives, Perera, Sherratt and Uek and Dr. Cohn.

PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE

The portfolio trading and marketing review committee ("MFS Portfolio Trading and Marketing Review Committee") would oversee the policies, procedures and practices of the Funds with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The MFS Portfolio Trading and Marketing Review Committee also would oversee the administration of the Funds' proxy voting policies and procedures by MFS. In addition, the committee would receive reports from MFS regarding the policies, procedures and practices of MFS and its affiliates in connection with their marketing of shares of the MFS funds. If all of the Nominees are elected by shareholders, the members of the MFS Portfolio Trading and Marketing Review Committee would be Messrs. Gunning, Hegarty and Perera and Dr. Cohn.

PRICING COMMITTEE

The pricing committee ("MFS Pricing Committee") would oversee the determination of the value of the portfolio securities and other assets held by the Funds and would determine or cause to be determined the fair value of securities and assets for which market quotations are not "readily available" in accordance with the 1940 Act. The MFS Pricing Committee would delegate primary responsibility for carrying out these functions to MFS and MFS' internal valuation committee pursuant to pricing policies and procedures approved by the committee and adopted by the full board, which would include methodologies to be followed by MFS to determine the fair values of portfolio securities and other assets held by the Funds for which market quotations are not readily available. The MFS Pricing Committee would meet periodically with the members of MFS' internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Funds' pricing policies and procedures, and to review and assess the policies and procedures themselves. If all of the Nominees are elected by shareholders, the members of the MFS Pricing Committee would be Ms. Thomsen and Messrs. Hegarty, Perera and Uek.

SERVICES CONTRACTS COMMITTEE

The services contracts committee ("MFS Services Contracts Committee") would review and evaluate the contractual arrangements of the Funds relating to transfer agency, administrative, custody, pricing and bookkeeping services and the lending of portfolio securities, and would make recommendations to the full board on these matters. If all of the Nominees are elected by shareholders, the members of the MFS Services Contracts Committee would be Ms. Thomsen and Messrs. Gunning, Sherratt and Uek.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, HAS CONCLUDED THAT THE ELECTION OF EACH NOMINEE AS A TRUSTEE OF THE FUNDS IF PROPOSAL 1 IS APPROVED BY SHAREHOLDERS AND THE CLOSING OCCURS IS IN THE BEST INTERESTS OF SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL NOMINEES.

                                   PROPOSAL 4
                                TO ELECT TRUSTEES

BACKGROUND

The Board of each Fund has fixed the number of trustees for that Fund at ten. As noted above, the Board of each Fund has approved increasing the number of trustees of that Fund to twelve, provided that Proposal 1 is approved by shareholders and that the Closing occurs.

For each of Colonial California Insured Municipal Fund, Colonial High Income Municipal Trust, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust, trustees are divided into three classes, each having a term of three years, with the term of each class expiring in a different year. Generally, trustees are elected by the holders of Common Shares and the holders of Preferred Shares, voting together as a single class. However, for each of these Funds, the holders of Preferred Shares, voting separately, are entitled to vote for two trustees. The class to which you are electing trustees and the term of such class are set forth below.

For each of Colonial InterMarket Income Trust I and Colonial Intermediate High Income Fund, trustees are divided into three classes, each having a term of three years, with the term of each class expiring in a different year. Trustees are elected by the holders of shares of beneficial interest. The class to which you are electing trustees and the term of such class are set forth below.

The Board, including all Independent Trustees, has nominated the nominees set forth below for election by shareholders, each to serve for the term set forth below, unless Proposal 1 is approved by shareholders and the Closing occurs. Each nominee has agreed to serve as a trustee of the relevant Fund if elected. If, prior to the Meeting, any nominee refuses or becomes unable to serve, or becomes unavailable for election, the persons named as proxies may vote for a substitute nominee in their discretion. Under the terms of each Fund's retirement policy, the trustees have a mandatory retirement age of 72 years, which might cause a trustee to retire before the end of his or her stated term. In particular, Mr. Stitzel, Mr. Lowry and Mr. Theobald are expected to retire in April 2008, June 2008 and June 2009, respectively. Each current trustee of each Fund, including each nominee set forth in this Proposal 4, has indicated his or her intention to resign, effective at the Closing, if Proposal 1 is approved by shareholders and the Closing occurs.

COLONIAL CALIFORNIA INSURED MUNICIPAL FUND

Messrs. Neuhauser and Theobald and Ms. Verville are proposed for election as trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. If elected, Messrs. Neuhauser and Theobald and Ms. Verville each will serve for three years or until a successor is elected. Messrs. Hacker and Stitzel are proposed for election as trustees of the Fund and are to be elected separately by the holders of Preferred Shares. If elected, Messrs. Hacker and Stitzel each will serve for one year or until his successor is elected.

If each of the nominees set forth in the immediately preceding paragraph who is to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class, is so elected, the Board (excluding trustees elected by holders of Preferred Shares, voting separately) will be divided into the following three classes, each with a term expiring in the year indicated:


2008                     2009                      2010
----                     ----                      ----


Ms. Kelly                Mr. Lowry                 Mr. Neuhauser
Mr. Simpson              Mr. Mayer                 Mr. Theobald
                         Mr. Nelson                Ms. Verville


REQUIRED VOTE

With respect to the election of Messrs. Neuhauser and Theobald and Ms. Verville, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or represented by proxy, is required for the election of each such nominee. With respect to the election of Messrs. Hacker and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or represented by proxy, is required for the election of each such nominee.

COLONIAL HIGH INCOME MUNICIPAL TRUST

Messrs. Mayer, Nelson and Theobald are proposed for election as trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. If elected, Messrs. Mayer, Nelson and Theobald each will serve for three years or until a successor is elected. Messrs. Hacker and Stitzel are proposed for election as trustees of the Fund and are to be elected separately by the holders of Preferred Shares. If elected, Messrs. Hacker and Stitzel each will serve for one year or until his successor is elected.

If each of the nominees set forth in the immediately preceding paragraph is elected by the holders of Common Shares and Preferred Shares, voting together as a single class, is so elected, the Board (excluding trustees elected by holders of Preferred Shares, voting separately) will be divided into the following three classes, each with a term expiring in the year indicated:


2008                     2009                      2010
----                     ----                      ----


Mr. Lowry                Ms. Kelly                 Mr. Mayer
Mr. Neuhauser            Ms. Verville              Mr. Nelson
Mr. Simpson                                        Mr. Theobald



REQUIRED VOTE

With respect to the election of Messrs. Mayer, Nelson and Theobald, the affirmative vote of a plurality of the holders of Common Shares and Preferred

Shares, voting together as a single class, present at the Meeting in person or represented by proxy, is required for the election of each such nominee. With respect to the election of Messrs. Hacker and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or represented by proxy, is required for the election of each such nominee.

COLONIAL INTERMARKET INCOME TRUST I

Messrs. Neuhauser and Theobald and Ms. Verville are proposed for election as trustees of the Fund. If elected, Messrs. Neuhauser and Theobald and Ms. Verville each will serve for three years or until a successor is elected.

If each of the nominees set forth in the immediately preceding paragraph is elected by shareholders, the Board will be divided into the following three classes, each with a term expiring in the year indicated:


2008                     2009                      2010
----                     ----                      ----


Mr. Lowry                Mr. Hacker                Mr. Neuhauser
Mr. Mayer                Ms. Kelly                 Mr. Theobald
Mr. Stitzel              Mr. Nelson                Ms. Verville
                         Mr. Simpson


REQUIRED VOTE

The affirmative vote of a plurality of the holders of share of beneficial interest of the Fund, present at the Meeting in person or represented by proxy, is required for the election of each such nominee.

COLONIAL INTERMEDIATE HIGH INCOME FUND

Messrs. Simpson, Stitzel and Theobald and Ms. Verville are proposed for election as trustees of the Fund. If elected, Messrs. Simpson, Stitzel and Theobald and Ms. Verville each will serve for three years or until a successor is elected.

If each of the nominees set forth in the immediately preceding paragraph is elected by shareholders, the Board will be divided into the following three classes, each with a term expiring in the year indicated:


2008                     2009                      2010
----                     ----                      ----


Mr. Lowry                Mr. Hacker                Mr. Simpson
Mr. Mayer                Ms. Kelly                 Mr. Stitzel
Mr. Nelson               Mr. Neuhauser             Mr. Theobald
                                                   Ms. Verville

REQUIRED VOTE

The affirmative vote of a plurality of the holders of share of beneficial interest of the Fund, present at the Meeting in person or represented by proxy, is required for the election of each such nominee.

COLONIAL INVESTMENT GRADE MUNICIPAL TRUST

Messrs. Mayer, Neuhauser and Theobald are proposed for election as trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. If elected, Messrs. Mayer, Neuhauser and Theobald each will serve for three years or until a successor is elected. Messrs. Hacker and Stitzel are proposed for election as trustees of the Fund and are to be elected separately by the holders of Preferred Shares. If elected, Messrs. Hacker and Stitzel each will serve for one year or until his successor is elected.

If each of the nominees set forth in the immediately preceding paragraph who is to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class, is so elected, the Board (excluding trustees elected by holders of Preferred Shares, voting separately) will be divided into the following three classes, each with a term expiring in the year indicated:


2008                     2009                      2010
----                     ----                      ----


Mr. Lowry                Ms. Kelly                 Mr. Mayer
Mr. Nelson               Mr. Simpson               Mr. Neuhauser
Ms. Verville                                       Mr. Theobald


REQUIRED VOTE

With respect to the election of Messrs. Mayer, Neuhauser and Theobald, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or represented by proxy, is required for the election of each such nominee. With respect to the election of Messrs. Hacker and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or represented by proxy, is required for the election of each such nominee.

COLONIAL MUNICIPAL INCOME TRUST

Messrs. Lowry, Neuhauser and Theobald are proposed for election as trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. If elected, Messrs. Lowry, Neuhauser and Theobald each will serve for three years or until a successor is elected. Messrs. Hacker and Stitzel are proposed for election as trustees of the Fund and are to be elected separately by the holders of Preferred Shares. If elected,

Messrs. Hacker and Stitzel each will serve for one year or until his successor is elected.

If each of the nominees set forth in the immediately preceding paragraph who is to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class, is so elected, the Board (excluding trustees elected by holders of Preferred Shares, voting separately) will be divided into the following three classes, each with a term expiring in the year indicated:


2008                     2009                      2010
----                     ----                      ----


Mr. Mayer                Ms. Kelly                 Mr. Lowry
Ms. Verville             Mr. Nelson                Mr. Neuhauser
                         Mr. Simpson               Mr. Theobald


REQUIRED VOTE

With respect to the election of Messrs. Lowry, Neuhauser and Theobald, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or represented by proxy, is required for the election of each such nominee. With respect to the election of Messrs. Hacker and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or represented by proxy, is required for the election of each such nominee.

INFORMATION REGARDING TRUSTEES, NOMINEES AND OFFICERS

For information regarding the trustees and officers of the Funds and the nominees set forth above, please see Appendix G to this proxy statement.

TRUSTEE AND OFFICER COMPENSATION

The trustees of each Fund also serve as trustees for certain other funds advised by Columbia or its affiliates (the "Fund Complex"). For information regarding the compensation of the trustees of the Funds, see Appendix H to this proxy statement.

OWNERSHIP OF SHARES OF THE FUNDS BY TRUSTEES AND NOMINEES

Appendix I to this proxy statement provides information, as of the Record Date, regarding the beneficial ownership by the trustees of the Funds and by the nominees set forth in this Proposal 4 of equity securities in (a) the Funds, (b) the Funds' "Family of Investment Companies" (as defined in Item 22(a)(1)(iv) of Rule 14a-101 under the Exchange Act), (c) an investment adviser or principal underwriter of any Fund and (d) a person (other than a fund) in a control relationship with an investment adviser or principal underwriter of any Fund.

TRANSACTIONS IN SECURITIES OF COLUMBIA

No trustee or officer of any Fund has purchased or sold any securities, in an amount exceeding 1% of the outstanding securities, of Columbia, its parent company or any subsidiary of either.

LEGAL PROCEEDINGS

The Funds are aware of no material pending legal proceedings to which any nominee set forth in this Proposal 4 is a party adverse to any of the Funds or any affiliated person of any of the Funds, or in which any such nominee has a material interest adverse to any of the Funds or to any affiliated person of any of the Funds. The Funds further are aware of no legal proceedings involving any such nominee that would be material to an evaluation of the ability or integrity of any such nominee and that would require disclosure under Item 401(f) of Regulation S-K under the Exchange Act.

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease and desist order by the Commission (the "SEC Order") on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

As a result of these matters or any adverse publicity or other developments resulting from them, the market price of Fund shares could decline.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the 1940 Act and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Exchange Act and claims under Section 36(b) of the 1940 Act were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and the federal Judicial Panel transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the 1940 Act and the Investment Advisers Act of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court, where the parties will seek court approval of the settlement. The terms of the proposed settlement, if approved, will require payments by the funds' adviser and/or its affiliates, including payment of plaintiffs' attorneys' fees and notice to class members. In the event that the settlement is not approved, the plaintiffs may elect to go forward with their appeal and no opinion is expressed regarding the likely outcome or financial impact of such an appeal on any fund.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, HAS CONCLUDED THAT THE ELECTION OF EACH NOMINEE SET FORTH IN PROPOSAL 4 AS A TRUSTEE OF THE FUNDS IS IN THE BEST INTERESTS OF SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL SUCH NOMINEES.

                         INFORMATION REGARDING THE BOARD

COMMITTEES OF THE BOARD

The Board is responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the Funds' shareholders. The Board has created several committees to perform specific functions on behalf of the Funds. The members of each committee, a description of each committee's functions and a table setting forth the number of meetings held by the Board and each committee during the last fiscal year appear below.

AUDIT COMMITTEE

Each Fund has an audit committee (the "Audit Committee") composed of only Independent Trustees who meet the requirements for independence as set forth in the listing standards of the New York Stock Exchange (the "NYSE") and the American Stock Exchange (the "AMEX"). Each member of the Audit Committee must be financially literate and at least one member must have prior accounting or related financial management expertise. The Board has determined, in accordance with applicable regulations of the NYSE and the AMEX, that each member of the Audit Committee is financially literate and has prior accounting experience or related financial management expertise. The current members of the Audit Committee are Ms. Verville and Messrs. Hacker and Stitzel.

The Audit Committee adopted a revised written charter on February 10, 2004 which sets forth the Audit Committee's structure, powers, duties and methods of operation. A copy of the Audit Committee charter is available on the Funds' website at www.columbiamanagement.com/ColonialFunds/Home.htm.

The Audit Committee serves as an independent and objective party to monitor the Funds' accounting policies, financial reporting and internal control systems and the work of the Funds' independent registered public accounting firm. The Audit Committee also provides an open means of communication between the independent registered public accounting firm, Columbia's internal accounting staff and the Board. The principal functions of the Audit Committee are to assist Board oversight of: (a) the integrity of each Fund's financial statements, (b) each Fund's compliance with legal and regulatory requirements, (c) the independent registered public accounting firm's qualifications and independence, (d) the performance of Columbia's internal audit function and (e) the independent registered public accounting firm. The Audit Committee has direct responsibility for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm (including resolution of financial reporting disagreements between management and such independent registered public accounting firm) for the purpose of preparing or issuing an audit report or performing other review or attest services for the Funds.

GOVERNANCE COMMITTEE

Each Fund has a governance committee (the "Governance Committee"). Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of each Fund. Messrs. Lowry, Simpson and Theobald are Independent Trustees who meet the requirements for independence as set forth in the listing standards of the NYSE and the AMEX. Mr. Mayer is an "interested person" (as defined in the 1940
Act) of the Funds. The Governance Committee performs the functions typically performed by nominating and compensation committees. Among other things, members of the Governance Committee who are Independent Trustees recommend to the Board nominees for trustee and the Governance Committee recommends to the Board nominees for appointment to various committees, performs periodic evaluations of the effectiveness of the Board, reviews and recommends to the Board policies and practices to be followed in carrying out the trustees' duties and responsibilities and reviews and makes recommendations to the Board regarding the compensation of the Independent Trustees. Members of the Governance Committee who are Independent Trustees consider candidates for trustees identified by any reasonable source, including current Independent Trustees, Fund management, Fund shareholders and other persons or entities. On October 12, 2005 the Governance Committee adopted a written charter that sets forth the Governance Committee's structure, duties, powers and methods of operation. A copy of the Governance Committee charter was attached as Appendix F to the proxy statement delivered to shareholders of the Funds in connection with the Funds' annual meeting of shareholders held on May 24, 2006.

ADVISORY FEES AND EXPENSES COMMITTEE

Each Fund has an advisory fees and expenses committee (the "Advisory Fees and Expenses Committee"). The current members of the Advisory Fees and Expenses Committee are Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser. The Advisory Fees and Expenses Committee's functions include reviewing and making recommendations to the Board regarding contracts requiring the approval of a majority of the Independent Trustees and regarding other contracts that may be referred to it by the Board.

COMPLIANCE COMMITTEE

Each Fund has a compliance committee (the "Compliance Committee"). The current members of the Compliance Committee are Mses. Kelly and Verville and Messrs. Nelson, Simpson and Stitzel. The Compliance Committee's functions include providing oversight of the monitoring processes and controls of the Fund. The Compliance Committee supervises legal and regulatory matters and internal rules, policies, procedures and standards (other than those relating to accounting matters) and oversees compliance by the Funds' investment adviser, principal underwriter and transfer agent.

RECORD OF BOARD AND COMMITTEE MEETINGS

The Board and its committees held the following numbers of meetings during the fiscal year ended November 30, 2006:



Board:                                                   7
Audit Committee:                                         8
Governance Committee:                                    3
Advisory Fees and Expenses Committee:                    6
Compliance Committee:                                    9


During the fiscal year ended November 30, 2006, each of the trustees attended more than 75% of the meetings of the Board and of each committee of which such trustee was a member. The Funds do not have a formal policy on trustee attendance at the annual meetings of shareholders. No trustees attended the 2006 annual meeting of shareholders of the Funds.

AUDIT COMMITTEE REPORT

At a meeting of the Audit Committee on January 18, 2007, the Audit Committee:
(i) reviewed and discussed with management each Fund's audited financial statements for the most recently completed fiscal year and (ii) discussed with PricewaterhouseCoopers LLP ("PwC"), each Funds' independent registered public accounting firm, the matters required to be discussed by the American Institute of Certified Public Accountants ("AICPA") Auditing Standards Board Statement on Auditing Standards No. 61 and other professional standards and regulatory requirements. At a meeting of the Audit Committee on February 6, 2007, the Audit Committee obtained from PwC a formal written statement consistent with AICPA Independence Standards Board Standard No. 1, describing all relationships between PwC and the Funds that might bear on PwC's independence, discussed with PwC any relationships that may affect its objectivity and independence, and based on such statement and discussions, satisfied itself as to PwC's independence. Based on its review and discussion, the Audit Committee recommended to the Board that the audited financial statements for each Fund be included in that Fund's annual report to shareholders.

Based on the recommendation from the Audit Committee and on its own review, the Board selected PwC as the independent registered public accounting firm for each Fund for the fiscal year ending November 30, 2007. Representatives of PwC are not expected to be at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT COMMITTEE PRE-APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM SERVICES

The Audit Committee is required to pre-approve the engagement of each Fund's independent registered public accounting firm to provide audit and non-audit services to that Fund and non-audit services to that Fund's investment adviser or any entity controlling, controlled by or under common control with that investment adviser that provides ongoing services to that Fund (an "Adviser Affiliate") if the engagement relates directly to the operations and financial reporting of that Fund. The engagement may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (the "Policy") for the pre-approval of audit and non-audit services provided to each Fund and non-audit services provided to each Fund's investment adviser and Adviser Affiliates if the engagement relates directly to the operations or financial reporting of the applicable Fund. The Policy sets forth the procedures and conditions pursuant to which services to be performed by the Funds' independent registered public accounting firm are to be pre-approved. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm. The Audit Committee may amend the Policy from time to time and must review and approve the Policy at least annually.

The Policy provides for general pre-approval by the Audit Committee of certain:
(i) audit services to the Funds; (ii) audit-related services to the Funds; (iii) tax services to the Funds; (iv) other services to the Funds; and (v) Fund-related services to the Funds' investment adviser and its Adviser Affiliates. The Policy requires the Fund treasurer and/or the director of board administration to submit to the Audit Committee, at least annually, a schedule of the types of services that are subject to general pre-approval. The schedule must provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The general pre-approval and related fees relate to the fiscal year of the Funds. At least annually, the Audit Committee will review and approve the types of services and review the projected fees for the next fiscal year, and may add to or subtract from the list of pre-approved services from time to time. In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to any Fund. The fee amounts listed on the schedules will be updated to the extent necessary at each regularly scheduled meeting of the Audit Committee.

When specific pre-approval is required, management must submit a written request to the Audit Committee detailing the proposed engagement and explaining the purpose of using the independent registered public accounting firm for such engagement. The Audit Committee reviews the request at its next regularly scheduled meeting. In cases when the timing of the management request is critical, the chairperson of the Audit Committee has the authority to approve the request or to call a special meeting of the Audit Committee to consider the request.

FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table sets forth the aggregate fees billed by PwC to each Fund for the last two fiscal years for professional services rendered for (i) audit services, including the audit of each Fund's financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) audit-related services associated with the review of the Funds' semi-annual financial statements and, for all Funds other than Colonial InterMarket Income Trust I and Colonial Intermediate High Income Fund, procedures relating to reports required by rating agencies; (iii) tax services and, primarily, reviews of Fund tax returns; and (iv) other services.

                                      AUDIT   AUDIT-RELATED    TAX   ALL OTHER
                               YEAR    FEES        FEES       FEES      FEES
                               ----  -------  -------------  ------  ---------


Colonial California Insured
  Municipal Fund               2006  $26,900     $13,730     $4,104      $0
                               2005  $24,148     $13,205     $3,612      $0
Colonial High Income
  Municipal Trust              2006  $32,000     $13,730     $3,800      $0
                               2005  $28,988     $13,205     $3,063      $0
Colonial InterMarket Income
  Trust I                      2006  $33,900     $ 4,100     $2,805      $0
                               2005  $30,758     $ 3,890     $2,500      $0
Colonial Intermediate High
  Income Fund                  2006  $39,000     $ 4,100     $2,805      $0
                               2005  $35,488     $ 3,890     $2,500      $0
Colonial Investment Grade
  Municipal Trust              2006  $27,800     $13,730     $3,800      $0
                               2005  $25,038     $13,205     $3,062      $0
Colonial Municipal Income
  Trust                        2006  $32,000     $13,730     $3,904      $0
                               2005  $28,988     $13,205     $3,062      $0


All of the audit fees, audit-related fees, tax fees and other fees billed by PwC for services provided to the Funds for the fiscal years ended November 30, 2006 and November 30, 2005 were pre-approved by the Audit Committee. There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception.

The aggregate amount of fees paid for non-audit services billed to the Funds, the Funds' investment adviser and the Adviser Affiliates was $589,838 for the fiscal year ended November 30, 2006 and $333,899 for the fiscal year ended November 30, 2005.

There were no amounts billed by PWC in the fiscal years ended November 30, 2006 and November 30, 2005 for audit-related services or tax services provided to the Funds' investment adviser or the Adviser Affiliates for engagements that related directly to the operations or financial reporting of the Funds. The aggregate amounts billed by PwC in the fiscal years ended November 30, 2006 and November 30, 2005 for other services provided to the Funds' investment adviser or Adviser Affiliates for engagements related directly to the operations or financial reporting of the Funds were $505,500 and $255,500, respectively. These services included internal control reviews of Columbia.

The Audit Committee has determined that the provision of the services described above to the Funds' investment adviser and the Adviser Affiliates is compatible with maintaining the independence of PwC.

If Proposal 1 is approved by shareholders of the Funds and the Closing occurs, it is anticipated that PwC will resign as the Funds' independent registered public accounting firm due to independence issues. It is anticipated that the Funds will engage Ernst & Young LLP as their independent registered public accounting firm. Ernst & Young LLP currently is the independent registered public accounting firm for other investment companies managed by MFS.

TRUSTEE NOMINATION PROCESS

The Board has adopted a policy relating to the consideration of candidates for trustee proposed by shareholders. Under that policy as currently in effect, members of the Governance Committee who are Independent Trustees consider, among other things, whether prospective nominees have distinguished records in their primary careers, personal and professional integrity and substantive knowledge in areas important to the Board's operations, such as a background or education in finance, auditing, securities law, the workings of the securities markets or investment advice. For candidates to serve as Independent Trustees, independence from the Funds' investment adviser, its affiliates and the Funds' other principal service providers is critical, as is an independent and questioning mind set. In each case, the members of the Governance Committee who are Independent Trustees will evaluate whether a candidate is an "interested person," as defined in Section 2(a)(19) of the 1940 Act, and "independent" under the listing standards of the NYSE and the AMEX. Members of the Governance Committee who are Independent Trustees also consider whether a prospective candidate's workload would be consistent with regular attendance at Board meetings and would allow him or her to be available for service on Board committees and to devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board's present composition and its perceptions about future issues and needs.

Members of the Governance Committee who are Independent Trustees initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board are contacted by a member of the Governance Committee who is an Independent Trustee by telephone to discuss the position. If there appears to be sufficient interest, an in-person meeting with one or more of the members of the Governance Committee who are Independent Trustees is arranged. If a member of the Governance Committee who is an Independent Trustee, based on the results of such contacts, believes he or she has identified a viable candidate, he or she airs the matter with the other members of the Governance Committee who are

Independent Trustees for input. Any request by Fund management to meet with the prospective candidate is given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

Shareholders of a Fund who wish to nominate a candidate to the Board may send information regarding prospective candidates to the Governance Committee, in care of the relevant Fund, at One Financial Center, Boston, Massachusetts 02111-2621. The information should include evidence of the shareholders' Fund ownership, a full listing of the proposed candidate's education, experience, current employment and date of birth, the names and addresses of at least three professional references, information as to whether the candidate is an "interested person" under the 1940 Act and "independent" under the applicable NYSE or AMEX listing standards and such other information as may be helpful to the members of the Governance Committee who are Independent Trustees in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to a member of the Governance Committee for consideration. Recommendations for candidates will be evaluated in light of anticipated vacancies and whether the number of trustees of a Fund is expected to be increased. All nominations from Fund shareholders will be considered. There may be times when the Governance Committee does not recruit new trustees. In such case, shareholder recommendations are maintained on file pending the active recruitment of trustees.

The foregoing policy is subject to change at any time by the Board.

CERTAIN RELATED TRANSACTIONS AND MANAGEMENT INDEBTEDNESS

There have been no transactions or series of similar transactions, since the beginning of the Funds' last fiscal year, and there are no currently proposed transactions, to which any Fund was or is to be a party, in which the amount involved exceeded $120,000 and in which any officer of any Fund or any security holder who is known by any Fund to own of record or beneficially more than 5% of any class of such Fund's shares, or any member of the immediate family of any such person, had or will have a direct or indirect material interest other than the acquisition of Fund shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Funds' trustees and officers, persons who own in excess of 10% of any Fund's outstanding shares and certain officers and directors of any Fund's investment adviser (collectively, "Section 16 Reporting Persons") to file with the Securities and Exchange Commission (the "Commission") initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of any of the Funds. Section 16 Reporting

Persons are required by Commission regulations to furnish the Funds with copies of all Section 16(a) forms that they file. To the Funds' knowledge, based solely on a review of the copies of such reports furnished to the Funds, and on representations made, all Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them.

                               GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

Management of the Funds does not know of any matters to be presented at the Meeting other than those described in this proxy statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

INVESTMENT ADVISER

The current investment adviser to the Funds is Columbia Management Advisors, LLC. Its business address is One Financial Center, Boston, Massachusetts 02111-2621.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The current independent registered public accounting firm of the Funds is PricewaterhouseCoopers LLP. Its business address is 125 High Street, Boston, Massachusetts 02110. If Proposal 1 is approved by shareholders of the Funds and the Closing occurs, it is anticipated that the Funds will engage Ernst & Young LLP as their independent registered public accounting firm. Ernst & Young LLP's business address is 200 Clarendon Street, Boston, Massachusetts 02116.

SHAREHOLDER PROPOSALS

Under the proxy rules of the Commission, shareholder proposals that meet tests contained in those rules may, under certain conditions, be included in a Fund's proxy materials for an annual shareholders' meeting. Under the proxy rules, proposals submitted for inclusion in the proxy materials for the 2008 annual meeting must be received by the relevant Fund on or before January 2, 2008. The fact that a Fund receives a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials since there are other requirements in the proxy rules relating to such inclusion.

Shareholders who wish to make a proposal at the 2008 annual meeting that will not be included in the Funds' proxy materials must notify the relevant Fund on or before March 18, 2008. If a shareholder who wishes to submit a proposal fails to timely notify the relevant Fund, the persons named as proxies for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the persons named as proxies may still exercise discretionary voting authority under circumstances consistent with the Commission's proxy rules.

You may submit shareholder proposals to a Fund c/o the Secretary of the Fund, One Financial Center, Mail Stop MA5-515-11-05, Boston, Massachusetts 02111-2621. If the closing occurs, you may submit shareholder proposals to a Fund c/o the Secretary of the Fund, 500 Boylston Street, Boston, Massachusetts 02116.

SHAREHOLDER COMMUNICATIONS

Shareholders may communicate with the trustees as a group or individually. Any such communications should be sent to the Board of a Fund or to an individual trustee in writing, c/o the Secretary of the relevant Fund, at One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111-2621. The Secretary may determine not to forward to the Board or to a trustee any letter that does not relate to the business of a Fund.

PROXY STATEMENT DELIVERY

"Householding" is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of the proxy statement together with one proxy card for each account. If you received more than one copy of the proxy statement, you may elect to household in the future; if you received a single copy of the proxy statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this proxy statement by writing to the appropriate Fund at the following address: One Financial Center, Boston, Massachusetts 02111-2621, or by calling the appropriate Fund at the following number: 1-800-426-3750.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TOUCH-TONE

TELEPHONE AND INTERNET VOTING IS AVAILABLE FOR ELIGIBLE INVESTORS.

------------------------------
James R. Bordewick, Jr.
Secretary

May 2, 2007

                                   APPENDIX A

                BENEFICIAL OWNERS OF FUND SHARES IN EXCESS OF 5%

As of the Record Date, to the knowledge of management of the Funds, no person owned beneficially (or of record) more than 5% of the outstanding shares of any class of any Fund, except as set forth below:

COLONIAL CALIFORNIA INSURED MUNICIPAL FUND


                                                    SHARES
                                                 BENEFICIALLY
                                                    OWNED
NAME AND ADDRESS OF BENEFICIAL OWNER AND      -----------------
CLASS OF SHARES OWNED                          NUMBER   PERCENT
----------------------------------------      -------   -------


First Trust Portfolios L.P.                   143,138     5.2%
  1001 Warrenville Road
  Lisle, Illinois 60532
  (Common Shares)


COLONIAL HIGH INCOME MUNICIPAL TRUST


                                                    SHARES
                                                 BENEFICIALLY
                                                    OWNED
NAME AND ADDRESS OF BENEFICIAL OWNER AND     -------------------
CLASS OF SHARES OWNED                          NUMBER    PERCENT
----------------------------------------     ---------   -------


First Trust Portfolios L.P.                  1,882,467     6.0%
  1001 Warrenville Road
  Lisle, Illinois 60532
  (Common Shares)


COLONIAL INTERMARKET INCOME TRUST I


                                                    SHARES
                                                 BENEFICIALLY
                                                    OWNED
NAME AND ADDRESS OF BENEFICIAL OWNER AND      -----------------
CLASS OF SHARES OWNED                          NUMBER   PERCENT
----------------------------------------      -------   -------


Sit Investment Associates, Inc.               633,300     5.75%
  3300 IDS Center
  80 South Eighth Street

  Minneapolis, Minnesota 55402


COLONIAL INTERMEDIATE HIGH INCOME FUND


                                                    SHARES
                                                 BENEFICIALLY
                                                    OWNED
NAME AND ADDRESS OF BENEFICIAL OWNER AND     -------------------
CLASS OF SHARES OWNED                          NUMBER    PERCENT
----------------------------------------     ---------   -------


First Trust Portfolios L.P.                  2,146,345     10.2%
  1001 Warrenville Road
  Lisle, Illinois 60532


                                   APPENDIX B

                         FORM OF NEW ADVISORY AGREEMENT

                          INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, dated this            th day of            2007,
by and between           , a Massachusetts business trust (the "Trust") listed
on Appendix A attached hereto, and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the "Adviser").

                                   WITNESSETH:

WHEREAS, the Trust is engaged in business as an investment company registered under the Investment Company Act of 1940; and

WHEREAS, the Adviser is willing to provide services to the Trust on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

ARTICLE 1. DUTIES OF THE ADVISER. (a) The Adviser shall provide the Trust with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its assets. The Adviser shall act as investment adviser to the Trust and as such shall furnish continuously an investment program and shall determine from time to time what securities or other instruments shall be purchased, sold or exchanged and what portion of the assets of the Trust shall be held uninvested, subject always to the restrictions
of the Trust's Declaration of Trust, dated          , and By-Laws, each as
amended from time to time (respectively, the "Declaration" and the "By-Laws"), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to the Trust's then-current Prospectus and Statement of Additional Information. The Adviser also shall exercise voting rights, rights to consent to corporate actions and any other rights pertaining to the Trust's portfolio securities in accordance with the Adviser's policies and procedures as presented to the Trustees of the Trust from time to time. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.

(b) The Adviser shall take, on behalf of the Trust, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities or other instruments for the Trust's account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of the Trust to give instructions to the Custodian of the Trust as to the deliveries of securities or other instruments and payments of cash for the account of the Trust. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for the Trust the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Trust to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other clients of the Adviser as to which the Adviser exercises investment discretion.

(c) Subject to the general supervision and control of the Trustees of the Trust and under the terms and conditions set forth in this Agreement, the Trust acknowledges and agrees that it is contemplated that Adviser may, at its own expense, select and contract with one or more investment advisers ("Sub-Advisers") to manage the investment operations and composition of the Trust and render investment advice for the Trust, including the purchase, retention, and disposition of the investments, securities and cash contained in the Trust, subject always to the restrictions of the Trust's Declaration and the By-Laws, to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to the Trust's then-current Prospectus and Statement of Additional Information; provided, that any contract with an Sub-Adviser (a "Sub-Advisory Agreement") shall be in compliance with and approved as required by the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder or in accordance with exemptive relief granted by the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940.

(d) Subject always to the direction and control of the Trustees of the Trust, Adviser will have (i) overall supervisory responsibility for the general management and investment of the Trust's assets; (ii) full discretion to select new or additional Sub-Advisers for the Trust; (iii) full discretion to enter into and materially modify existing Sub-Advisory Agreements with Sub-Advisers;
(iv) full discretion to terminate and replace any Sub-Adviser; and (v) full investment discretion to make all determinations with respect to the investment of the Trust's assets not then managed by an Sub-Adviser. In connection with Adviser's responsibilities herein, Adviser will assess the Trust's investment focus and will seek to implement decisions with respect to the allocation and reallocation of the Trust's assets among one or more current or additional Sub-Advisers from time to time, as Adviser deems appropriate, to implement the Trust's investment policies determined as provided above. In addition, Adviser (in conjunction with the Trust's Independent Chief Compliance Officer) will oversee (or, in the event that the Adviser does not require a Sub-Advisor to assume responsibility therefore under the Sub-Advisory Agreement, shall be responsible for) compliance of each Sub-Adviser with the investment objectives, policies and restrictions of the Trust (or portions of the Trust) under the management of such Sub-Adviser, and review and report to the Trustees of the Trust on the performance of each Sub-Adviser. Adviser will furnish, or cause the appropriate Sub-Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that the Trust (or portions of the Trust) may hold or contemplate purchasing, as the Trust may reasonably request. Further, Adviser (in conjunction with the Trust's Independent Chief Compliance Officer) will oversee compliance of each Sub-Adviser with the compliance program of the Trust (or portions of the Trust) under the management of such Sub-Adviser, as well as the compliance program of the Sub-Adviser as such program relates to the Sub-Adviser's management of the Trust. On Adviser's own initiative, Adviser will apprise, or cause the appropriate Sub-Adviser(s) to apprise, the Trust of important developments materially affecting the Trust (or any portion of the Trust that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, Adviser agrees to furnish, or cause the appropriate Sub-Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, Adviser agrees to cause the appropriate Sub-Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data as may be appropriate.

(e) Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any Sub-adviser or for any loss arising out of any investment made by any Sub-adviser or for any act or omission in the execution and management of the Trust by any Sub-adviser.

ARTICLE 2. ALLOCATION OF CHARGES AND EXPENSES. (a) The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of the Trust and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. The Adviser shall arrange, if desired by the Trust, for directors, officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

(b) It is understood that the Trust will pay all of its own expenses incurred in its operations and the offering of the Trust's shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust, including, without limitation: compensation of Trustees "not affiliated" with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Trust; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Trust; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Trust, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Trust; organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party or otherwise may have an exposure, and the legal obligation which the Trust may have to indemnify the Trust's Trustees and officers with respect thereto; and expenses relating to the issuance, registration and qualification of shares of the Trust and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

(c) The payment or assumption by the Adviser of any expenses of the Trust that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust on any subsequent occasion.

ARTICLE 3. COMPENSATION OF THE ADVISER. For the services to be rendered and the facilities provided, the Trust shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix A attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

ARTICLE 4. ADDITIONAL SERVICES. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.

ARTICLE 5. COVENANTS OF THE ADVISER. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's distributor, if any, as principals in making purchases or sales of securities or other property for the account of the Trust, except as permitted by the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder, will not take a long or short position in the shares of the Trust except as permitted by the applicable law, and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of the Trust relative to the Adviser and its directors and officers.

ARTICLE 6. LIMITATION OF LIABILITY OF THE ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder. As used in this
Article 6, the term "Adviser" shall include directors, officers and employees of the Adviser as well as that corporation itself.

ARTICLE 7. ACTIVITIES OF THE ADVISER. (a) The Trust acknowledges that the services of the Adviser to the Trust are not exclusive, the Adviser being free to render investment advisory and/or other services to others. The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of the Trust. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.

(b) The Trust acknowledges that whenever the Trust and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for the Trust.

(c) It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as directors, officers, employees, or otherwise and that directors, officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as a shareholder or otherwise.

ARTICLE 8. MFS NAME. The Trust acknowledges that the names "Massachusetts Financial Services," "MFS" or any derivatives thereof or logos associated with those names (collectively, the "MFS Marks") are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to the Trust, and the Adviser so requests, that the Trust promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action "promptly" if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to the Trust, or from the date of the Adviser's request, as the case may be.

ARTICLE 9. DURATION, TERMINATION AND AMENDMENT OF THIS AGREEMENT. (a) This Agreement shall become effective with respect to the Trust on the date first written above if approved by the shareholders of the Trust, on the Effective Date for the Trust, as set forth in Appendix A attached hereto. Thereafter, this Agreement will remain in effect with respect to the Trust for a period of two years from the Trust's Effective Date as set forth in Appendix A, on which date it will terminate for the Trust unless its continuance is "specifically approved at least annually" (i) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the

Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by "vote of a majority of the outstanding voting securities" of the applicable Trust.

(b) This Agreement may be terminated as to the Trust at any time without the payment of any penalty by the Trustees or by "vote of a majority of the outstanding voting securities" of the applicable Trust, or by the Adviser, in each case on not more than sixty days' nor less than thirty days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment".

(c) This Agreement may be amended with respect to the Trust only if such amendment is in writing signed by or on behalf of the Trust and the Adviser and is approved by "vote of a majority of the outstanding voting securities" of the applicable Trust (if such shareholder approval is required by the Investment Company Act of 1940).

ARTICLE 10. SCOPE OF TRUST'S OBLIGATIONS. A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust's Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust, the Adviser further acknowledges that the assets and liabilities of the Trust are separate and distinct and that the obligations of or arising out of this Agreement concerning the Trust are binding solely upon the assets or property of the Trust and not upon the assets or property of any other Trust.

ARTICLE 11. DEFINITIONS AND INTERPRETATIONS. The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested person," when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the "Federal Securities Acts") shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any controlling decisions of any such court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.

ARTICLE 12. RECORD KEEPING. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

ARTICLE 13. MISCELLANEOUS. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.

(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.

(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned officers thereunto duly authorized, all as of the day and year first above written. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust, individually, but bind only the trust estate.


-----------------------------------
[Trust]

By:
-----------------------------------
Name:
-----------------------------------

Title:
-----------------------------------

MASSACHUSETTS FINANCIAL
SERVICES COMPANY

By:
-----------------------------------
Name:  Robert J. Manning

Title:  Chief Executive Officer

                                   APPENDIX A

                           COMPENSATION TO THE ADVISER

[FOR COLONIAL CALIFORNIA INSURED MUNICIPAL FUND ONLY:]

The investment advisory fee payable by the Trust shall be computed and paid monthly in an amount equal to the sum of 0.65% of the Trust's average daily net assets including assets applicable to the auction preferred shares (average daily net assets being computed for this purpose without deducting any liability for money borrowed for investment in accordance with the Trust's investment objective and policies).

[FOR COLONIAL MUNICIPAL INCOME TRUST ONLY:]

The investment advisory fee payable by the Trust shall be computed and paid monthly in an amount equal to the sum of 0.65% of the Trust's average daily net assets including assets applicable to the auction preferred shares (average daily net assets being computed for this purpose without deducting any liability for money borrowed for investment in accordance with the Trust's investment objective and policies).

[FOR COLONIAL INTERMARKET INCOME TRUST I ONLY:]

The investment advisory fee payable by the Trust shall be computed and paid monthly in an amount equal to the sum of 0.75% of the Trust's average daily net assets (average daily net assets being computed for this purpose without deducting any liability for money borrowed for investment in accordance with the Trust's investment objective and policies).

[FOR COLONIAL INTERMEDIATE HIGH INCOME FUND ONLY:]

The investment advisory fee payable by the Trust shall be computed and paid monthly in an amount equal to the sum of 0.65% of the Trust's average daily net assets (average daily net assets being computed for this purpose without deducting any liability for money borrowed for investment in accordance with the Trust's investment objective and policies) and in addition, the fund shall pay the Advisor monthly a fee equal to 20% of the Fund's Leverage Income; provided, however, if the Fund's Leverage Income is less than zero then the Advisor shall pay the Fund 20% of the Funds Leverage Income.

"Leverage Income" shall mean:



(gross income of         (% of Fund's average            (interest and other
the Fund for such        daily total assets              borrowing expenses
month)                   represented by                  associated with leverage
                   x     leverage as of the        -     for such month)
                         last day of such month)


[FOR COLONIAL HIGH INCOME MUNICIPAL TRUST ONLY:]

The investment advisory fee payable by the Trust shall be computed and paid monthly in an amount equal to the sum of 0.75% of the Trust's average daily net assets including assets applicable to the auction preferred shares (average daily net assets being computed for this purpose without deducting any liability for money borrowed for investment in accordance with the Trust's investment objective and policies).

[FOR COLONIAL INVESTMENT GRADE MUNICIPAL TRUST ONLY:]

The investment advisory fee payable by the Trust shall be computed and paid monthly in an amount equal to the sum of 0.65% of the Trust's average daily net assets including assets applicable to the auction preferred shares (average daily net assets being computed for this purpose without deducting any liability for money borrowed for investment in accordance with the Trust's investment objective and policies).

                                   APPENDIX C

   DESCRIPTION OF MATERIAL DIFFERENCES BETWEEN CURRENT DECLARATION AND FORM OF
                               REVISED DECLARATION


                                                                               CURRENT DECLARATIONS
                                                   ---------------------------------------------------------------------------
                                                                               COLONIAL HIGH INCOME
                                                                                 MUNICIPAL TRUST,
                                                                                     COLONIAL           COLONIAL INTERMEDIATE
                                                     COLONIAL CALIFORNIA      MUNICIPAL INCOME TRUST             HIGH
                                                           INSURED                     AND                 INCOME FUND AND
                                                      MUNICIPAL FUND AND       COLONIAL INVESTMENT             COLONIAL
                                                           COLONIAL                   GRADE               INTERMARKET INCOME
                           REVISED DECLARATION      INSURED MUNICIPAL FUND       MUNICIPAL TRUST               TRUST I
                         -----------------------   -----------------------   -----------------------   -----------------------


SHAREHOLDER LIABILITY:   The Trust shall           A shareholder or former   A shareholder or former   A shareholder or former
                         indemnify and hold each   shareholder held to be    shareholder held to be    shareholder held to be
                         shareholder or former     personally liable         personally liable         personally liable
                         shareholder harmless      solely by reason of his   solely by reason of his   solely by reason of his
                         against all claims in     or her being or having    or her being or having    or her being or having
                         connection with Trust     been a shareholder is     been a shareholder is     been a shareholder is
                         property or the acts,     entitled to be held       entitled to be held       entitled to be held
                         obligations or affairs    harmless from and         harmless from and         harmless from and
                         of the Trust to which     indemnified against all   indemnified against all   indemnified against all
                         such shareholder may      loss and expense          loss and expense          loss and expense
                         become subject solely     arising from such         arising from such         arising from such
                         by reason of his or her   liability.                liability.                liability.
                         being or having been a
                         shareholder.
                         Every written             Every note, bond,         Every note, bond,         Every note, bond,
                         obligation, contract,     contract, instrument,     contract, instrument,     contract, instrument,
                         instrument,               certificate or            certificate or            certificate or
                         certificate, share,       undertaking made or       undertaking made or       undertaking made or
                         other security of the     issued by the Trustees    issued by the Trustees    issued by the Trustees
                         Trust or undertaking      or by any officers or     or by any officers or     or by any officers or
                         made or issued by the     officer must recite       officer must recite       officer must recite
                         Trustees or officers      that the same was         that the same was         that the same was
                         shall recite that the     executed or made by or    executed or made by or    executed or made by or
                         same is executed or       on behalf of the Trust    on behalf of the Trust    on behalf of the Trust
                         made by or on behalf of   or by them as Trustees    or by them as Trustees    or by them as Trustees
                         Trustees and that the     or as officers and that   or as officers and that   or as officers and that
                         obligations of such       obligations of such       obligations of such       obligations of such
                         instrument are not        instrument are not        instrument are not        instrument are not
                         binding on any of the     binding upon any of       binding upon any of       binding upon any of
                         Trustees, officers or     them or shareholders      them or shareholders      them or shareholders
                         shareholders              individually.             individually.             individually.
                         individually.
SHAREHOLDER VOTING       Shareholders have the     Subject to the voting     Subject to the voting     Shareholders have the
  RIGHTS:                power to vote only (i)    powers of one or more     powers of one or more     power to vote only (i)
                         for the election, when    classes or series of      classes or series of      for the election or
                         submitted to              shares as set forth in    shares as set forth in    removal of Trustees;
                         shareholders, or          the bylaws,               the bylaws,               (ii) with respect to
                         removal of Trustees;      shareholders have the     shareholders have the     any investment advisory
                         (ii) with respect to      power to vote only (i)    power to vote only(i)     or management contract;
                         any investment advisory   for the election or       for the election or       (iii) with respect to
                         or management contract    removal of Trustees;      removal of Trustees;      any termination, by the
                         for which a shareholder   (ii) with respect to      (ii) with respect to      shareholders, of the
                         vote is required by the   any investment advisory   any investment advisory   Trust; (iv) with
                         1940 Act; (iii) with      or management contract;   or management contract;   respect to any
                         respect to termination,   (iii) with respect to     (iii) with respect to     amendment of the
                         by the shareholders, of   any termination, by the   any termination, by the   Declaration of Trust
                         the Trust; (iv) with      shareholders, of the      shareholders, of the      that requires
                         respect to any            Trust; (iv) with          Trust; (iv) with          shareholder
                         amendment of the          respect to any            respect to any            authorization; (v) with
                         Declaration of Trust      amendment of the          amendment of the          respect to derivative
                         that requires             Declaration of Trust      Declaration of Trust      actions similar to a
                         shareholder approval;     that requires             that requires             Massachusetts
                         (v) with respect to any   shareholder               shareholder               corporation; and (vi)
                         merger, consolidation     authorization; (v) with   authorization; (v) with   with respect to any
                         or sale of assets where   respect to derivative     respect to derivative     other matters required
                         shareholder               actions similar to a      actions similar to a      by law, the
                         authorization is          Massachusetts             Massachusetts             organizational
                         required; (vi) with       corporation; and (vi)     corporation; and (vi)     documents, registration
                         respect to derivative     with respect to any       with respect to any       with the Commission or
                         actions similar           other matters required    other matters required    other regulators or
                                                   by law, the               by law, the               deemed desirable by the
                                                   organizational            organizational            Board.
                                                   documents, registration   documents, registration
                                                   with the Commission or    with the Commission or
                                                   other regulators or       other regulators or
                                                   deemed desirable by the   deemed desirable by the
                                                   Board.                    Board.

                                                                               CURRENT DECLARATIONS
                                                   ---------------------------------------------------------------------------
                                                                               COLONIAL HIGH INCOME
                                                                                 MUNICIPAL TRUST,
                                                                                     COLONIAL           COLONIAL INTERMEDIATE
                                                     COLONIAL CALIFORNIA      MUNICIPAL INCOME TRUST             HIGH
                                                           INSURED                     AND                 INCOME FUND AND
                                                      MUNICIPAL FUND AND       COLONIAL INVESTMENT             COLONIAL
                                                           COLONIAL                   GRADE               INTERMARKET INCOME
                           REVISED DECLARATION      INSURED MUNICIPAL FUND       MUNICIPAL TRUST               TRUST I
                         -----------------------   -----------------------   -----------------------   -----------------------

                         to a Massachusetts
                         corporation; (vii) with
                         respect to any
                         conversion of the Trust
                         to an ''open-end
                         company"; and (viii)
                         with respect to certain
                         transactions with
                         principal shareholders;
                         and (ix) with respect
                         to any other matters
                         required by the
                         organizational
                         documents, registration
                         with the Commission or
                         other regulators or
                         deemed desirable by the
                         Board.
                         A shareholder is          Except as provided in     Except as provided in     Each whole share or
                         entitled to one vote      the by-laws, each whole   the by-laws, each whole   fractional share is
                         for each share owned by   share or fractional       share or fractional       entitled to one vote or
                         such shareholder on       share is entitled to      share is entitled to      a proportionate
                         each matter on which      one vote or a             one vote or a             fractional vote,
                         such shareholder is       proportionate             proportionate             respectively.
                         entitled to vote, and     fractional vote,          fractional vote,
                         each fractional share     respectively.             respectively.             Except when a larger
                         is entitled to a                                                              vote is required by the
                         proportionate             On any matter submitted   On any matter submitted   provisions of the
                         fractional vote.          to a vote of              to a vote of              Declaration of Trust or
                                                   shareholders, all         shareholders, all         the bylaws, a majority
                         Except as otherwise       shares of the Trust       shares of the Trust       of the shares voted
                         required by law or the    then entitled to vote     then entitled to vote     shall decide any
                         organizational            shall, except as          shall, except as          questions and a
                         documents, shares         otherwise provided in     otherwise provided in     plurality shall elect a
                         representing a majority   the by-laws or required   the by-laws or required   Trustee.
                         of the shares voted in    by law, be voted in the   by law, be voted in the
                         person or by proxy        aggregate as a single     aggregate as a single
                         shall decide any          class without regard to   class without regard to
                         questions and a           classes or series of      classes or series of
                         plurality shall elect a   shares.                   shares.
                         Trustee.
                                                   Except when a different   Except when a larger
                                                   vote is required by the   vote is required by the
                                                   provisions of the         provisions of the
                                                   Declaration of Trust or   Declaration of Trust or
                                                   the by-laws, a majority   the bylaws, a majority
                                                   of the shares voted       of the shares voted
                                                   shall decide any          shall decide any
                                                   questions and a           questions and a
                                                   plurality shall elect a   plurality shall elect a
                                                   Trustee, provided that    Trustee, provided that
                                                   where the bylaws          where the bylaws
                                                   require that the          require that the
                                                   holders of any class or   holders of any class or
                                                   series shall vote as an   series shall vote as an
                                                   individual class or       individual class or
                                                   series, a majority of     series, a majority of
                                                   the shares of that        the shares of that
                                                   class or series voted     class or series voted
                                                   on the matter (or a       on the matter (or a
                                                   plurality with respect    plurality with respect
                                                   to the election of a      to the election of a
                                                   Trustee) shall decide     Trustee) shall decide
                                                   that matter insofar as    that matter insofar as
                                                   that class or series is   that class or series is
                                                   concerned.                concerned.

                                                                               CURRENT DECLARATIONS
                                                   ---------------------------------------------------------------------------
                                                                               COLONIAL HIGH INCOME
                                                                                 MUNICIPAL TRUST,
                                                                                     COLONIAL           COLONIAL INTERMEDIATE
                                                     COLONIAL CALIFORNIA      MUNICIPAL INCOME TRUST             HIGH
                                                           INSURED                     AND                 INCOME FUND AND
                                                      MUNICIPAL FUND AND       COLONIAL INVESTMENT             COLONIAL
                                                           COLONIAL                   GRADE               INTERMARKET INCOME
                           REVISED DECLARATION      INSURED MUNICIPAL FUND       MUNICIPAL TRUST               TRUST I
                         -----------------------   -----------------------   -----------------------   -----------------------

SHAREHOLDERS MEETINGS:   Issue not addressed in    If the Trustees shall     If the Trustees shall     If the Trustees shall
                         the Declaration of        fail to call or give      fail to call or give      fail to call or give
                         Trust.                    notice of any meeting     notice of any meeting     notice of any meeting
                                                   of shareholders for 30    of shareholders for 30    of shareholders for 30
                                                   days after written        days after written        days after written
                                                   application requesting    application requesting    application requesting
                                                   a meeting by              a meeting by              a meeting by
                                                   shareholders holding at   shareholders holding at   shareholders holding at
                                                   least 10% of the shares   least 10% of the shares   least 10% of the shares
                                                   then outstanding of all   then outstanding of all   then outstanding, then
                                                   classes and series        classes and series        shareholders holding at
                                                   entitled to vote at       entitled to vote at       least 10% of the shares
                                                   such meeting, then        such meeting, then        then outstanding may
                                                   shareholders holding at   shareholders holding at   call and give notice of
                                                   least 10% of the shares   least 10% of the shares   such meeting.
                                                   then outstanding may      then outstanding may
                                                   call and give notice of   call and give notice of
                                                   such meeting.             such meeting
SHAREHOLDER QUORUM:      Issue not addressed in    30% of the shares         A majority* of the        A majority of the
                         the Declaration of        entitled to vote on a     shares entitled to vote   shares entitled to vote
                         Trust, but intended to    particular matter shall   on a particular matter    shall be a quorum.
                         be addressed in the       be a quorum, except       shall be a quorum,
                         Bylaws as described in    where the by-laws         except where the bylaws
                         Proposal 2.               require that holders of   require that holders of
                                                   any class or series       any class or series
                                                   shall vote as an          shall vote as an
                                                   individual class or       individual class or
                                                   series, in which case     series, in which case a
                                                   30% of the aggregate      majority* of the
                                                   number of shares of       aggregate number of
                                                   that class or series is   shares of that class or
                                                   necessary to constitute   series is necessary to
                                                   a quorum.                 constitute a quorum.
                                                                             *  Colonial Municipal
                                                                                Income Trust
                                                                                provides that 30% of
                                                                                the shares entitled
                                                                                to vote shall be a
                                                                                quorum.
SHAREHOLDER CONSENT:     Majority consent          Majority consent (or      Majority consent (or      Majority consent (or
                         required for              such larger proportion    such larger proportion    such larger proportion
                         shareholder action        as required by any        as required by any        as required by any
                         taken without a           express provision of      express provision of      express provision of
                         meeting, as relates to    the Declaration of        the Declaration of        the Declaration of
                         approval of merger/       Trust or bylaws)          Trust or bylaws)          Trust or bylaws)
                         consolidation or          required for              required for              required for
                         amendments to the         shareholder action        shareholder action        shareholder action
                         Declaration of Trust.     taken without a           taken without a           taken without a
                                                   meeting.                  meeting.                  meeting.
NOTICE TO SHAREHOLDERS:  Any notices to which a    Notice of shareholder     Notice of shareholder     Notice of shareholder
                         shareholder may be        meetings is to be         meetings is to be         meetings is to be
                         entitled and any and      mailed, postage           mailed, postage           mailed, postage
                         all communications        prepaid, not less than    prepaid, not less than    prepaid, not less than
                         shall be deemed duly      seven days in advance.    seven days in advance.    seven days in advance.
                         served (i) if mailed,     Notice must state the     Notice must state the
                         postage prepaid, (ii)     time, place and purpose   time, place and purpose   Notice must state the
                         if sent by electronic     of the meeting.           of the meeting.           time, place and purpose
                         transmission to                                                               of the meeting.
                         shareholder, (iii) if
                         mailed or sent by
                         electronic delivery to
                         one or more members of
                         shareholder's
                         household, or (iv) if
                         otherwise sent in
                         accordance with
                         applicable law or
                         regulation.
                         Notice is not expressly
                         required for
                         shareholder meetings.

                                                                               CURRENT DECLARATIONS
                                                   ---------------------------------------------------------------------------
                                                                               COLONIAL HIGH INCOME
                                                                                 MUNICIPAL TRUST,
                                                                                     COLONIAL           COLONIAL INTERMEDIATE
                                                     COLONIAL CALIFORNIA      MUNICIPAL INCOME TRUST             HIGH
                                                           INSURED                     AND                 INCOME FUND AND
                                                      MUNICIPAL FUND AND       COLONIAL INVESTMENT             COLONIAL
                                                           COLONIAL                   GRADE               INTERMARKET INCOME
                           REVISED DECLARATION      INSURED MUNICIPAL FUND       MUNICIPAL TRUST               TRUST I
                         -----------------------   -----------------------   -----------------------   -----------------------

POWER TO AMEND           Except where              Except to the extent      Except to the extent      The Declaration of
  DECLARATION OF TRUST:  shareholder               the bylaws or             the bylaws or             Trust may be amended at
                         authorization is          applicable law require    applicable law require    any time by an
                         required, the             a higher vote or a        a higher vote or a        instrument in writing
                         Declaration of Trust      separate vote of one or   separate vote of one or   signed by a majority of
                         may be amended by the     more classes or series    more classes or series    the then Trustees when
                         Trustees, to change the   of shares, the            of shares, the            authorized so to do by
                         name or principal         Declaration of Trust      Declaration of Trust      vote of a majority of
                         office of the Trust, to   may be amended at any     may be amended at any     the shares entitled to
                         supply any omission, to   time by an instrument     time by an instrument     vote with respect to
                         cure, correct or          in writing signed by a    in writing signed by a    such amendment, except
                         supplement any            majority of the then      majority of the then      that shareholder
                         ambiguous, defective or   Trustees when             Trustees when             authorization is not
                         inconsistent provision    authorized so to do by    authorized so to do by    required for amendments
                         or if the Trustees deem   vote of a majority of     vote of a majority of     to change the name of
                         it necessary or           the shares entitled to    the shares entitled to    the Trust, supply any
                         advisable, to conform     vote with respect to      vote with respect to      omission, cure any
                         the Declaration of        such amendment, except    such amendment, except    ambiguity or cure,
                         Trust to the              that shareholder          that shareholder          correct or supplement
                         requirements of           authorization is not      authorization is not      any defective or
                         applicable law.           required for amendments   required for amendments   inconsistent provision.
                                                   to authorize one or       to authorize one or
                         Shareholders have the     more classes or series    more classes or series
                         right to vote on any      of shares, to change      of shares, to change
                         amendment that would      the name of the Trust,    the name of the Trust,
                         affect their right to     supply any omission,      supply any omission,
                         vote, any amendment       cure any ambiguity or     cure any ambiguity or
                         that requires a           cure, correct or          cure, correct or
                         shareholder approval      supplement any            supplement any
                         under law or the          defective or              defective or
                         trust's registration      inconsistent provision.   inconsistent provision.
                         statement, any
                         amendment to the
                         declaration of trust
                         provision regarding
                         amendment and any other
                         amendment submitted to
                         them by the trustees.
                         Except as provided
                         below, any amendment on
                         which the shareholders
                         have the right to vote
                         shall require a
                         majority shareholder
                         vote.
                         No amendment may be       Except to the extent      Except to the extent      No amendment may be
                         made which shall amend,   the bylaws or             the bylaws or             made which repeals
                         alter, change or repeal   applicable law require    applicable law require    certain provisions
                         any of the provisions     a higher vote or a        a higher vote or a        relating to the number
                         relating to term of       separate vote, no         separate vote, no         and term of Trustees,
                         trustees, termination     amendment may be made     amendment may be made     the conversion to an
                         of the trust,             which repeals certain     which repeals certain     open-end fund or this
                         amendments to the         provisions relating to    provisions relating to    provision*, unless such
                         declaration of trust,     the number and term of    the number and term of    amendment shall receive
                         merger, consolidation     Trustees, the             Trustees, the             the affirmative vote of
                         or sale of assets;        conversion to an open-    conversion to an open-    66 2/3% of the shares
                         conversion and certain    end fund or this          end fund or this          entitled to vote.
                         transactions unless the   provision, unless such    provision, unless such
                         amendment effecting       amendment shall receive   amendment shall receive   *  Colonial Intermarket
                         such amendment,           the affirmative vote of   the affirmative vote of      Income Trust I also
                         alteration, change or     66 2/3% of the shares     66 2/3% of the shares        requires a 66 2/3%
                         repeal shall receive      entitled to vote.         entitled to vote.            vote to amend the
                         the affirmative vote or                                                          provision relating
                         consent of sixty-six                                                             to the duration and
                         and two-thirds percent                                                           termination of
                         (66 2/3%) of the shares                                                          Trust.
                         outstanding and
                         entitled to vote.

                                                                               CURRENT DECLARATIONS
                                                   ---------------------------------------------------------------------------
                                                                               COLONIAL HIGH INCOME
                                                                                 MUNICIPAL TRUST,
                                                                                     COLONIAL           COLONIAL INTERMEDIATE
                                                     COLONIAL CALIFORNIA      MUNICIPAL INCOME TRUST             HIGH
                                                           INSURED                     AND                 INCOME FUND AND
                                                      MUNICIPAL FUND AND       COLONIAL INVESTMENT             COLONIAL
                                                           COLONIAL                   GRADE               INTERMARKET INCOME
                           REVISED DECLARATION      INSURED MUNICIPAL FUND       MUNICIPAL TRUST               TRUST I
                         -----------------------   -----------------------   -----------------------   -----------------------

TERMINATION OF TRUST:    Shareholders have the     Subject to the voting     Subject to the voting     The Trust may be
                         right to terminate the    powers of one or more     powers of one or more     terminated at any time
                         Trust upon a two-thirds   classes or series of      classes or series of      by vote of shareholders
                         vote of outstanding       shares as set forth in    shares as set forth in    holding at least 66
                         shares of the Trust.      the bylaws, the Trust     the bylaws, the Trust     2/3% of the shares
                                                   may be terminated at      may be terminated at      entitled to vote.
                                                   any time by vote of       any time by vote of
                                                   shareholders holding at   shareholders holding at
                                                   least 66 2/3% of the      least 66 2/3% of the
                                                   shares entitled to        shares entitled to
                                                   vote.                     vote.
                         Trustees may terminate    Trustees may terminate    Trustees may terminate    Trustees may terminate
                         the Trust by written      the Trust by written      the Trust by written      the Trust by written
                         notice to shareholders.   notice to the             notice to the             notice to the
                                                   shareholders.             shareholders.             shareholders.
MERGER OR CONSOLIDATION  The Declaration of        Issue not addressed in    Issue not addressed in    Issue not addressed in
  TRUST:                 Trust provides that a     the Declaration of        the Declaration of        the Declaration of
                         consolidation, merger     Trust.                    Trust.                    Trust.
                         or sale of assets may
                         be authorized by a two-
                         thirds shareholder vote
                         at a meeting called for
                         such purpose, or by
                         written consent,
                         without a meeting, of
                         the holders of not less
                         than two-thirds of such
                         shares, provided,
                         however, that if such
                         merger, consolidation,
                         sale, lease or exchange
                         is recommended by the
                         Trustees, the vote or
                         written consent of the
                         holders of a majority
                         of shares outstanding
                         and entitled to vote,
                         shall be sufficient
                         authorization.
CONVERSION:              Notwithstanding any       The conversion of the     The conversion of the     At the first annual
                         other provision of this   Trust from a ''closed-    Trust from a "closed-     meeting or special
                         Declaration, the          end company" to an        end company" to an        meeting held after
                         conversion of the Trust   ''open-end company,"      "open-end company",       November 1, 1993*, the
                         from a ''closed-end       together with any         together with any         Trustees shall submit
                         company" to an ''open-    necessary amendments to   necessary amendments to   to shareholders a
                         end company," as those    the Declaration of        the Declaration of        proposal for conversion
                         terms are defined in      Trust to permit such a    Trust to permit such a    from a ''closed-end
                         the 1940 Act, shall       conversion, require the   conversion, require the   company" to an ''open-
                         require the affirmative   affirmative vote of 66    affirmative vote of 66    end company," if: (i)
                         vote or consent of the    2/3% of shares of each    2/3% of shares of each    shares have traded on
                         holders of sixty-six      class entitled to vote.   class entitled to vote.   the principal security
                         and two-thirds percent                                                        exchange where listed
                         (66 2/3%) of the shares                                                       at an average discount
                         outstanding and                                                               from net asset value of
                         entitled to vote.                                                             more than 10%,
                                                                                                       determined on the basis
                                                                                                       of the discount as of
                                                                                                       the end of the last
                                                                                                       trading day in each
                                                                                                       week during the period
                                                                                                       of 12 calendar weeks
                                                                                                       preceding November 1,
                                                                                                       1993*, and (ii) during
                                                                                                       such year the Trust
                                                                                                       receives at its
                                                                                                       principal executive
                                                                                                       office written requests
                                                                                                       from the holders of 10%
                                                                                                       or more of the
                                                                                                       outstanding shares that
                                                                                                       such proposal be
                                                                                                       submitted to
                                                                                                       shareholders.
                                                                                                       The conversion of the
                                                                                                       Trust from a ''closed-

                                                                               CURRENT DECLARATIONS
                                                   ---------------------------------------------------------------------------
                                                                               COLONIAL HIGH INCOME
                                                                                 MUNICIPAL TRUST,
                                                                                     COLONIAL           COLONIAL INTERMEDIATE
                                                     COLONIAL CALIFORNIA      MUNICIPAL INCOME TRUST             HIGH
                                                           INSURED                     AND                 INCOME FUND AND
                                                      MUNICIPAL FUND AND       COLONIAL INVESTMENT             COLONIAL
                                                           COLONIAL                   GRADE               INTERMARKET INCOME
                           REVISED DECLARATION      INSURED MUNICIPAL FUND       MUNICIPAL TRUST               TRUST I
                         -----------------------   -----------------------   -----------------------   -----------------------

                                                                                                       end company" to an
                                                                                                       ''open-end company"
                                                                                                       require the affirmative
                                                                                                       vote of 66 2/3% of
                                                                                                       shares entitled to
                                                                                                       vote.
                                                                                                       *  December 1, 1994 for
                                                                                                          Colonial Investment
                                                                                                          Income Trust I.
REMOVAL OF TRUSTEES:     A Trustee may be          At any meeting called     At any meeting called     At any meeting called
                         removed at any meeting    for such purpose and      for such purpose and      for such purpose, a
                         of shareholders by a      subject to the voting     subject to the voting     Trustee may be removed,
                         vote of shares            powers of one or more     powers of one or more     with or without cause,
                         representing two-thirds   classes or series of      classes or series of      by vote of a majority
                         of the outstanding        shares as set forth in    shares as set forth in    of the outstanding
                         shares of the Trust       the bylaws, a Trustee     the bylaws, a Trustee     shares.
                         entitled to vote for      may be removed, with or   may be removed, with or
                         the election of such      without cause, by vote    without cause, by vote
                         trustee.                  of 75% of the             of a majority of the
                                                   outstanding shares of     outstanding shares of
                                                   the classes or series     the classes or series
                                                   entitled to vote for      entitled to vote for
                                                   the election of such      the election of such
                                                   Trustee.                  Trustee.
                         A Trustee may be          The Trustees may remove   The Trustees may remove   The Trustees may remove
                         removed at any time,      a Trustee, with or        a Trustee, with or        a Trustee, with or
                         with or without cause,    without cause, by vote    without cause, by vote    without cause, by vote
                         by written instrument     of 75% of the Trustees    of a majority of the      of a majority of the
                         signed by at least        then in office.           Trustees then in          Trustees then in
                         three-quarters of the                               office.                   office.
                         Trustees, specifying
                         the date when such
                         removal shall become
                         effective.
TRUSTEE LIABILITY:       No Trustee, advisory      Trustees are not          Trustees are not          Trustees are not
                         Trustee, officer or       responsible or liable     responsible or liable     responsible or liable
                         employee or agent will    for any neglect or        for any neglect or        for any neglect or
                         be liable whatsoever to   wrongdoing of any         wrongdoing of any         wrongdoing of any
                         any person in             officer, agent,           officer, agent,           officer, agent,
                         connection with Trust     employee, adviser, or     employee, adviser, or     employee, adviser, or
                         property or the affairs   principal underwriter     principal underwriter     principal underwriter
                         of the Trust, and no      of the Trust. No          of the Trust. No          of the Trust. No
                         Trustee or advisory       Trustee is responsible    Trustee is responsible    Trustee is responsible
                         Trustee will be liable    for the act or omission   for the act or omission   for the act or omission
                         or responsible in any     of any other Trustee.     of any other Trustee.     of any other Trustee.
                         event for any neglect     Trustee is not            Trustee is not            Trustee is not
                         or wrongdoing of any      protected against any     protected against any     protected against any
                         officer, employee or      liability to which he     liability to which he     liability to which he
                         agent of the Trust or     or she would otherwise    or she would otherwise    or she would otherwise
                         for the act or omission   be subject by reason of   be subject by reason of   be subject by reason of
                         of any other Trustee.     willful misfeasance,      willful misfeasance,      willful misfeasance,
                         Trustees, advisory        bad faith, gross          bad faith, gross          bad faith, gross
                         Trustees, officers,       negligence or reckless    negligence or reckless    negligence or reckless
                         employees and agents      disregard of the duties   disregard of the duties   disregard of the duties
                         are not protected         involved in the conduct   involved in the conduct   involved in the conduct
                         against any liability     of his or her office.     of his or her office.     of his or her office.
                         to the Trust or its
                         shareholders to which
                         he or she would
                         otherwise be subject by
                         reason of willful
                         misfeasance, bad faith,
                         gross negligence or
                         reckless disregard of
                         the duties involved in
                         the conduct of his or
                         her office or position
                         with or on behalf of
                         the Trust.

                                                                               CURRENT DECLARATIONS
                                                   ---------------------------------------------------------------------------
                                                                               COLONIAL HIGH INCOME
                                                                                 MUNICIPAL TRUST,
                                                                                     COLONIAL           COLONIAL INTERMEDIATE
                                                     COLONIAL CALIFORNIA      MUNICIPAL INCOME TRUST             HIGH
                                                           INSURED                     AND                 INCOME FUND AND
                                                      MUNICIPAL FUND AND       COLONIAL INVESTMENT             COLONIAL
                                                           COLONIAL                   GRADE               INTERMARKET INCOME
                           REVISED DECLARATION      INSURED MUNICIPAL FUND       MUNICIPAL TRUST               TRUST I
                         -----------------------   -----------------------   -----------------------   -----------------------

TRUSTEE                  The Trust will            The Trust will            The Trust will            The Trust will
  INDEMNIFICATION:       indemnify each of its     indemnify each of its     indemnify each of its     indemnify each of its
                         Trustees, advisory        Trustees and officers     Trustees and officers     Trustees and officers
                         Trustees and officers     (including persons who    (including persons who    (including persons who
                         against all liability     serve at the Trust's      serve at the Trust's      serve at the Trust's
                         and all expenses          request as trustees or    request as trustees or    request as trustees or
                         reasonably incurred by    officers of another       officers of another       officers of another
                         him or her in             organization in which     organization in which     organization in which
                         connection with any       the Trust has any         the Trust has any         the Trust has any
                         proceeding in which       interest as a             interest as a             interest as a
                         that individual becomes   shareholder, creditor     shareholder, creditor     shareholder, creditor
                         involved as a party or    or otherwise) against     or otherwise) against     or otherwise) against
                         otherwise by virtue of    all liabilities and       all liabilities and       all liabilities and
                         being or having been a    expenses, including       expenses, including       expenses, including
                         Trustee, advisory         amounts paid in           amounts paid in           amounts paid in
                         Trustee or officer and    satisfaction of           satisfaction of           satisfaction of
                         against amount paid or    judgments, in             judgments, in             judgments, in
                         incurred by that          compromise, as fines      compromise, as fines      compromise, as fines
                         individual in             and penalties, and as     and penalties, and as     and penalties, and as
                         settlement thereof. No    counsel fees,             counsel fees,             counsel fees,
                         indemnification will be   reasonably incurred by    reasonably incurred by    reasonably incurred by
                         provided to a Trustee,    such person while in      such person while in      such person while in
                         advisory Trustee or       office or thereafter,     office or thereafter,     office or thereafter,
                         officer of the Trust:     by reason of the          by reason of the          by reason of the
                         (i) against any           indemnified person's      indemnified person's      indemnified person's
                         liability to the Trust    service as a Trustee or   service as a Trustee or   service as a Trustee or
                         or the shareholders by    officer. The Trust will   officer. The Trust will   officer. [The Trust
                         reason of a final         not indemnify its         not indemnify its         will not indemnify its
                         adjudication by the       Trustees and officers     Trustees and officers     Trustees and officers
                         court that such person    with respect to any       with respect to any       with respect to any
                         engaged in willful        matter in which such      matter in which such      matter in which such
                         misfeasance, bad faith,   person has been finally   person has been finally   person has been finally
                         gross negligence or       adjudicated in a          adjudicated in a          adjudicated in a
                         reckless disregard of     decision on the merits    decision on the merits    decision on the merits
                         the duties involved in    not to have acted in      not to have acted in      not to have acted in
                         the conduct of that       good faith in the         good faith in the         good faith in the
                         individual's office; or   reasonable belief that    reasonable belief that    reasonable belief that
                         (ii) with respect to      such person's action      such person's action      such person's action
                         any matter as to which    was in the best           was in the best           was in the best
                         such person has been      interests of the Trust.   interests of the Trust.   interests of the
                         finally adjudicated not   The Trust will not        The Trust will not        Trust.]* The Trust will
                         to have acted in good     indemnify its Trustees    indemnify its Trustees    not indemnify its
                         faith in the reasonable   and officers against      and officers against      Trustees and officers
                         belief that the           any liability to the      any liability to the      against any liability
                         individual's action was   Trust or to its           Trust orto its            to the Trust or to its
                         in the best interest of   shareholders to which     shareholders to which     shareholders to which
                         the Trust.                he or she would           he or she would           he or she would
                                                   otherwise be subject by   otherwise be subject by   otherwise be subject by
                                                   reason of willful         reason of willful         reason of willful
                                                   misfeasance, bad faith,   misfeasance, bad faith,   misfeasance, bad faith,
                                                   gross negligence or       gross negligence or       gross negligence or
                                                   reckless disregard of     reckless disregard of     reckless disregard of
                                                   the duties involved in    the duties involved in    the duties involved in
                                                   the conduct of such       the conduct of such       the conduct of such
                                                   person's office.          person's office.          person's office.

                                                                               CURRENT DECLARATIONS
                                                   ---------------------------------------------------------------------------
                                                                               COLONIAL HIGH INCOME
                                                                                 MUNICIPAL TRUST,
                                                                                     COLONIAL           COLONIAL INTERMEDIATE
                                                     COLONIAL CALIFORNIA      MUNICIPAL INCOME TRUST             HIGH
                                                           INSURED                     AND                 INCOME FUND AND
                                                      MUNICIPAL FUND AND       COLONIAL INVESTMENT             COLONIAL
                                                           COLONIAL                   GRADE               INTERMARKET INCOME
                           REVISED DECLARATION      INSURED MUNICIPAL FUND       MUNICIPAL TRUST               TRUST I
                         -----------------------   -----------------------   -----------------------   -----------------------

                         No indemnification will   In the absence of a       In the absence of a       In the absence of a
                         be provided in the        final decision on the     final adjudication on     final adjudication on
                         event of a settlement     merits by an              the merits that such      the merits that such
                         or other disposition      adjudicating body that    person is liable by       person is liable by
                         not involving a final     such person is liable     reason of willful         reason of willful
                         adjudication resulting    by reason of willful      misfeasance, bad faith,   misfeasance, bad faith,
                         in a payment by a         misfeasance, bad faith,   gross negligence or       gross negligence or
                         Trustee, advisory         gross negligence or       reckless disregard of     reckless disregard of
                         Trustee or officer,       reckless disregard of     the duties involved in    the duties involved in
                         unless there has been a   the duties involved in    the conduct of their      the conduct of their
                         determination that such   the conduct of their      office or did not act     office [or did not act
                         person did not engage     office or did not act     in good faith in the      in good faith in the
                         in willful misfeasance,   in good faith in the      reasonable belief that    reasonable belief that
                         bad faith, gross          reasonable belief that    his or her actions were   his or her actions were
                         negligence or reckless    his or her actions were   in the best interests     in the best interests
                         disregard of duties       in the best interests     of the Trust,             of the Trust]*,
                         involved in the conduct   of the Trust,             indemnification will be   indemnification will be
                         of that individual's      indemnification will be   provided if (a)           provided if (a)
                         office by the court or    provided if (a)           approved as in the best   approved as in the best
                         other body approving      approved as in the best   interests of the Trust,   interests of the Trust,
                         the settlement or other   interests of the Trust,   after notice that it      after notice that it
                         disposition or by a       after notice that it      involves such             involves such
                         reasonable                involves such             indemnification, by at    indemnification, by at
                         determination that the    indemnification, by at    least a majority of the   least a majority of the
                         individual did not        least a majority of the   disinterested, non-       disinterested, non-
                         engage in such conduct:   disinterested, non-       party Trustees acting     party Trustees acting
                         (i) by vote of a          Party Trustees acting     on the matter (provided   on the matter (provided
                         majority of the           on the matter (provided   that a majority of the    that a majority of the
                         disinterested, non-       that a majority of the    disinterested Trustees    disinterested Trustees
                         party Trustees; or (ii)   disinterested Trustees    then in office act on     then in office act on
                         by written opinion of     then in office act on     the matter) upon a        the matter) upon a
                         the then-current legal    the matter) upon a        determination that such   determination that such
                         counsel to the            determination that such   person acted in good      person [acted in good
                         disinterested Trustees    person acted in good      faith in the reasonable   faith in the reasonable
                         or other legal counsel    faith in the reasonable   belief that his or her    belief that his or her
                         chosen by the majority    belief that his or her    actions were in the       actions were in the
                         of the disinterested,     actions were in the       best interest of the      best interest of the
                         non-party Trustees.       best interest of the      Trust and is not liable   Trust and]* is not
                                                   Trust and is not liable   to the Trust or its       liable to the Trust or
                                                   to the Trust or its       shareholders by reason    its shareholders by
                                                   shareholders by reason    of willful misfeasance,   reason of willful
                                                   of willful misfeasance,   bad faith, gross          misfeasance, bad faith,
                                                   bad faith, gross          negligence or reckless    gross negligence or
                                                   negligence or reckless    disregard of the duties   reckless disregard of
                                                   disregard of the duties   involved in the conduct   the duties involved in
                                                   involved in the conduct   of his or her office      the conduct of his or
                                                   of his or her office or   or(b) there has been      her office or (b) there
                                                   (b) there has been        obtained an opinion in    has been obtained an
                                                   obtained an opinion in    writing of independent    opinion in writing of
                                                   writing of independent    legal counsel to the      independent legal
                                                   legal counsel to the      effect that such person   counsel to the effect
                                                   effect that such person   acted in good faith and   that such person [acted
                                                   acted in good faith and   such indemnification      in good faith]* and
                                                   such indemnification      would not protect such    such indemnification
                                                   would not protect such    person against any        would not protect such
                                                   person against any        liability to the Trust    person against any
                                                   liability to the Trust    to which such person      liability to the Trust
                                                   to which such person      would otherwise be        to which such person
                                                   would otherwise be        subject by reason of      would otherwise be
                                                   subject by reason of      willful misfeasance,      subject by reason of
                                                   willful misfeasance,      bad faith, gross          willful misfeasance,
                                                   bad faith, gross          negligence or reckless    bad faith, gross
                                                   negligence or reckless    disregard of the duties   negligence or reckless
                                                   disregard of the duties   involved in the conduct   disregard of the duties
                                                   involved in the conduct   of his or her office.     involved in the conduct
                                                   of his or her office.                               of his or her office.
                                                                                                       *  Bracketed language
                                                                                                          does not apply to
                                                                                                          Colonial
                                                                                                          Intermediate High
                                                                                                          Income Fund.

                                                                               CURRENT DECLARATIONS
                                                   ---------------------------------------------------------------------------
                                                                               COLONIAL HIGH INCOME
                                                                                 MUNICIPAL TRUST,
                                                                                     COLONIAL           COLONIAL INTERMEDIATE
                                                     COLONIAL CALIFORNIA      MUNICIPAL INCOME TRUST             HIGH
                                                           INSURED                     AND                 INCOME FUND AND
                                                      MUNICIPAL FUND AND       COLONIAL INVESTMENT             COLONIAL
                                                           COLONIAL                   GRADE               INTERMARKET INCOME
                           REVISED DECLARATION      INSURED MUNICIPAL FUND       MUNICIPAL TRUST               TRUST I
                         -----------------------   -----------------------   -----------------------   -----------------------

LEGAL EXPENSES:          Legal expenses            Legal expenses may be     Legal expenses may be     Legal expenses may be
                         associated with           paid from time to time    paid from time to time    paid from time to time
                         authorized                by the Trust in advance   by the Trust in advance   by the Trust in advance
                         indemnification shall     of the final              of the final              of the final
                         be advanced by the        disposition of any such   disposition of any such   disposition of any such
                         Trust prior to final      proceeding if the Trust   proceeding if the Trust   proceeding if the Trust
                         disposition thereof       receives a written        receives a written        receives an undertaking
                         upon receipt of an        undertaking by the        undertaking by the        by the indemnified
                         undertaking by or on      indemnified person to     indemnified person to     person to reimburse the
                         behalf of the             reimburse the Trust in    reimburse the Trust in    Trust in the event it
                         indemnified person to     the event it is           the event it is           is ultimately
                         repay such amount if it   ultimately determined     ultimately determined     determined that the
                         is ultimately             that the indemnified      that the indemnified      indemnified person is
                         determined that such      person is not entitled    person is not entitled    not entitled to such
                         person is not entitled    to such indemnification   to such indemnification   indemnification and (a)
                         to indemnification,       and (a) the indemnified   and (a) the indemnified   the indemnified person
                         provided that (a) the     person provides           person provides           provides security for
                         indemnified person        security for his          security for his          his undertaking, or (b)
                         provides security for     undertaking, or (b) the   undertaking, or (b) the   the Trust is insured
                         his undertaking or the    Trust is insured          Trust is insured          against losses arising
                         Trust is insured          against losses arising    against losses arising    by reason of such
                         against such losses, or   by reason of such         by reason of such         indemnified person's
                         (b) a majority of the     indemnified person's      indemnified person's      failure to fulfill his
                         disinterested, non-       failure to fulfill his    failure to fulfill his    or her undertaking, or
                         party Trustees or         or her undertaking, or    or her undertaking, or    (c) a majority of the
                         independent legal         (c) a majority of the     (c) a majority of the     disinterested, non-
                         counsel, through a        disinterested, non-       disinterested, non-       party Trustees
                         written opinion,          party Trustees            party Trustees            (provided that a
                         determine that the        (provided that a          (provided that a          majority of such
                         indemnified person        majority of such          majority of such          Trustees then in office
                         ultimately will be        Trustees then in office   Trustees then in office   act on the matter) or
                         found entitled to         act on the matter) or     act on the matter) or     independent legal
                         indemnification.          independent legal         independent legal         counsel, as expressed
                                                   counsel, as expressed     counsel, as expressed     in a written opinion,
                                                   in a written opinion,     in a written opinion,     determines that there
                                                   determines that there     determines that there     is reason to believe
                                                   is reason to believe      is reason to believe      that the indemnified
                                                   that the indemnified      that the indemnified      person ultimately will
                                                   person ultimately will    person ultimately will    be found entitled to
                                                   be found entitled to      be found entitled to      indemnification.
                                                   indemnification.          indemnification.
DERIVATIVE ACTIONS:      No shareholder shall      Issue not addressed.      Issue not addressed       Issue not addressed.
                         have the right to bring
                         or maintain any court
                         action, proceeding or
                         claim on behalf of the
                         Trust without first
                         making demand on the
                         Trustees requesting the
                         Trustees to bring or
                         maintain such action,
                         proceeding or claim.
                         Such demand shall be
                         excused only when the
                         plaintiff makes a
                         specific showing that
                         irreparable injury to
                         the Trust would
                         otherwise result, or if
                         a majority of the
                         Trustees or a majority
                         of any committee
                         established to consider
                         the merits of such
                         action, has a material
                         personal financial
                         interest in the action
                         at issue.

                                   APPENDIX D

                           FORM OF REVISED DECLARATION

                              DECLARATION OF TRUST

                                       OF


                                  ------------

                          DATED AS OF           , 2007

                                TABLE OF CONTENTS



                                                            PAGE
                                                            ----


ARTICLE I -- Name and Definitions                           D-4
SECTION 1.1   Name                                          D-4
SECTION 1.2   Definitions                                   D-4


ARTICLE II -- Trustees                                      D-6
SECTION 2.1   Number of Trustees                            D-6
SECTION 2.2   Term of Office of Trustees                    D-6
SECTION 2.3   Resignation and Appointment of Trustees       D-7
SECTION 2.4   Vacancies                                     D-7
SECTION 2.5   Delegation of Power to Other Trustees         D-8


ARTICLE III -- Powers of Trustees                           D-8
SECTION 3.1   General                                       D-8
SECTION 3.2   Investments                                   D-8
SECTION 3.3   Legal Title                                   D-10
SECTION 3.4   Issuance and Repurchase of Securities         D-10
SECTION 3.5   Borrowing Money; Lending Trust Property       D-10
SECTION 3.6   Delegation                                    D-10
SECTION 3.7   Collection and Payment                        D-10
SECTION 3.8   Expenses                                      D-11
SECTION 3.9   Manner of Acting; By-Laws                     D-11
SECTION 3.10  Miscellaneous Powers                          D-11


ARTICLE IV -- Investment Adviser, Distributor, Custodian
              and Transfer Agent                            D-12
SECTION 4.1   Investment Adviser                            D-12
SECTION 4.2   Distributor                                   D-12
SECTION 4.3   Custodian                                     D-13
SECTION 4.4   Transfer Agent                                D-13
SECTION 4.5   Parties to Contract                           D-13


ARTICLE V -- Limitations of Liability of Shareholders,
             Trustees and Others                            D-14
SECTION 5.1   No Personal Liability of Shareholders         D-14
SECTION 5.2   Limitation of Liability of Trustees and
              Others                                        D-14
SECTION 5.3   Mandatory Indemnification                     D-15
SECTION 5.4   No Bond Required                              D-17

                                                            PAGE
                                                            ----

SECTION 5.5   No Duty of Investigation; Notice in Trust
              Instruments                                   D-17
SECTION 5.6   Good Faith Action; Reliance on Experts        D-18
SECTION 5.7   Derivative Actions                            D-18


ARTICLE VI -- Shares of Beneficial Interest                 D-19
SECTION 6.1   Beneficial Interest                           D-19
SECTION 6.2   Rights of Shareholders                        D-19
SECTION 6.3   Trust Only                                    D-19
SECTION 6.4   Issuance of Shares                            D-19
SECTION 6.5   Register of Shares                            D-20
SECTION 6.6   Transfer of Shares                            D-20
SECTION 6.7   Notices                                       D-21
SECTION 6.8   Voting Powers                                 D-21


ARTICLE VII -- Determination of Net Asset Value, Net
               Income and Distributions                     D-22


ARTICLE VIII -- Duration; Termination of Trust;
                Amendment; Mergers, etc.                    D-22
SECTION 8.1   Duration                                      D-22
SECTION 8.2   Termination of Trust                          D-22
SECTION 8.3   Amendment Procedure                           D-23
SECTION 8.4   Merger, Consolidation and Sale of Assets      D-24
SECTION 8.5   Incorporation, Reorganization                 D-24
SECTION 8.6   Conversion                                    D-25
SECTION 8.7   Certain Transactions                          D-25


ARTICLE IX -- Miscellaneous                                 D-27
SECTION 9.1   Filing                                        D-27
SECTION 9.2   Governing Law                                 D-27
SECTION 9.3   Principal Office                              D-28
SECTION 9.4   Counterparts                                  D-28
SECTION 9.5   Reliance by Third Parties                     D-28
SECTION 9.6   Provisions in Conflict with Law or
              Regulations                                   D-28
Signature Page                                              D-29

                              DECLARATION OF TRUST

                                       Of


                                  ------------

                          Dated as of           , 2007

This DECLARATION OF TRUST is made this    th day of           , 2007 by the
Trustees;

WHEREAS, the Trustees desire to establish a trust for the investment and reinvestment of funds contributed thereto; and

WHEREAS, the Trustees desire that the beneficial interest in the Trust assets be divided into transferable Shares of Beneficial Interest (without par value) issued in one or more series, as hereinafter provided;

NOW THEREFORE, the Trustees hereby confirm that all money and property contributed to the Trust hereunder shall be held and managed in trust for the benefit of holders, from time to time, of the Shares of Beneficial Interest (without par value) issued hereunder and subject to the provisions hereof.

                                    ARTICLE I

                              NAME AND DEFINITIONS

SECTION 1.1.  Name.  The name of the Trust is           .

SECTION 1.2. Definitions. Wherever they are used herein, the following terms have the following respective meanings:

(a) "Advisory Trustee" means any person, which may include a former Trustee, appointed by resolution of the Trustees to serve the Board in an advisory capacity, for such period and in accordance with such terms and conditions as are determined by the Trustees. An Advisory Trustee shall serve at the pleasure of the Trustees and may be removed by the Trustees at any time and for any reason, with or without cause, and may resign at any time by an instrument in writing signed by that Advisory Trustee and delivered to the Trust. Advisory Trustees, in their capacity as such, are not Trustees or officers of the Trust for any purpose and shall have no legal, voting or other powers or obligations of Trustees or officers hereunder, and shall not perform the functions of the Trustees or officers in any manner.

(b) "By-Laws" means the By-laws referred to in Section 3.9 hereof, as from time to time amended.

(c) "Commission" has the meaning given that term in the 1940 Act.

(d) "Declaration" means this Declaration of Trust, as amended from time to time. Reference in this Declaration of Trust to "Declaration," "hereof," "herein" and "hereunder" shall be deemed to refer to this Declaration rather than the article or section in which such words appear.

(e) "Distributor" means a party furnishing services to the Trust pursuant to any contract described in Section 4.2 hereof.

(f) "Interested Person" has the meaning given that term in the 1940 Act.

(g) "Investment Adviser" means a party furnishing services to the Trust pursuant to any contract described in Section 4.1 hereof.

(h) "Majority Shareholder Vote" has the same meaning as the phrase "vote of a majority of the outstanding voting securities" as defined in the 1940 Act.

(i) "1940 Act" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, as amended from time to time, and as such Act or the Rules and Regulations thereunder may apply to the Trust pursuant to any exemptive order or similar relief or interpretation issued by the Commission under such Act.

(j) "Person" means and includes individuals, corporations, limited liability companies, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign.

(k) "Shareholder" means a record owner of outstanding Shares.

(l) "Shares" means the Shares of Beneficial Interest into which the beneficial interest in the Trust shall be divided from time to time. The term "Shares" includes fractions of Shares as well as whole Shares.

(m) "Transfer Agent" means a party furnishing services to the Trust pursuant to any transfer agency contract described in Section 4.4 hereof.

(n) "Trust" means the trust hereunder.

(o) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

(p) "Trustees" means the persons who have signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder. For the avoidance of any doubt, an "Advisory Trustee" as defined in Section 1.2(a) is not a Trustee for any purpose hereunder.

                                   ARTICLE II

                                    TRUSTEES

SECTION 2.1. Number of Trustees. The number of Trustees shall be such number as shall be fixed from time to time by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than three (3) nor more than fifteen (15). No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his or her term unless the Trustee is specifically removed pursuant to Section 2.2 hereof at the time of the decrease.

SECTION 2.2. Term of Office of Trustees. The Board of Trustees shall be divided into three classes. Within the limits above specified, the number of Trustees in each class shall be determined by resolution of the Board of Trustees. The term of office of the first class shall expire on the date of the first annual meeting of Shareholders or special meeting in lieu thereof following January 1, 2008. The term of office of the second class shall expire on the date of the second annual meeting of Shareholders or special meeting in lieu thereof. The term of office of the third class shall expire on the date of the third annual meeting of Shareholders or special meeting in lieu thereof. Upon expiration of the term of office of each class as set forth above, the number of Trustees in such class, as determined by the Board of Trustees, shall be elected for a term expiring on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following such expiration to succeed the Trustees whose terms of office expire. The Trustees shall be elected at an annual meeting of the Shareholders or special meeting in lieu thereof called for that purpose, except as provided in Section 2.3 hereof.

Each Trustee shall hold office until the earlier of his or her death or the election and qualification of his or her successor; except that:

(a) any Trustee may resign his or her trust (without need for prior or subsequent accounting) by an instrument in writing signed by that Trustee and delivered to the Trust, which shall take effect upon such delivery or upon such later date as is specified therein;

(b) any Trustee may be removed at any time, with or without cause, by written instrument signed by at least three-quarters of the Trustees, specifying the date when such removal shall become effective;

(c) any Trustee who has attained a mandatory retirement age established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; and

(d) a Trustee may be removed at any meeting of Shareholders by a vote of Shares representing two-thirds of the outstanding Shares of the Trust entitled to vote for the election of such Trustee.

Upon the resignation, retirement or removal of a Trustee, or his or her otherwise ceasing to be a Trustee, that individual shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning, retiring or removed Trustee. Upon the incapacity or death of any Trustee, that Trustee's legal representative shall execute and deliver on his or her behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.

SECTION 2.3. Resignation and Appointment of Trustees. In case of the declination, death, resignation, retirement or removal of any of the Trustees, or in case a vacancy shall, by reason of an increase in number of Trustees, or for any other reason, exist, a majority of the remaining Trustees may fill such vacancy by appointing such other individual as they in their discretion shall see fit. Any such appointment shall not become effective, however, until the person appointed shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, removal or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, removal or increase in number of Trustees. The power of appointment is subject to all applicable provisions of the 1940 Act.

SECTION 2.4. Vacancies. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of the Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.3, or while any Trustee is incapacitated, the other Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration, and only such other Trustees shall be counted for the purposes of the existence of a quorum or the taking of any action to be taken by the Trustees. A written instrument certifying the existence of such vacancy or incapacity signed by a majority of the Trustees shall be conclusive evidence of the existence thereof.

SECTION 2.5. Delegation of Power to Other Trustees. Subject to requirements imposed by the 1940 Act and other applicable law, any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two Trustees personally exercise the powers granted to the Trustees under the Declaration except as otherwise expressly provided herein.

                                   ARTICLE III

                               POWERS OF TRUSTEES

SECTION 3.1. General. Subject to the provisions of the Declaration, the Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without The Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

The enumeration of any specific power herein shall not be construed as limiting the aforesaid power or any other power of the Trustees hereunder. Such powers of the Trustees may be exercised without order of or resort to any court.

SECTION 3.2.  Investments.  (a) The Trustees shall have the power:

          (i) to conduct, operate and carry on the business of an investment company;

          (ii) to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of securities of every nature and kind, U.S. and foreign currencies, any form of gold or other precious metal, commodity contracts, any form of option contract, contracts for the future acquisition or delivery of fixed income or other securities, derivative instruments of every kind, "when-issued" or standby contracts, and all types of obligations or financial instruments, including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities of any kind, issued, created, guaranteed or sponsored by any and all Persons, including, without limitation,

(A) states, territories and possessions of the United States and the District of Columbia and any political subdivision, agency or instrumentality of any such Person,

(B) the U.S. Government, any foreign government, or any political subdivision or any agency or instrumentality of the U.S. Government or any foreign government,

(C) any international instrumentality,

(D) any bank or savings institution, or

(E) any corporation or organization organized under the laws of the United States or of any state, territory or possession thereof, or under any foreign law;

to retain Trust assets in cash and from time to time to change the investments in which the assets of the Trust are invested; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments; and

          (iii) to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, proper or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers.

(b) The Trustees shall not be limited to investing in securities or obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

(c) Notwithstanding any other provision of the Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property, or sell all or a portion of such Trust Property and invest the proceeds of such sales, in one or more other investment companies to the extent not prohibited by the 1940 Act.

SECTION 3.3. Legal Title. Legal title to all Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person or nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee. Upon the resignation, retirement, removal or death of a Trustee, such Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

SECTION 3.4. Issuance and Repurchase of Securities. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII and VIII hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds of the Trust or other Trust Property, whether capital or surplus or otherwise.

SECTION 3.5. Borrowing Money; Lending Trust Property. The Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the Trust Property, to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust Property.

SECTION 3.6. Delegation. The Trustees shall have power to delegate from time to time to such of their number or to officers, employees, any Investment Adviser, Distributor, custodian, agent or independent contractor of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem appropriate or expedient.

SECTION 3.7. Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

SECTION 3.8. Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees, Trustees and Advisory Trustees.

SECTION 3.9. Manner of Acting; By-Laws. Except as otherwise provided herein, in the 1940 Act or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees at which a quorum is present, including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of two-thirds of the Trustees. The Trustees may adopt By-Laws not inconsistent with the Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent permitted therein at any time.

SECTION 3.10. Miscellaneous Powers. Without limiting the foregoing, the Trustees shall have the power to:

(a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

(b) enter into joint ventures, partnerships and any other combinations or associations;

(c) elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, in each case with or without cause, and appoint and terminate any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine;

(d) purchase, and pay for out of Trust Property, such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring Shareholders, any administrator, Trustees, Advisory Trustees, officers, employees, agents, any Investment Adviser, any Distributor, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability;

(e) establish pension, profit-sharing, Share purchase, deferred compensation, and other retirement, incentive and benefit plans for any Trustees, officers, employees or agents of the Trust;

(f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including any Investment Adviser, administrator, custodian, Distributor, Transfer Agent, shareholder servicing agent and any dealer, to such extent as the Trustees shall determine;

(g) guarantee indebtedness or contractual obligations of others;

(h) determine and change the fiscal year of the Trust and the method by which its accounts shall be kept; and

(i) adopt a seal for the Trust, provided that the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

                                   ARTICLE IV

                        INVESTMENT ADVISER, DISTRIBUTOR,
                          CUSTODIAN AND TRANSFER AGENT

SECTION 4.1. Investment Adviser. Subject to applicable requirements of the 1940 Act, the Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts whereby the other party to each such contract shall undertake to furnish the Trust such management, investment advisory, statistical and research facilities and services, promotional activities, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provision of the Declaration, the Trustees may delegate to the Investment Adviser authority (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of assets of the Trust on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Adviser (and all without further action by the Trustees). Any of such purchases, sales, loans or exchanges shall be deemed to have been authorized by all the Trustees. Such services may be provided by one or more Persons.

SECTION 4.2. Distributor. Subject to applicable requirements of the 1940 Act, the Trustees may in their discretion from time to time enter into one or more exclusive or non-exclusive distribution contracts providing for the sale of Shares, whereby the Trust may either agree to sell the Shares to the other party to any such contract or appoint any such other party its sales agent for such Shares. In either case, any such contract shall be on such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the Declaration or the By-Laws; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements or agency agreements with securities dealers or other Persons to further the purpose of the distribution or repurchase of the Shares. Such services may be provided by one or more Persons.

SECTION 4.3. Custodian. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party to each such contract shall undertake to furnish such custody services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the 1940 Act, the Declaration or the By-Laws. The Trustees may authorize any custodian to employ one or more sub-custodians from time to time to perform such of the services of the custodian as the Trustees shall from time to time consider desirable. Services described in this Section may be provided by one or more Persons.

SECTION 4.4. Transfer Agent. The Trustees may in their discretion from time to time enter into one or more transfer agency or sub-transfer agency and shareholder servicing contracts whereby the other party to each such contract shall undertake to furnish such transfer agency and/or shareholder services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the Declaration or the By-Laws. Such services may be provided by one or more Persons.

SECTION 4.5. Parties to Contract. Any contract of the character described in any Section of this Article IV may be entered into with any Person, although one or more of the Trustees or officers of the Trust may be an officer, partner, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of any such contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1, 4.2, 4.3 and 4.4 above, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 4.5.

                                    ARTICLE V

                    LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                               TRUSTEES AND OTHERS

SECTION 5.1. No Personal Liability of Shareholders. No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust solely by reason of being or having been a Shareholder. The Trust shall indemnify and hold each Shareholder and former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his or her being or having been a Shareholder (other than taxes payable by virtue of owning Shares), and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder or former Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder or former Shareholder in any appropriate situation even though not specifically provided herein. The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust.

Section 5.2. Limitation of Liability of Trustees and Others. (a) No Trustee, Advisory Trustee, officer or employee or agent of the Trust shall be subject to any liability whatsoever to any Person in connection with Trust Property or the affairs of the Trust, and no Trustee or Advisory Trustee shall be responsible or liable in any event for any neglect or wrongdoing of any officer, employee or agent of the Trust or for the act or omission of any other Trustee or Advisory Trustee. For the sake of clarification and without limiting the foregoing, the appointment, designation or identification of a Trustee as the Chair of the Trustees, the lead or assistant lead independent Trustee, a member or Chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert) or any other special appointment, designation or identification given to a Trustee, shall not (a) impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification or (b) affect in any way such Trustee's rights or entitlement to indemnification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall (x) be held to a higher standard of care by virtue thereof or (y) be limited with respect to any indemnification to which such Trustee would otherwise be entitled. Notwithstanding anything to the contrary in this Section 5.2(a) or otherwise, nothing in the Declaration shall protect any Trustee, Advisory Trustee, officer, employee or agent of the Trust against any liability to the Trust or its Shareholders to which he, she or it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his, her or its office or position with or on behalf of the Trust.

(b) All persons extending credit to, contracting with or having claim against the Trust shall look solely to the assets of the Trust for payment under such credit, contract or claim; and neither any Trustee or Advisory Trustee, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

SECTION 5.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

          (i) every person who is or has been a Trustee, Advisory Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee, Advisory Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof;

          (ii) the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

          (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office;

          (ii) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual's action was in the best interest of the Trust; or

          (iii) in the event of a settlement involving a payment by a Trustee, Advisory Trustee or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

(A) by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(B) by written opinion of (i) the then-current legal counsel to the Trustees who are not Interested Persons of the Trust or (ii) other legal counsel chosen by a majority of the Disinterested Trustees (or if there are no Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgment to be independent.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall limit the Trust from entering into other insurance arrangements or affect any rights to indemnification to which Trust personnel, including Covered Persons, may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section
5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 5.3, provided that either:

          (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

          (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel meeting the requirement in Section 5.3(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 5.3 a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

(e) With respect to any such determination or opinion referred to in clause
(b)(iii) above or clause (d)(ii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office in accordance with pronouncements of the Commission.

SECTION 5.4. No Bond Required. No Trustee, Advisory Trustee or officer shall be obligated to give any bond or other security for the performance of any of his or her duties hereunder.

SECTION 5.5. No Duty of Investigation; Notice in Trust Instruments. No purchaser, lender, shareholder servicing agent, Transfer Agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees or officers shall recite that the same is executed or made by them not individually, but as or on behalf of Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustees, officers or Shareholders individually, but bind only the Trust estate, and may contain any further recital deemed appropriate, but the omission of such recital shall not operate to bind any of the Trustees, officers or Shareholders individually. The Trustees may maintain insurance for the protection of the Trust Property, Shareholders, Trustees, Advisory Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

SECTION 5.6. Good Faith Action; Reliance on Experts. The exercise by the Trustees or the officers of the Trust of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. The Trustees or the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law. Each Trustee and officer or employee of the Trust shall, in the performance of his or her duties, be under no liability and fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon advice of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent, custodian, any shareholder servicing agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

SECTION 5.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust would otherwise result, or if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter, or the amount of such remuneration.

Such demand shall be mailed to the Secretary or Clerk of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust shall be subject to the right of the Shareholders under
Section 6.8 of the Declaration to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.

                                   ARTICLE VI

                          SHARES OF BENEFICIAL INTEREST

SECTION 6.1. Beneficial Interest. The interest of the beneficiaries hereunder may be divided into transferable Shares of Beneficial Interest (without par value). The number of Shares authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

SECTION 6.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in the Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights. By becoming a Shareholder each Shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of the Declaration.

SECTION 6.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

SECTION 6.4. Issuance of Shares. The Trustees, in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing their proportionate beneficial interests in Trust Property. Contributions to the Trust may be accepted for whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

SECTION 6.5. Register of Shares. A register or registers shall be kept at the principal office of the Trust or at an office of the Transfer Agent which shall contain the names and addresses (which may be addresses for electronic delivery) of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to that Shareholder as provided herein or in the By-Laws, until the Shareholder has given his or her address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. The Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

SECTION 6.6. Transfer of Shares. Shares shall be transferable on the records of the Trust only by the record holder thereof or by the record holder's agent thereunto authorized in writing, upon delivery to the Trustees or, if there is a Transfer Agent with respect to such Shares, the Transfer Agent of a duly executed instrument of transfer together with any certificate or certificates (if issued) for such Shares and such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

Any Person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent; but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

SECTION 6.7. Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given (i) if mailed, postage prepaid, addressed to any Shareholder of record at the Shareholder's last known address as recorded on the register of the Trust, (ii) if sent by electronic transmission to the Shareholder of record at the Shareholder's last known address for electronic delivery as recorded on the register of the Trust, (iii) if mailed or sent by electronic delivery to one or more members of the Shareholder's household in accordance with applicable law or regulation, or (iv) if otherwise sent in accordance with applicable law or regulation.

SECTION 6.8. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees when that issue is submitted to Shareholders, and for the removal of Trustees as provided in Section 2.2 hereof, (ii) with respect to any investment advisory or management contract on which a shareholder vote is required by the 1940 Act, (iii) with respect to termination of the Trust to the extent and as provided in Section 8.2 hereof, (iv) with respect to any amendment of the Declaration to the extent and as provided in Section 8.3 hereof, (v) with respect to any merger, consolidation, or sale of assets to the extent and as provided in Sections 8.4 and 8.7 hereof, (vi) with respect to any conversion of the Trust to an "open-end company" to the extent and as provided in Section 8.6 hereof, (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (viii) with respect to such additional matters relating to the Trust as may be required by the Declaration, the By-Laws, or any registration of the Trust with the Commission (or any successor agency) or any other regulator having jurisdiction over the Trust, or as the Trustees may consider necessary or desirable.

A Shareholder shall be entitled to one vote for each Share owned by such Shareholder on each matter on which such Shareholder is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. Shares held in the treasury of the Trust shall not be voted.

Except when a larger vote is required by applicable law or by any provision of the Declaration or the By-Laws, if any, Shares representing a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that abstentions and broker non-votes shall not be counted as votes cast but shall be counted as being present for purposes of determining the existence of a quorum.

There shall be no cumulative voting in the election of Trustees. Until Shares are issued and during any period when no Shares are outstanding, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-Laws to be taken by Shareholders. The By-Laws may include further provisions for Shareholder votes and meetings and related matters.

                                   ARTICLE VII

                        DETERMINATION OF NET ASSET VALUE,
                          NET INCOME AND DISTRIBUTIONS

The Trustees, in their absolute discretion, may prescribe and shall set forth in the By-Laws or in a duly adopted vote of the Trustees such bases and times for determining the per Share net asset value of the Shares or net income, or the declaration and payment of dividends and distributions, as they may deem necessary or desirable.

                                  ARTICLE VIII

                         DURATION; TERMINATION OF TRUST;
                            AMENDMENT; MERGERS, ETC.

SECTION 8.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

SECTION 8.2.  Termination of Trust.  (a) The Trust may be terminated at any time
(i) by the affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote at any meeting of Shareholders, or (ii) by the Trustees by written notice to the Shareholders. Upon the termination of the Trust:

          (i) The Trust shall carry on no business except for the purpose of winding up its affairs;

          (ii) The Trustees shall proceed to wind up the affairs of the Trust and all the powers of the Trustees under the Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business; and

          (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly in cash and partly in kind, among the Shareholders of the Trust according to their respective rights.

(b) After termination of the Trust and distribution to the Shareholders of the Trust as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder with respect to the Trust, and the rights and interests of all Shareholders of the Trust shall thereupon cease.

SECTION 8.3. Amendment Procedure. (a) Except as specifically provided herein, the Trustees may, without any Shareholder vote, amend or otherwise supplement the Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration. Without limiting the foregoing power reserved to the Trustees, the Trustees may, without any Shareholder vote, amend the Declaration to change the name or principal office of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary or advisable, to conform the Declaration to the requirements of applicable law, including the 1940 Act and the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing to do so. Shareholders shall have the right to vote on (i) any amendment that would affect their right to vote granted in
Section 6.8; (ii) any amendment to Section 8.3(a) or (b); (iii) any amendment as may be required by law or by the Trust's registration statement to be approved by Shareholders; and (iv) any amendment submitted to them by the Trustees. Except as otherwise provided in Section 8.3(c), any amendment on which Shareholders have the right to vote shall require a Majority Shareholder Vote of the Shareholders of the Trust, or the written consent, without a meeting, of the holders of Shares representing not less than a majority of the voting power of the Shares of the Trust.

(b) Nothing contained in the Declaration shall permit the amendment of the Declaration to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees, Advisory Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders or former Shareholders. Notwithstanding anything else herein, any amendment to Section 5.3 shall not limit the rights to indemnification or insurance provided therein with respect to actions or omissions of persons entitled to indemnification under such Section prior to such amendment.

(c) No amendment may be made which shall amend, alter, change or repeal any of the provisions of Section 2.2, Section 8.2, this Section 8.3(c), Section 8.4,
Section 8.6 and Section 8.7 unless the amendment effecting such amendment, alteration, change or repeal shall receive the affirmative vote or consent of sixty-six and two-thirds percent (66 2/3%) of the Shares outstanding and entitled to vote. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of Shares otherwise required by law or by the terms of any class or series of preferred stock, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange.

(d) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders (if applicable) or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

SECTION 8.4. Merger, Consolidation and Sale of Assets. Subject to applicable law and except as otherwise provided in Section 8.5 hereof, the Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property including its good will, upon such terms and conditions and for such consideration when and as authorized (a) at any meeting of Shareholders called for the purpose by the affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote, or (b) by the written consent, without a meeting, of the holders of not less than two-thirds of such Shares, provided, however, that if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of Shares outstanding and entitled to vote, shall be sufficient authorization. Any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of The Commonwealth of Massachusetts. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. Nothing contained herein shall be construed as requiring approval of Shareholders for any sale of assets in the ordinary course of the business of the Trust, or for any transaction, whether deemed a merger, consolidation, reorganization or exchange of shares or otherwise, whereby the Trust issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity.

SECTION 8.5. Incorporation, Reorganization. The Trustees may, without the vote or consent of Shareholders, cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust

(or series or class of a trust), unit investment trust, partnership, limited liability company, association or other organization to acquire all or a portion of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer such Trust Property to any such corporation, trust (or series or class of a trust), partnership, limited liability company, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also, without the vote or consent of Shareholders, cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust (or series or class of a trust), partnership, association or other organization if and to the extent permitted by law. The Trustees shall provide written notice to affected Shareholders of each transaction pursuant to this Section 8.5. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

SECTION 8.6. Conversion. Notwithstanding any other provision of this Declaration, the conversion of the Trust from a "closed-end company" to an "open-end company," as those terms are defined in the 1940 Act, shall require the affirmative vote or consent of the holders of sixty-six and two-thirds percent (66 2/3%) of the Shares outstanding and entitled to vote. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law or by the terms of any class or series of preferred stock, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange.

SECTION 8.7. Certain Transactions. (a) Notwithstanding any other provision of this Declaration and subject to the exceptions provided in paragraph (d) of this Section, the types of transactions described in paragraph (c) of this Section shall require the affirmative vote or consent of the holders of sixty-six and two-thirds percent (66 2/3%) of the Shares outstanding and entitled to vote, when a Principal Shareholder (as defined in paragraph (b) of this Section) is a party to the transaction. Such affirmative vote or consent shall be in addition to the vote or consent of the Shareholders otherwise required by law or by the terms of any class or series of preferred stock, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange.

(b) The term "Principal Shareholder" shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than five percent (5%) of the outstanding Shares and shall include any affiliate or associate, as such terms are defined in clause (ii) below, of a Principal

Shareholder. For the purposes of this Section, in addition to the Shares which a corporation, person or other entity beneficially owns directly, (a) any corporation, person or other entity shall be deemed to be the beneficial owner of any Shares (i) which it has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (but excluding share options granted by the Trust) or (ii) which are beneficially owned, directly or indirectly (including Shares deemed owned through application of clause (i) above), by any other corporation, person or entity with which its "affiliate" or "associate" (as defined below) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of Shares, or which is its "affiliate" or "associate" as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on December 1, 1986, and (b) the outstanding Shares shall include Shares deemed owned through application of clauses (i) and (ii) above but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights or warrants, or otherwise.

(c) This Section shall apply to the following transactions:

          (i) the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

          (ii) the issuance of any securities of the Trust to any Principal Shareholder for cash;

          (iii) the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period);

          (iv) the sale, lease or exchange to the Trust or any subsidiary thereof, in exchange for securities of the Trust of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

(d) The provisions of this Section shall not be applicable to (i) any of the transactions described in paragraph (c) of this Section if the Board of Trustees of the Trust shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction, or (ii) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Trust and its subsidiaries.

(e) The Board of Trustees shall have the power and duty to determine for the purposes of this Section on the basis of information known to the Trust, whether
(i) a corporation, person or entity beneficially owns more than five percent (5%) of the outstanding Shares, (ii) a corporation, person or entity is an "affiliate" or "associate" (as defined above) of another, (iii) the assets being acquired or leased to or by the Trust or any subsidiary thereof, constitute a substantial part of the assets of the Trust and have an aggregate fair market value of less than $1,000,000, and (iv) the memorandum of understanding referred to in paragraph (d) hereof is substantially consistent with the transaction covered thereby. Any such determination shall be conclusive and binding for all purposes of this Section.

                                   ARTICLE IX

                                  MISCELLANEOUS

SECTION 9.1. Filing. The Declaration and any subsequent amendment hereto shall be filed in the office of the Secretary of The Commonwealth of Massachusetts and in such other place or places as may be required under the laws of The Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate, provided that the failure to so file shall not invalidate this instrument or any properly authorized amendment hereto. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by an officer or Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some other time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of The Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

SECTION 9.2. Governing Law. The Declaration is executed by the Trustees and delivered in The Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the

Trust may exercise all powers which are ordinarily exercised by such a trust, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such action.

SECTION 9.3. Principal Office. The principal office of the Trust is 500 Boylston Street, Boston, Massachusetts. The Trustees, without a vote of Shareholders, may change the principal office of the Trust.

SECTION 9.4. Counterparts. The Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

SECTION 9.5. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, appears to be an officer or Trustee hereunder, certifying to: (i) the number or identity of Trustees or Shareholders, (ii) the due authorization of the execution of any instrument or writing, (iii) the form of any vote passed at a meeting of Trustees or Shareholders, (iv) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of the Declaration, (v) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (vi) the existence of any fact or facts which in any manner relates to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

SECTION 9.6. Provisions in Conflict with Law or Regulations. (a) The provisions of the Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company or other provisions of the Internal Revenue Code of 1986, as amended, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of the Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration in any jurisdiction.

IN WITNESS WHEREOF, the undersigned have executed this instrument as of the day and year first written above.



-----------------------------------
Robert E. Butler
As Trustee and Not Individually


-----------------------------------
Lawrence H. Cohn
As Trustee and Not Individually


-----------------------------------
David H. Gunning
As Trustee and Not Individually


-----------------------------------
William R. Gutow
As Trustee and Not Individually



-----------------------------------
Michael Hegarty
As Trustee and Not Individually


-----------------------------------
J. Atwood Ives
As Trustee and Not Individually


-----------------------------------
Robert J. Manning
As Trustee and Not Individually

-----------------------------------
Lawrence T. Perera
As Trustee and Not Individually


-----------------------------------
Robert C. Pozen
As Trustee and Not Individually


-----------------------------------
J. Dale Sherratt
As Trustee and Not Individually


-----------------------------------
Laurie J. Thomsen
As Trustee and Not Individually



-----------------------------------
Robert W. Uek
As Trustee and Not Individually

                                   APPENDIX E

                               NOMINEE INFORMATION

1.  BIOGRAPHICAL INFORMATION REGARDING NOMINEES.

    Information regarding the Nominees, together with their principal business occupations during the last five years (their titles may have varied during that period), is shown below. The address of each Nominee is 500 Boylston Street, Boston, Massachusetts 02116.


                                                                                   NUMBER OF
                                                                                  PORTFOLIOS
                                      YEAR FIRST                                  IN COLUMBIA
                                      ELECTED OR     PRINCIPAL OCCUPATION(S)     FUND COMPLEX              OTHER
                         POSITION    APPOINTED TO             DURING            TO BE OVERSEEN         DIRECTORSHIPS
NAME AND BIRTH YEAR     WITH FUNDS      OFFICE           PAST FIVE YEARS          BY NOMINEE              HELD(1)
-------------------     ----------   ------------   -------------------------   --------------   -------------------------


DISINTERESTED NOMINEES
Robert E. Butler            N/A           N/A       Consultant -- regulatory           7         MFS Funds (99 funds)
(Born 1941)                                         and compliance matters
                                                    (since July 2002);
                                                    PricewaterhouseCoopers
                                                    LLP (professional
                                                    services firm), Partner
                                                    (November 2000 until June
                                                    2002)
Lawrence H. Cohn, M.D.      N/A           N/A       Chief of Cardiac Surgery           7         MFS Funds (99 funds)
(Born 1937)                                         (until 2005), Brigham and
                                                    Women's Hospital; Harvard
                                                    Medical School, Professor
                                                    of Cardiac Surgery;
                                                    Physician Director of
                                                    Medical Device Technology
                                                    for Partners Health Care

                                                                                   NUMBER OF
                                                                                  PORTFOLIOS
                                      YEAR FIRST                                  IN COLUMBIA
                                      ELECTED OR     PRINCIPAL OCCUPATION(S)     FUND COMPLEX              OTHER
                         POSITION    APPOINTED TO             DURING            TO BE OVERSEEN         DIRECTORSHIPS
NAME AND BIRTH YEAR     WITH FUNDS      OFFICE           PAST FIVE YEARS          BY NOMINEE              HELD(1)
-------------------     ----------   ------------   -------------------------   --------------   -------------------------

David H. Gunning            N/A           N/A       Vice Chairman, Cleveland-          7         MFS Funds (99 funds);
(Born 1942)                                         Cliffs Inc. (mining                          Cleveland-Cliffs Inc.
                                                    products and service                         (mining products and
                                                    provider); Portman                           service provider);
                                                    Limited (Mining),                            Lincoln Electric
                                                    Director (since 2005);                       Holdings, Inc. (welding
                                                    Director, Lincoln                            equipment manufacturer)
                                                    Electric Holdings, Inc.
                                                    (welding equipment
                                                    manufacturer).
William R. Gutow            N/A           N/A       Private investor and real          7         MFS Funds (99 funds)
(Born 1941)                                         estate consultant;
                                                    Capitol Entertainment
                                                    Management Company (video
                                                    franchise), Vice
                                                    Chairman; Atlantic Coast
                                                    Tan (Tanning salons),
                                                    Vice Chairman.
Michael Hegarty             N/A           N/A       Retired; formerly AXA              7         MFS Funds (99 funds)
(Born 1944)                                         Financial (financial
                                                    services and insurance),
                                                    and President and Chief
                                                    Operating Officer (until
                                                    May 2001), Vice Chairman
                                                    and Chief Operating
                                                    Officer; The Equitable
                                                    Life Assurance Society
                                                    (insurance).

                                                                                   NUMBER OF
                                                                                  PORTFOLIOS
                                      YEAR FIRST                                  IN COLUMBIA
                                      ELECTED OR     PRINCIPAL OCCUPATION(S)     FUND COMPLEX              OTHER
                         POSITION    APPOINTED TO             DURING            TO BE OVERSEEN         DIRECTORSHIPS
NAME AND BIRTH YEAR     WITH FUNDS      OFFICE           PAST FIVE YEARS          BY NOMINEE              HELD(1)
-------------------     ----------   ------------   -------------------------   --------------   -------------------------

J. Atwood Ives              N/A           N/A       Private investor;                  7         MFS Funds (99 funds)
(born 1936)                                         formerly Chairman,
                                                    Trustee and Chief
                                                    Executive Officer,
                                                    Eastern Enterprises
                                                    (diversified services
                                                    company).
Lawrence T. Perera          N/A           N/A       Hemenway & Barnes                  7         MFS Funds (99 funds)
(Born 1935)                                         (attorneys), Partner
J. Dale Sherratt            N/A           N/A       Insight Resources, Inc.            7         MFS Funds (99 funds)
(Born 1938)                                         (acquisition planning
                                                    specialists), President;
                                                    Wellfleet Investments
                                                    (investor in health care
                                                    companies), Managing
                                                    General Partner (since
                                                    1993); formerly Chief
                                                    Executive Officer (until
                                                    May 2001), Cambridge
                                                    Nutraceuticals
                                                    (professional nutritional
                                                    products),
Laurie J. Thomsen           N/A           N/A       Private investor; Prism            7         MFS Funds (99 funds); St.
(Born 1957)                                         Venture Partners (venture                    Paul Travelers Companies
                                                    capital), Co-founder and                     (commercial property
                                                    General Partner (until                       liability insurance)
                                                    June 2004)

                                                                                   NUMBER OF
                                                                                  PORTFOLIOS
                                      YEAR FIRST                                  IN COLUMBIA
                                      ELECTED OR     PRINCIPAL OCCUPATION(S)     FUND COMPLEX              OTHER
                         POSITION    APPOINTED TO             DURING            TO BE OVERSEEN         DIRECTORSHIPS
NAME AND BIRTH YEAR     WITH FUNDS      OFFICE           PAST FIVE YEARS          BY NOMINEE              HELD(1)
-------------------     ----------   ------------   -------------------------   --------------   -------------------------

Robert W. Uek               N/A           N/A       Retired; formerly                  7         MFS Funds (99 funds)
(Born 1941)                                         Partner,
                                                    PricewaterhouseCoopers
                                                    LLP (professional
                                                    services firm);
                                                    Consultant to investment
                                                    company industry.
INTERESTED TRUSTEES
Robert J. Manning           N/A           N/A       Massachusetts Financial            7         MFS Funds (99 funds);
(born 1963)*                                        Services Company, Chief                      Massachusetts Financial
                                                    Executive Officer,                           Services Company
                                                    President, Chief
                                                    Investment Officer

                                                                                   NUMBER OF
                                                                                  PORTFOLIOS
                                      YEAR FIRST                                  IN COLUMBIA
                                      ELECTED OR     PRINCIPAL OCCUPATION(S)     FUND COMPLEX              OTHER
                         POSITION    APPOINTED TO             DURING            TO BE OVERSEEN         DIRECTORSHIPS
NAME AND BIRTH YEAR     WITH FUNDS      OFFICE           PAST FIVE YEARS          BY NOMINEE              HELD(1)
-------------------     ----------   ------------   -------------------------   --------------   -------------------------

Robert C. Pozen             N/A           N/A       Massachusetts Financial            7         MFS Funds (99 funds);
(born 1946)*                                        Services Company,                            Massachusetts Financial
                                                    Chairman (since February                     Services Company; Bell
                                                    2004); MIT Sloan School                      Canada Enterprises
                                                    (education), Senior                          (telecommunications);
                                                    Lecturer (since 2006);                       Medtronic, Inc. (medical
                                                    Secretary of Economic                        technology); Telesat
                                                    Affairs, The Commonwealth                    (satellite
                                                    of Massachusetts (January                    communications)
                                                    2002 to December 2002);
                                                    formerly Vice Chairman
                                                    and President, Fidelity
                                                    Investments, Fidelity
                                                    Management & Research
                                                    Company (investment
                                                    adviser).


    (1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

      * This individual would be an "interested person" within the meaning of the 1940 Act, which is the principal federal law governing investment companies like the Funds, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

2.  POSITIONS HELD WITH AFFILIATED PERSONS

    If Proposal 1 is approved by shareholders, each of Messrs. Manning and Pozen would be an "interested person" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Funds by reason of his affiliation with MFS. No other Nominee would be an "interested person" of any Fund.

3.  ARRANGEMENTS FOR SELECTION AS NOMINEE

    In light of the Sale, the Board determined that nomination of persons who are more familiar with MFS and with the management and operation of other funds advised by MFS would facilitate the efficient and effective representation of shareholder interests. All Nominees were reviewed by the Board based on the criteria generally employed by the Governance Committee to review candidates for nomination as trustee.

4. INTERESTS AND RELATIONSHIPS OF DISINTERESTED NOMINEES IN AND WITH AFFILIATED TRANSACTIONS

    In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the Commission concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

                                   APPENDIX F

                             NOMINEE SHARE OWNERSHIP

The tables below show the dollar range of equity securities of each Fund and the aggregate dollar range of equity securities of all funds in the Funds' "Family of Investment Companies" (as defined in Item 22(a)(1)(iv) of Rule 14a-101 under the Exchange Act) owned by each Nominee as of the Record Date. For purposes of the tables below, the following symbols are applicable:

N  None
A  $1 -- $10,000
B  $10,001 -- $50,000
C  $50,001 -- $100,000
D  Over $100,000


                                                     DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                                    -------------------------------------------------------------------------------
                                     COLONIAL     COLONIAL                                 COLONIAL
                                    CALIFORNIA      HIGH       COLONIAL      COLONIAL     INVESTMENT
                                      INSURED      INCOME    INTERMARKET   INTERMEDIATE      GRADE       COLONIAL
                                     MUNICIPAL   MUNICIPAL      INCOME      HIGH INCOME    MUNICIPAL     MUNICIPAL
                                       FUND        TRUST       TRUST I         FUND          TRUST     INCOME TRUST
                                    ----------   ---------   -----------   ------------   ----------   ------------


Mr. Robert E. Butler                     N           N            N              N             N             N
Dr. Lawrence H. Cohn                     N           N            N              N             N             N
Mr. David H. Gunning                     N           N            N              N             N             N
Mr. William R. Gutow                     N           N            N              N             N             N
Mr. Michael Hegarty                      N           N            N              N             N             N
Mr. J. Atwood Ives                       N           N            N              N             N             N
Mr. Robert J. Manning                    N           N            N              N             N             N
Mr. Lawrence T. Perera                   N           N            N              N             N             N
Mr. Robert C. Pozen                      N           N            N              N             N             N
Mr. J. Dale Sherratt                     N           N            N              N             N             N
Ms. Laurie J. Thomsen                    N           N            N              N             N             N
Mr. Robert W. Uek                        N           N            N              N             N             N

                                     AGGREGATE DOLLAR
                                      RANGE OF EQUITY
                                     SECURITIES IN ALL
                                     FUNDS OVERSEEN BY
                                    TRUSTEE OR NOMINEE
                                       IN FAMILY OF
                                        INVESTMENT
                                         COMPANIES
                                    ------------------


Mr. Robert E. Butler                         N
Dr. Lawrence H. Cohn                         N
Mr. David H. Gunning                         N
Mr. William R. Gutow                         N
Mr. Michael Hegarty                          N
Mr. J. Atwood Ives                           N
Mr. Robert J. Manning                        N
Mr. Lawrence T. Perera                       N
Mr. Robert C. Pozen                          N
Mr. J. Dale Sherratt                         N
Ms. Laurie J. Thomsen                        N
Mr. Robert W. Uek                            N

                                   APPENDIX G
                    TRUSTEE, NOMINEE AND OFFICER INFORMATION

1. BIOGRAPHICAL INFORMATION REGARDING TRUSTEES, NOMINEES AND EXECUTIVE OFFICERS OF THE FUNDS.

    Information regarding the current trustees and officers of each Fund (including the nominees set forth in Proposal 4), together with their principal business occupations during the last five years (their titles may have varied during that period), is shown below. The address of each trustee, nominee and officer is One Financial Center, Boston, Massachusetts 02111-2621. If the Closing occurs, each current officer of the Funds has indicated his or her intention to resign effective at the Closing.


                                                                                                     NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                    IN COLUMBIA
                                                             YEAR FIRST                                 FUND
                                                             ELECTED OR           PRINCIPAL           COMPLEX
                                     POSITION               APPOINTED TO        OCCUPATION(S)         OVERSEEN
NAME AND BIRTH YEAR                 WITH FUNDS                OFFICE(1)    DURING PAST FIVE YEARS    BY TRUSTEE
-------------------     ---------------------------------   ------------   ----------------------   -----------


DISINTERESTED TRUSTEES
Thomas C. Theobald      Trustee and Chairman of the Board       1996       Partner and Senior            75
(Born 1937)                                                                Advisor, Chicago
                                                                           Growth Partners
                                                                           (private equity
                                                                           investing) since
                                                                           September, 2004;
                                                                           Managing Director,
                                                                           William Blair Capital
                                                                           Partners (private
                                                                           equity investing) from
                                                                           September, 1994 to
                                                                           September, 2004.

                          OTHER DIRECTORSHIPS
NAME AND BIRTH YEAR             HELD(2)
-------------------     ----------------------


DISINTERESTED TRUSTEES
Thomas C. Theobald      Anixter International
(Born 1937)             (network support
                        equipment
                        distributor); Ventas,
                        Inc. (real estate
                        investment trust);
                        Jones Lang LaSalle
                        (real estate
                        management services;
                        Ambac Financial Group
                        (financial guaranty
                        insurance)

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                   IN COLUMBIA
                                         YEAR FIRST                                    FUND
                                         ELECTED OR                                  COMPLEX
                            POSITION    APPOINTED TO    PRINCIPAL OCCUPATION(S)      OVERSEEN       OTHER DIRECTORSHIPS
NAME AND BIRTH YEAR        WITH FUNDS     OFFICE(1)      DURING PAST FIVE YEARS     BY TRUSTEE            HELD(2)
-------------------        ----------   ------------   -------------------------   -----------   -------------------------


Douglas A. Hacker          Trustee          1996       Independent business             75       Nash Finch Company (food
(Born 1955)                                            executive since May,                      distributor); Aircastle
                                                       2006; Executive Vice                      Limited (aircraft
                                                       President -- Strategy of                  leasing)
                                                       United Airlines (airline)
                                                       from December, 2002 to
                                                       May, 2006; President of
                                                       UAL Loyalty Services
                                                       (airline marketing
                                                       company) from September,
                                                       2001 to December, 2002;
                                                       Executive Vice President
                                                       and Chief Financial
                                                       Officer of United
                                                       Airlines from July, 1999
                                                       to September, 2001.

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                   IN COLUMBIA
                                         YEAR FIRST                                    FUND
                                         ELECTED OR                                  COMPLEX
                            POSITION    APPOINTED TO    PRINCIPAL OCCUPATION(S)      OVERSEEN       OTHER DIRECTORSHIPS
NAME AND BIRTH YEAR        WITH FUNDS     OFFICE(1)      DURING PAST FIVE YEARS     BY TRUSTEE            HELD(2)
-------------------        ----------   ------------   -------------------------   -----------   -------------------------


Janet Langford Kelly       Trustee          1996       Deputy General                   75       None
(Born 1957)                                            Counsel -- Corporate
                                                       Legal Services,
                                                       ConocoPhillips
                                                       (integrated petroleum
                                                       company) since August,
                                                       2006; Partner, Zelle,
                                                       Hofmann, Voelbel, Mason &
                                                       Gette LLP (law firm) from
                                                       March, 2005 to July,
                                                       2006; Adjunct Professor
                                                       of Law, Northwestern
                                                       University, from
                                                       September, 2004 to June,
                                                       2006; Director, UAL
                                                       Corporation (airline)
                                                       from February, 2006 to
                                                       July, 2006; Chief
                                                       Administrative Officer
                                                       and Senior Vice
                                                       President, Kmart Holding
                                                       Corporation (consumer
                                                       goods), from September,
                                                       2003 to March, 2004;
                                                       Executive Vice
                                                       President -- Corporate
                                                       Development and
                                                       Administration, General
                                                       Counsel and Secretary,
                                                       Kellogg Company (food
                                                       manufacturer), from
                                                       September, 1999 to
                                                       August, 2003.
Richard W. Lowry           Trustee          1995       Private Investor since           75       None
(Born 1936)                                            August, 1987; formerly
                                                       Chairman and Chief
                                                       Executive Officer, U.S.
                                                       Plywood Corporation
                                                       (building products
                                                       manufacturer).

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                   IN COLUMBIA
                                         YEAR FIRST                                    FUND
                                         ELECTED OR                                  COMPLEX
                            POSITION    APPOINTED TO    PRINCIPAL OCCUPATION(S)      OVERSEEN       OTHER DIRECTORSHIPS
NAME AND BIRTH YEAR        WITH FUNDS     OFFICE(1)      DURING PAST FIVE YEARS     BY TRUSTEE            HELD(2)
-------------------        ----------   ------------   -------------------------   -----------   -------------------------


Charles R. Nelson          Trustee          1981       Professor of Economics,          75       None
(Born 1943)                                            University of Washington
                                                       since January, 1976; Ford
                                                       and Louisa University of
                                                       Washington Van Voorhis
                                                       Professor of Political
                                                       Economy, University of
                                                       Washington, since
                                                       September, 1993;
                                                       Director, Institute for
                                                       Economic Research,
                                                       University of Washington
                                                       from September, 2001 to
                                                       June, 2003; Adjunct
                                                       Professor of Statistics,
                                                       University of Washington
                                                       since September, 1980;
                                                       Associate Editor, Journal
                                                       of Money Credit and
                                                       Banking since September,
                                                       1993; consultant on
                                                       econometric and
                                                       statistical matter
                                                       s.
John J. Neuhauser          Trustee          1985       University Professor,            75       None
(Born 1942)                                            Boston College since
                                                       November, 2005; Academic
                                                       Vice President and Dean
                                                       of Faculties, Boston
                                                       College from August,
                                                       prior thereto.
Patrick J. Simpson         Trustee          2000       Partner, Perkins Coie            75       None
(Born 1944)                                            L.L.P. (law firm).
Thomas E. Stitzel          Trustee          1998       Business Consultant since        75       None
(Born 1936)                                            1999; Chartered Financial
                                                       Analyst.

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                   IN COLUMBIA
                                         YEAR FIRST                                    FUND
                                         ELECTED OR                                  COMPLEX
                            POSITION    APPOINTED TO    PRINCIPAL OCCUPATION(S)      OVERSEEN       OTHER DIRECTORSHIPS
NAME AND BIRTH YEAR        WITH FUNDS     OFFICE(1)      DURING PAST FIVE YEARS     BY TRUSTEE            HELD(2)
-------------------        ----------   ------------   -------------------------   -----------   -------------------------


Anne-Lee Verville          Trustee          1998       Retired since 1997;              75       None
(Born 1945)                                            formerly General Manager,
                                                       Global Education
                                                       Industry, IBM Corporation
                                                       (computer and
                                                       technology).
INTERESTED TRUSTEE
William E. Mayer(3)        Trustee          1994       Partner, Park Avenue             75       Lee Enterprises (print
(Born 1940)                                            Equity Partners (private                  media), WR Hambrecht &
                                                       equity) since February,                   Co. (financial service
                                                       1999; formerly Dean and                   provider); Reader's
                                                       Professor, College of                     Digest (publishing).
                                                       Business, University of
                                                       Maryland.


    (1) The date shown is the earliest date on which a trustee was elected or appointed to the board of a fund in the Columbia Fund Complex.

    (2) Directorships or trusteeships of companies required to report to the Commission (i.e., "public companies").

    (3) Mr. Mayer is an "interested person" (as defined in the 1940 Act) of the Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or clients advised by Columbia or its affiliates.

                                                                  YEAR FIRST
                                                                  ELECTED OR
                                         POSITION WITH           APPOINTED TO       PRINCIPAL OCCUPATION(S)
NAME AND BIRTH YEAR                          FUNDS                  OFFICE          DURING PAST FIVE YEARS
-------------------             ------------------------------   ------------   ------------------------------


OFFICERS
Christopher L. Wilson           President                            2004       Head of Mutual Funds,
(Born 1957)                                                                     Columbia, since August, 2004
                                                                                and Managing Director,
                                                                                Columbia, since September,
                                                                                2005; President and Chief
                                                                                Executive Officer, DCD IXIS
                                                                                Asset Management Services,
                                                                                Inc. (investment management),
                                                                                prior thereto
James R. Bordewick, Jr.         Senior Vice President,               2006       Associate General Counsel,
(Born 1959)                     Secretary and Chief Legal                       Bank of America since April,
                                Officer                                         2005; Senior Vice President
                                                                                and Associate General Counsel,
                                                                                MFS Investment management
                                                                                (investment management) prior
                                                                                thereto
J. Kevin Connaughton            Senior Vice President, Chief         2000       Managing director of the
(Born 1964)                     Financial Officer and                           Advisor since February, 1998
                                Treasurer
Linda J. Wondrack               Senior Vice President and            2007       Director (Columbia Management
(Born 1964)                     Chief Compliance Officer                        Group LLC and Investment
                                                                                Product Group Compliance),
                                                                                Bank of America, since June
                                                                                2005; Director of Corporate
                                                                                Compliance and Conflicts
                                                                                Officer, MFS Investment
                                                                                Management (investment
                                                                                management)

                                                                  YEAR FIRST
                                                                  ELECTED OR
                                         POSITION WITH           APPOINTED TO       PRINCIPAL OCCUPATION(S)
NAME AND BIRTH YEAR                          FUNDS                  OFFICE          DURING PAST FIVE YEARS
-------------------             ------------------------------   ------------   ------------------------------

Michael G. Clarke               Chief Accounting Officer and         2004       Director of Fund
(Born 1969)                     Assistant Treasurer                             Administration, Columbia,
                                                                                since January 2006; Managing
                                                                                Director of Columbia
                                                                                Management Advisors, LLC
                                                                                September, 2004 to December,
                                                                                2005; Vice President Fund
                                                                                Administration, Columbia,
                                                                                June, 2002 to September, 2004.
                                                                                Vice President Product
                                                                                Strategy and Development,
                                                                                Columbia, prior thereto.
Stephen T. Welsh                Vice President                       1996       President, Columbia Management
(Born 1957)                                                                     Services, Inc., since July,
                                                                                2004; Senior Vice President
                                                                                and Controller, Columbia
                                                                                Management Services, Inc.
                                                                                prior thereto.
Jeffrey R. Coleman              Deputy Treasurer                     2004       Director of Fund
(Born 1969)                                                                     Administration, Columbia,
                                                                                since January, 2006; Fund
                                                                                Controller from October, 2004
                                                                                to January, 2006; Vice
                                                                                President of CDC IXIS Asset
                                                                                Management Services, inc.
                                                                                (investment management) prior
                                                                                thereto.

                                                                  YEAR FIRST
                                                                  ELECTED OR
                                         POSITION WITH           APPOINTED TO       PRINCIPAL OCCUPATION(S)
NAME AND BIRTH YEAR                          FUNDS                  OFFICE          DURING PAST FIVE YEARS
-------------------             ------------------------------   ------------   ------------------------------

Joseph F. DiMaria               Deputy Treasurer                     2004       Director of Fund
(Born 1968)                                                                     Administration, Columbia,
                                                                                since January, 2006; Head of
                                                                                Tax/Compliance and Assistant
                                                                                Treasurer, Columbia, from
                                                                                November, 2004 to December,
                                                                                2005; Director of Trustee
                                                                                Administration (Sarbanes-
                                                                                Oxley, Columbia) from May,
                                                                                2003 to October, 2004; Senior
                                                                                Audit Management,
                                                                                PricewaterhouseCoopers
                                                                                (independent registered public
                                                                                accounting firm) prior
                                                                                thereto.
Ty S. Edwards                   Deputy Treasurer                     2004       Director of Fund
(Born 1966)                                                                     Administration, Columbia,
                                                                                since January, 2006; Vice
                                                                                President of the Adviser from
                                                                                July, 2002 to December, 2005;
                                                                                Assistant Vice President and
                                                                                Director, State Street
                                                                                Corporation (financial
                                                                                services), prior thereto.
Kathryn Dwyer-Thompson          Assistant Treasurer                  2006       Vice President, Mutual Fund
(Born 1967)                                                                     Accounting Oversight of the
                                                                                Advisor since December 2004;
                                                                                Vice President, State Street
                                                                                Corporation, prior thereto
Marybeth C. Pilat               Assistant Treasurer                  2006       Vice President, Mutual Fund
(Born 1968)                                                                     Valuation of the Advisor since
                                                                                January 2006; Vice President,
                                                                                Mutual Fund Accounting
                                                                                oversight of the Advisor prior
                                                                                to January 2006.

                                                                  YEAR FIRST
                                                                  ELECTED OR
                                         POSITION WITH           APPOINTED TO       PRINCIPAL OCCUPATION(S)
NAME AND BIRTH YEAR                          FUNDS                  OFFICE          DURING PAST FIVE YEARS
-------------------             ------------------------------   ------------   ------------------------------

Philip N. Prefontaine           Assistant Treasurer                  2006       Vice President, Trustee
(Born 1948)                                                                     Reporting of the Advisor since
                                                                                September 2003; Manager,
                                                                                Investors Bank & Trust Company
                                                                                (financial services), from
                                                                                December 2002 to September
                                                                                2003; Audit Senior, Deloitte &
                                                                                Touche, LLP (independent
                                                                                registered public accounting
                                                                                firm) prior thereto.
Barry S. Vallan                 Controller                           2006       Vice President-Fund Treasury
(Born 1969)                                                                     of the Advisor since October,
                                                                                2004,; Vice President-Trustee
                                                                                Reporting, Columbia, from
                                                                                April, 2002 to October, 2004;
                                                                                Management Consultant,
                                                                                PricewaterhouseCoopers
                                                                                (independent registered public
                                                                                account firm), prior thereto.
Peter T. Fariel                 Assistant Secretary                  2006       Associate General Counsel,
(born 1957)                                                                     Bank of America since April,
                                                                                2005; Partner, Goodwin Procter
                                                                                LLP (law firm) prior to April,
                                                                                2005.

                                                                  YEAR FIRST
                                                                  ELECTED OR
                                         POSITION WITH           APPOINTED TO       PRINCIPAL OCCUPATION(S)
NAME AND BIRTH YEAR                          FUNDS                  OFFICE          DURING PAST FIVE YEARS
-------------------             ------------------------------   ------------   ------------------------------

Julie B. Lyman                  Assistant Secretary                  2007       Assistant General Counsel,
(Born 1970)                                                                     Bank of America since October
                                                                                2006; Associate, Kirkpatrick &
                                                                                Lockhart Nicholas Graham LLP
                                                                                (law firm), from April 2004 to
                                                                                October 2006; Counsel &
                                                                                Assistant Vice President, CDC
                                                                                IXIS Asset Management
                                                                                Services, Inc. (investment
                                                                                management) prior thereto.
Ryan C. Larrenaga               Assistant Secretary                  2005       Assistant General Counsel,
(Born 1970)                                                                     Bank of America since March,
                                                                                2005; Associate, Ropes & Gray
                                                                                LLP (law firm), prior
                                                                                thereto.
Julian Quero                    Assistant Treasurer                  2003       Senior Compliance Manager,
(Born 1967)                                                                     Columbia, since April, 2002;
                                                                                Assistant Vice President of
                                                                                Taxes and Distributions,
                                                                                Columbia, prior thereto.

2.  POSITIONS HELD WITH AFFILIATED PERSONS

    With the exception of Mr. Mayer, no trustee of the Funds and no nominee set forth in Proposal 4 is an "interested person" (as that term is defined in Section 2(a)(19) of the 1940 Act) of any Fund. Officers of the Funds hold the positions with affiliated persons of the Funds set forth in the preceding table.

3.  ARRANGEMENTS FOR SELECTION AS TRUSTEE, NOMINEE OR OFFICER

    All nominees set forth in Proposal 4 were reviewed by the Board based on the criteria generally employed by the Governance Committee to review candidates for nomination as trustee. There exist no arrangements or understandings between any such nominee and any other person pursuant to which any such nominee was selected as a nominee. There also exist no arrangements or understandings between any trustee or officer of the Funds and any other person pursuant to which any such trustee or officer was selected as a trustee or officer, respectively.

                                   APPENDIX H

                              TRUSTEE COMPENSATION

The table below sets forth the compensation during the fiscal year ended November 30, 2006 of each trustee from each Fund for serving as trustee, and the aggregate compensation during the calendar year ended December 31, 2006 of each trustee from the Fund Complex for serving as trustee. Two-thirds of the trustees' fees are allocated among the funds within the Fund Complex that are supervised by the trustees of the Funds based on the relative net assets of each fund. One-third of such fees is divided equally among the funds within the Fund Complex that are supervised by the trustees of the Funds.


                                                          AGGREGATE COMPENSATION FROM:
                                  ----------------------------------------------------------------------------    PENSION OR
                                   COLONIAL     COLONIAL                                 COLONIAL                 RETIREMENT
                                  CALIFORNIA      HIGH       COLONIAL      COLONIAL     INVESTMENT    COLONIAL     BENEFITS
                                    INSURED      INCOME    INTERMARKET   INTERMEDIATE      GRADE     MUNICIPAL    ACCRUED AS
                                   MUNICIPAL   MUNICIPAL      INCOME      HIGH INCOME    MUNICIPAL     INCOME    PART OF FUND
                                     FUND        TRUST        TRUST          FUND          TRUST       TRUST      EXPENSES(1)
                                  ----------   ---------   -----------   ------------   ----------   ---------   ------------


DISINTERESTED TRUSTEES
Douglas A. Hacker                   $1,055       $1,858       $1,283        $1,175        $1,471       $1,642         N/A
Janet Langford Kelly                $  857       $1,828       $1,265        $1,158        $1,448       $1,616         N/A
Richard W. Lowry(2)                 $  882       $1,554       $1,072        $  982        $1,229       $1,373         N/A
Charles R. Nelson                   $  977       $1,719       $1,189        $1,088        $1,361       $1,520         N/A
John J. Neuhauser(2)                $  934       $1,641       $1,137        $1,041        $1,300       $1,451         N/A
Patrick J. Simpson(3)               $  994       $1,746       $1,209        $1,107        $1,384       $1,544         N/A
Thomas E. Stitzel(4)                $1,009       $1,776       $1,227        $1,124        $1,406       $1,570         N/A
Thomas C. Theobald(5)               $1,486       $2,614       $1,809        $1,656        $2,070       $2,311         N/A
Anne-Lee Verville(6)                $1,009       $1,776       $1,227        $1,124        $1,406       $1,570         N/A
Richard L. Woolworth(7)             $  621       $1,122       $  747        $  683        $  875       $  985         N/A
INTERESTED TRUSTEE

William E. Mayer(2)                 $  976       $1,725       $1,185        $1,085        $1,363       $1,523         N/A

                                      TOTAL
                                   COMPENSATION
                                  FROM THE FUND
                                   COMPLEX PAID
                                      TO THE
                                     TRUSTEES
                                  -------------


DISINTERESTED TRUSTEES
Douglas A. Hacker                    $199,000
Janet Langford Kelly                 $194,500
Richard W. Lowry(2)                  $223,500
Charles R. Nelson                    $183,000
John J. Neuhauser(2)                 $223,000
Patrick J. Simpson(3)                $186,000
Thomas E. Stitzel(4)                 $191,500
Thomas C. Theobald(5)                $274,500
Anne-Lee Verville(6)                 $191,500
Richard L. Woolworth(7)              $103,250
INTERESTED TRUSTEE

William E. Mayer(2)                  $193,500


    (1) The Funds do not provide pension or retirement plan benefits to the trustees.

    (2) Total Compensation figures for Messrs. Lowry, Mayer and Neuhauser include trustee fees paid to them by Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. prior to December 15, 2006, at which time those funds ceased to be part of the Columbia Fund Complex.

    (3) During the indicated periods, Mr. Simpson deferred all of his compensation from funds in the Fund complex pursuant to the deferred compensation plan. At December 31, 2006, the value of Mr. Simpson's account under that plan was $511,995.

    (4) During the indicated periods, Mr. Stitzel deferred $435, $760, $531, $486, $604 and $673 from Colonial California Insured Municipal Fund, Colonial High Income Municipal Trust, Colonial Intermarket Income Trust, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust, respectively, and in the calendar year ended December 31, 2006 $116,500 of his total compensation from the Columbia Fund Complex, pursuant to the deferred compensation plan. At December 31, 2006, the value of Mr. Stitzel's account under that plan was $128,397.

    (5) During the indicated periods, Mr. Theobald deferred 68% of his compensation from the funds in the Fund Complex pursuant to the deferred compensation plan. At December 31, 2006, the value of Mr. Theobald's account under that plan was $584,565.

    (6) At December 31, 2006, the value of Ms. Verville's account under the deferred compensation plan was $792,952.

    (7)  Mr. Woolworth served as a trustee of the Funds until August 4, 2006.

                                   APPENDIX I

                       TRUSTEE AND NOMINEE SHARE OWNERSHIP

The tables below show the dollar range of equity securities of each Fund and the aggregate dollar range of equity securities of all funds in the Funds' "Family of Investment Companies" (as defined in Item 22(a)(1)(iv) of Rule 14a-101 under the Exchange Act) owned by each trustee and each nominee set forth in Proposal 4 as of the Record Date. For purposes of the tables below, the following symbols are applicable:

N   None
A   $1 -- $10,000
B   $10,001 -- $50,000
C   $50,001 -- $100,000
D   Over $100,000


                                                     DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                                     ----------------------------------------------------------------------------
                                      COLONIAL     COLONIAL                                 COLONIAL
                                     CALIFORNIA      HIGH       COLONIAL      COLONIAL     INVESTMENT    COLONIAL
                                       INSURED      INCOME    INTERMARKET   INTERMEDIATE      GRADE     MUNICIPAL
                                      MUNICIPAL   MUNICIPAL      INCOME         HIGH        MUNICIPAL     INCOME
                                        FUND        TRUST       TRUST I      INCOME FUND      TRUST       TRUST
                                     ----------   ---------   -----------   ------------   ----------   ---------


DISINTERESTED TRUSTEES
Douglas A. Hacker                         N           N            N              N             N           N
Janet Langford Kelly                      N           N            N              N             N           N
Richard W. Lowry                          N           N            N              N             N           N
Charles R. Nelson                         N           N            N              N             N           N
John J. Neuhauser                         N           N            N              N             N           N
Patrick J. Simpson                        N           N            N              N             N           N
Thomas E. Stitzel                         N           N            N              N             N           N
Thomas C. Theobald                        N           N            N              N             N           N
Anne-Lee Verville                         N           N            N              N             N           N
INTERESTED TRUSTEE
William E. Mayer                          N           N            N              N             N           N

                                      AGGREGATE DOLLAR
                                       RANGE OF EQUITY
                                      SECURITIES IN ALL
                                      FUNDS OVERSEEN BY
                                     TRUSTEE OR NOMINEE
                                        IN FAMILY OF
                                         INVESTMENT
                                          COMPANIES
                                     ------------------


DISINTERESTED TRUSTEES
Douglas A. Hacker                             D
Janet Langford Kelly                          D
Richard W. Lowry                              D
Charles R. Nelson                             D
John J. Neuhauser                             D
Patrick J. Simpson                            D
Thomas E. Stitzel                             D
Thomas C. Theobald                            D
Anne-Lee Verville                             D
INTERESTED TRUSTEE
William E. Mayer                              C

                                                                     (BAR CODE)

COLONIAL CALIFORNIA INSURED
MUNICIPAL FUND

                                                                     (BAR CODE)                            C123456789

                                 000004                              000000000.000000 ext   000000000.000000 ext
                                                                     000000000.000000 ext   000000000.000000 ext
(BAR CODE)                                                           000000000.000000 ext   000000000.000000 ext

MR A SAMPLE                                                          ELECTRONIC VOTING INSTRUCTIONS
DESIGNATION (IF ANY)
ADD 1                                                                YOU CAN VOTE BY INTERNET OR TELEPHONE!
ADD 2                                                                AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!
ADD 3
ADD 4                                                                Instead of mailing your proxy, you may choose one of the two
ADD 5                                                                voting methods outlined below to vote your proxy.
ADD 6
                                                                     VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

                                                                     PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE RECEIVED
                                                                     BY 1:00 P.M., EASTERN TIME, ON JUNE 22, 2007.

                                                                      (GRAPHIC   VOTE BY INTERNET
                                                                         OF
                                                                         PC)      -  Log on to the Internet and go to
                                                                                     WWW.INVESTORVOTE.COM

                                                                                  -  Follow the steps outlined on the secured
                                                                                     website.

                                                                      (GRAPHIC   VOTE BY TELEPHONE
                                                                         OF
                                                                     TELEPHONE)   -   Call toll free 1-800-652-VOTE (8683) within
                                                                                      the United States, Canada & Puerto Rico any
                                                                                      time on a touch tone telephone. There is NO
                                                                                      CHARGE to you for the call.

                                                                                  -   Follow the instructions provided by the
                                                                                      recorded message.

Using a BLACK INK pen, mark your votes with an X as shown
in this example. Please do not write outside the designated   [X]
areas.

====================================================================================================================================
ANNUAL MEETING PROXY CARD   COMMON                                                      123456           C0123456789           12345
====================================================================================================================================
--   IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN     --
     THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------------------------------------------------------------

A    PROPOSALS -- THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2 AND FOR ALL THE NOMINEES LISTED.

                                                                FOR   AGAINST   ABSTAIN
                                                                ---   -------   -------
1.   To approve a new advisory agreement with Massachusetts     [ ]     [ ]       [ ]
     Financial Services Company, Inc.

2.   To approve an amended and restated Declaration of Trust.   [ ]     [ ]       [ ]

3.   Election of ten Trustees:

             01 - Robert E. Butler    02 - Lawrence H. Cohn     03 - David H. Gunning   04 - William R. Gutow   05 - Michael Hegarty
             06 - Robert J. Manning   07 - Lawrence T. Perera   08 - Robert C. Pozen    09 - J. Dale Sherratt   10 - Robert W. Uek

     [ ]  MARK HERE TO VOTE FOR ALL   [ ]  MARK HERE TO WITHHOLD VOTE FROM ALL
          NOMINEES                         NOMINEES

                                                        01    02    03    04    05    06    07    08    09    10
                                                       ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
     [ ]  FOR ALL EXCEPT - To withhold a vote for      [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]
          one or more nominees, mark the box to the
          left and the corresponding numbered
          box(es) to the right.

4.   Election of three Trustees:

             01 - John J. Neuhauser   02 - Thomas C. Theobald   03 - Anne-Lee Verville

     [ ]  MARK HERE TO VOTE FOR ALL   [ ]  MARK HERE TO WITHHOLD VOTE FROM ALL
          NOMINEES                         NOMINEES

                                                        01    02    03
                                                       ---   ---   ---
     [ ]  FOR ALL EXCEPT - To withhold a vote for      [ ]   [ ]   [ ]
          one or more nominees, mark the box to the
          left and the corresponding numbered
          box(es) to the right.

B    AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) -- Please print date       Signature 1 -- Please keep signature         Signature 2 -- Please keep signature
below.                                       within the box.                              within the box.


              /             /
-------------- ------------ --------------   ------------------------------------------   ------------------------------------------

                                (BAR CODE)      C 1234567890                     JNT      MR A SAMPLE (THIS AREA IS SET UP TO
                                                                                          ACCOMMODATE 140 CHARACTERS) MR A SAMPLE
                                                                                          AND MR A SAMPLE AND MR A SAMPLE AND MR A
                                                                                          SAMPLE AND MR A SAMPLE AND MR A SAMPLE
                                                1 UPX                     0130411         AND MR A SAMPLE AND MR A SAMPLE AND

            00PYGE

--   IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN     --
     THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================
PROXY -- COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
==========================================================================================================================

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints each of James R. Bordewick, Jr., Michael G. Clarke, Peter T. Fariel, Ryan C. Larrenaga,
Julie B. Lyman, J. Kevin Connaughton and Christopher L. Wilson as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Annual Meeting of Shareholders of Colonial
California Insured Municipal Fund (the "Fund"), to be held in Boston, Massachusetts on Friday, June 22, 2007, and at any
adjournments and postponements thereof, all of the common shares of the Fund that the undersigned would be entitled to vote if personally present, as stated on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE
NOMINEES AND PROPOSALS SET FORTH ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE HOLDERS AS TO ANY OTHER
MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES AND PROPOSALS SET FORTH ON THE REVERSE SIDE.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Items to be voted appear on reverse side.)

CHANGE OF ADDRESS -- Please print new address below.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                 IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND B OF THIS CARD.

                                                                     (BAR CODE)

COLONIAL HIGH INCOME
MUNICIPAL TRUST

                                                                     (BAR CODE)                            C123456789

                                 000004                              000000000.000000 ext   000000000.000000 ext
                                                                     000000000.000000 ext   000000000.000000 ext
(BAR CODE)                                                           000000000.000000 ext   000000000.000000 ext

MR A SAMPLE                                                          ELECTRONIC VOTING INSTRUCTIONS
DESIGNATION (IF ANY)
ADD 1                                                                YOU CAN VOTE BY INTERNET OR TELEPHONE!
ADD 2                                                                AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!
ADD 3
ADD 4                                                                Instead of mailing your proxy, you may choose one of the two
ADD 5                                                                voting methods outlined below to vote your proxy.
ADD 6
                                                                     VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

                                                                     PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE RECEIVED
                                                                     BY 1:00 P.M., EASTERN TIME, ON JUNE 22, 2007.

                                                                      (GRAPHIC   VOTE BY INTERNET
                                                                         OF
                                                                         PC)      -  Log on to the Internet and go to
                                                                                     WWW.INVESTORVOTE.COM

                                                                                  -  Follow the steps outlined on the secured
                                                                                     website.

                                                                      (GRAPHIC   VOTE BY TELEPHONE
                                                                         OF
                                                                     TELEPHONE)   -   Call toll free 1-800-652-VOTE (8683) within
                                                                                      the United States, Canada & Puerto Rico any
                                                                                      time on a touch tone telephone. There is NO
                                                                                      CHARGE to you for the call.

                                                                                  -   Follow the instructions provided by the
                                                                                      recorded message.

Using a BLACK INK pen, mark your votes with an X as shown
in this example. Please do not write outside the designated   [X]
areas.

====================================================================================================================================
ANNUAL MEETING PROXY CARD   COMMON                                                      123456           C0123456789           12345
====================================================================================================================================
--   IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN     --
     THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------------------------------------------------------------

A    PROPOSALS -- THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2 AND FOR ALL THE NOMINEES LISTED.

                                                                FOR   AGAINST   ABSTAIN
                                                                ---   -------   -------
1.   To approve a new advisory agreement with Massachusetts     [ ]     [ ]       [ ]
     Financial Services Company, Inc.

2.   To approve an amended and restated Declaration of Trust.   [ ]     [ ]       [ ]

3.   Election of ten Trustees:

             01 - Robert E. Butler    02 - Lawrence H. Cohn     03 - David H. Gunning   04 - William R. Gutow   05 - Michael Hegarty
             06 - Robert J. Manning   07 - Lawrence T. Perera   08 - Robert C. Pozen    09 - J. Dale Sherratt   10 - Robert W. Uek

     [ ]  MARK HERE TO VOTE FOR ALL   [ ]  MARK HERE TO WITHHOLD VOTE FROM ALL
          NOMINEES                         NOMINEES

                                                        01    02    03    04    05    06    07    08    09    10
                                                       ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
     [ ]  FOR ALL EXCEPT - To withhold a vote for      [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]
          one or more nominees, mark the box to the
          left and the corresponding numbered
          box(es) to the right.

4.   Election of three Trustees:

             01 - William E. Mayer   02 - Charles R. Nelson   03 - Thomas C. Theobald

     [ ]  MARK HERE TO VOTE FOR ALL   [ ]  MARK HERE TO WITHHOLD VOTE FROM ALL
          NOMINEES                         NOMINEES

                                                        01    02    03
                                                       ---   ---   ---
     [ ]  FOR ALL EXCEPT - To withhold a vote for      [ ]   [ ]   [ ]
          one or more nominees, mark the box to the
          left and the corresponding numbered
          box(es) to the right.

B    AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) -- Please print date       Signature 1 -- Please keep signature         Signature 2 -- Please keep signature
below.                                       within the box.                              within the box.


              /             /
-------------- ------------ --------------   ------------------------------------------   ------------------------------------------

                                (BAR CODE)      C 1234567890                     JNT      MR A SAMPLE (THIS AREA IS SET UP TO
                                                                                          ACCOMMODATE 140 CHARACTERS) MR A SAMPLE
                                                                                          AND MR A SAMPLE AND MR A SAMPLE AND MR A
                                                                                          SAMPLE AND MR A SAMPLE AND MR A SAMPLE
                                                1 UPX                     0130421         AND MR A SAMPLE AND MR A SAMPLE AND

            00Q4HB

--   IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN     --
     THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================
PROXY -- COLONIAL HIGH INCOME MUNICIPAL TRUST
==========================================================================================================================

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints each of James R. Bordewick, Jr., Michael G. Clarke, Peter T. Fariel, Ryan C. Larrenaga,
Julie B. Lyman, J. Kevin Connaughton and Christopher L. Wilson as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Annual Meeting of Shareholders of Colonial
High Income Municipal Trust (the "Fund"), to be held in Boston, Massachusetts on Friday, June 22, 2007, and at any adjournments and postponements thereof, all of the common shares of the Fund that the undersigned would be entitled to vote if personally present, as stated on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE
NOMINEES AND PROPOSALS SET FORTH ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE HOLDERS AS TO ANY OTHER
MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES AND PROPOSALS SET FORTH ON THE REVERSE SIDE.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Items to be voted appear on reverse side.)

CHANGE OF ADDRESS -- Please print new address below.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                 IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND B OF THIS CARD.

                                                                     (BAR CODE)

COLONIAL INTERMARKET INCOME TRUST I

                                                                     (BAR CODE)                            C123456789

                                 000004                              000000000.000000 ext   000000000.000000 ext
                                                                     000000000.000000 ext   000000000.000000 ext
(BAR CODE)                                                           000000000.000000 ext   000000000.000000 ext

MR A SAMPLE                                                          ELECTRONIC VOTING INSTRUCTIONS
DESIGNATION (IF ANY)
ADD 1                                                                YOU CAN VOTE BY INTERNET OR TELEPHONE!
ADD 2                                                                AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!
ADD 3
ADD 4                                                                Instead of mailing your proxy, you may choose one of the two
ADD 5                                                                voting methods outlined below to vote your proxy.
ADD 6
                                                                     VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

                                                                     PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE RECEIVED
                                                                     BY 1:00 P.M., EASTERN TIME, ON JUNE 22, 2007.

                                                                      (GRAPHIC   VOTE BY INTERNET
                                                                         OF
                                                                         PC)      -  Log on to the Internet and go to
                                                                                     WWW.INVESTORVOTE.COM

                                                                                  -  Follow the steps outlined on the secured
                                                                                     website.

                                                                      (GRAPHIC   VOTE BY TELEPHONE
                                                                         OF
                                                                     TELEPHONE)   -   Call toll free 1-800-652-VOTE (8683) within
                                                                                      the United States, Canada & Puerto Rico any
                                                                                      time on a touch tone telephone. There is NO
                                                                                      CHARGE to you for the call.

                                                                                  -   Follow the instructions provided by the
                                                                                      recorded message.

Using a BLACK INK pen, mark your votes with an X as shown
in this example. Please do not write outside the designated   [X]
areas.

====================================================================================================================================
ANNUAL MEETING PROXY CARD                                                               123456           C0123456789           12345
====================================================================================================================================
--   IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN     --
     THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------------------------------------------------------------

A    PROPOSALS -- THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2 AND FOR ALL THE NOMINEES LISTED.

                                                                FOR   AGAINST   ABSTAIN
                                                                ---   -------   -------
1.   To approve a new advisory agreement with Massachusetts     [ ]     [ ]       [ ]
     Financial Services Company, Inc.

2.   To approve an amended and restated Declaration of Trust.   [ ]     [ ]       [ ]

3.   Election of twelve Trustees:

          01 - Robert E. Butler    02 - Lawrence H. Cohn     03 - David H. Gunning     04 - William R. Gutow   05 - Michael Hegarty
          06 - J. Atwood Ives      07 - Robert J. Manning    08 - Lawrence T. Perera   09 - Robert C. Pozen    10 - J. Dale Sherratt
          11 - Laurie J. Thomsen   12 - Robert W. Uek

     [ ]  MARK HERE TO VOTE FOR ALL   [ ]  MARK HERE TO WITHHOLD VOTE FROM ALL
          NOMINEES                         NOMINEES

                                                        01    02    03    04    05    06    07    08    09    10    11    12
                                                       ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
     [ ]  FOR ALL EXCEPT - To withhold a vote for      [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]
          one or more nominees, mark the box to the
          left and the corresponding numbered
          box(es) to the right.

4.   Election of three Trustees:

             01 - John J. Neuhauser   02 - Thomas C. Theobald   03 - Anne-Lee Verville

     [ ]  MARK HERE TO VOTE FOR ALL   [ ]  MARK HERE TO WITHHOLD VOTE FROM ALL
          NOMINEES                         NOMINEES

                                                        01    02    03
                                                       ---   ---   ---
     [ ]  FOR ALL EXCEPT - To withhold a vote for      [ ]   [ ]   [ ]
          one or more nominees, mark the box to the
          left and the corresponding numbered
          box(es) to the right.

B    AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) -- Please print date       Signature 1 -- Please keep signature         Signature 2 -- Please keep signature
below.                                       within the box.                              within the box.


              /             /
-------------- ------------ --------------   ------------------------------------------   ------------------------------------------

                                (BAR CODE)      C 1234567890                     JNT      MR A SAMPLE (THIS AREA IS SET UP TO
                                                                                          ACCOMMODATE 140 CHARACTERS) MR A SAMPLE
                                                                                          AND MR A SAMPLE AND MR A SAMPLE AND MR A
                                                                                          SAMPLE AND MR A SAMPLE AND MR A SAMPLE
                                                1 UPX                     0130441         AND MR A SAMPLE AND MR A SAMPLE AND

            00Q4FD

--   IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN     --
     THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================
PROXY -- COLONIAL INTERMARKET INCOME TRUST I
==========================================================================================================================

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints each of James R. Bordewick, Jr., Michael G. Clarke, Peter T. Fariel, Ryan C. Larrenaga,
Julie B. Lyman, J. Kevin Connaughton and Christopher L. Wilson as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Annual Meeting of Shareholders of Colonial
InterMarket Income Trust I (the "Fund"), to be held in Boston, Massachusetts on Friday, June 22, 2007, and at any adjournments and postponements thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present, as stated
on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE
NOMINEES AND PROPOSALS SET FORTH ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE HOLDERS AS TO ANY OTHER
MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES AND PROPOSALS SET FORTH ON THE REVERSE SIDE.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Items to be voted appear on reverse side.)

CHANGE OF ADDRESS -- Please print new address below.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                 IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND B OF THIS CARD.

                                                                     (BAR CODE)

COLONIAL INTERMEDIATE
HIGH INCOME FUND

                                                                     (BAR CODE)                            C123456789

                                 000004                              000000000.000000 ext   000000000.000000 ext
                                                                     000000000.000000 ext   000000000.000000 ext
(Bar Code)                                                           000000000.000000 ext   000000000.000000 ext

MR A SAMPLE                                                          ELECTRONIC VOTING INSTRUCTIONS
DESIGNATION (IF ANY)
ADD 1                                                                YOU CAN VOTE BY INTERNET OR TELEPHONE!
ADD 2                                                                AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!
ADD 3
ADD 4                                                                Instead of mailing your proxy, you may choose one of the two
ADD 5                                                                voting methods outlined below to vote your proxy.
ADD 6
                                                                     VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

                                                                     PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE RECEIVED
                                                                     BY 1:00 P.M., EASTERN TIME, ON JUNE 22, 2007.

                                                                      (GRAPHIC   VOTE BY INTERNET
                                                                         OF
                                                                         PC)      -  Log on to the Internet and go to
                                                                                     WWW.INVESTORVOTE.COM

                                                                                  -  Follow the steps outlined on the secured
                                                                                     website.

                                                                      (GRAPHIC   VOTE BY TELEPHONE
                                                                         OF
                                                                     TELEPHONE)   -   Call toll free 1-800-652-VOTE (8683) within
                                                                                      the United States, Canada & Puerto Rico any
                                                                                      time on a touch tone telephone. There is NO
                                                                                      CHARGE to you for the call.

                                                                                  -   Follow the instructions provided by the
                                                                                      recorded message.

Using a BLACK INK pen, mark your votes with an X as shown
in this example. Please do not write outside the designated   [X]
areas.

====================================================================================================================================
ANNUAL MEETING PROXY CARD                                                               123456           C0123456789           12345
====================================================================================================================================
--   IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN     --
     THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------------------------------------------------------------

A    PROPOSALS -- THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2 AND FOR ALL THE NOMINEES LISTED.

                                                                FOR   AGAINST   ABSTAIN
                                                                ---   -------   -------
1.   To approve a new advisory agreement with Massachusetts     [ ]     [ ]       [ ]
     Financial Services Company, Inc.

2.   To approve an amended and restated Declaration of Trust.   [ ]     [ ]       [ ]

3.   Election of ten Trustees:

          01 - Robert E. Butler    02 - Lawrence H. Cohn     03 - David H. Gunning     04 - William R. Gutow   05 - Michael Hegarty
          06 - J. Atwood Ives      07 - Robert J. Manning    08 - Lawrence T. Perera   09 - Robert C. Pozen    10 - J. Dale Sherratt
          11 - Laurie J. Thomsen   12 - Robert W. Uek

     [ ]  MARK HERE TO VOTE FOR ALL   [ ]  MARK HERE TO WITHHOLD VOTE FROM ALL
          NOMINEES                         NOMINEES

                                                        01    02    03    04    05    06    07    08    09    10    11    12
                                                       ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
     [ ]  FOR ALL EXCEPT - To withhold a vote for      [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]
          one or more nominees, mark the box to the
          left and the corresponding numbered
          box(es) to the right.

4.   Election of four Trustees:

             01 - Patrick J. Simpson  02 - Thomas E. Sitzel   03 - Thomas C. Theobald   04 - Anne-Lee Verville

     [ ]  MARK HERE TO VOTE FOR ALL   [ ]  MARK HERE TO WITHHOLD VOTE FROM ALL
          NOMINEES                         NOMINEES

                                                        01    02    03    04
                                                       ---   ---   ---   ---
     [ ]  FOR ALL EXCEPT - To withhold a vote for      [ ]   [ ]   [ ]   [ ]
          one or more nominees, mark the box to the
          left and the corresponding numbered
          box(es) to the right.

B    AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) -- Please print date       Signature 1 -- Please keep signature         Signature 2 -- Please keep signature
below.                                       within the box.                              within the box.


              /             /
-------------- ------------ --------------   ------------------------------------------   ------------------------------------------

                                (Bar Code)      C 1234567890                     JNT      MR A SAMPLE (THIS AREA IS SET UP TO
                                                                                          ACCOMMODATE 140 CHARACTERS) MR A SAMPLE
                                                                                          AND MR A SAMPLE AND MR A SAMPLE AND MR A
                                                                                          SAMPLE AND MR A SAMPLE AND MR A SAMPLE
                                                1 UPX                     0130451         AND MR A SAMPLE AND MR A SAMPLE AND

            00Q4EC

--   IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN     --
     THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================
PROXY -- COLONIAL INTERMEDIATE HIGH INCOME FUND
==========================================================================================================================

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints each of James R. Bordewick, Jr., Michael G. Clarke, Peter T. Fariel, Ryan C. Larrenaga,
Julie B. Lyman, J. Kevin Connaughton and Christopher L. Wilson as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Annual Meeting of Shareholders of Colonial
Intermediate High Income Fund (the "Fund"), to be held in Boston, Massachusetts on Friday, June 22, 2007, and at any adjournments and postponements thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present, as stated on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE
NOMINEES AND PROPOSALS SET FORTH ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE HOLDERS AS TO ANY OTHER
MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES AND PROPOSALS SET FORTH ON THE REVERSE SIDE.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Items to be voted appear on reverse side.)

CHANGE OF ADDRESS -- Please print new address below.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                 IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND B OF THIS CARD.

                                                                     (BAR CODE)

COLONIAL INVESTMENT
GRADE MUNICIPAL TRUST

                                                                     (BAR CODE)                            C123456789

                                 000004                              000000000.000000 ext   000000000.000000 ext
                                                                     000000000.000000 ext   000000000.000000 ext
(BAR CODE)                                                           000000000.000000 ext   000000000.000000 ext

MR A SAMPLE                                                          ELECTRONIC VOTING INSTRUCTIONS
DESIGNATION (IF ANY)
ADD 1                                                                YOU CAN VOTE BY INTERNET OR TELEPHONE!
ADD 2                                                                AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!
ADD 3
ADD 4                                                                Instead of mailing your proxy, you may choose one of the two
ADD 5                                                                voting methods outlined below to vote your proxy.
ADD 6
                                                                     VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

                                                                     PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE RECEIVED
                                                                     BY 1:00 P.M., EASTERN TIME, ON JUNE 22, 2007.

                                                                      (GRAPHIC   VOTE BY INTERNET
                                                                         OF
                                                                         PC)      -  Log on to the Internet and go to
                                                                                     WWW.INVESTORVOTE.COM

                                                                                  -  Follow the steps outlined on the secured
                                                                                     website.

                                                                      (GRAPHIC   VOTE BY TELEPHONE
                                                                         OF
                                                                     TELEPHONE)   -   Call toll free 1-800-652-VOTE (8683) within
                                                                                      the United States, Canada & Puerto Rico any
                                                                                      time on a touch tone telephone. There is NO
                                                                                      CHARGE to you for the call.

                                                                                  -   Follow the instructions provided by the
                                                                                      recorded message.

Using a BLACK INK pen, mark your votes with an X as shown
in this example. Please do not write outside the designated   [X]
areas.

====================================================================================================================================
ANNUAL MEETING PROXY CARD COMMON                                                        123456           C0123456789           12345
====================================================================================================================================
--   IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN     --
     THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------------------------------------------------------------

A    PROPOSALS -- THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2 AND FOR ALL THE NOMINEES LISTED.

                                                                FOR   AGAINST   ABSTAIN
                                                                ---   -------   -------
1.   To approve a new advisory agreement with Massachusetts     [ ]     [ ]       [ ]
     Financial Services Company, Inc.

2.   To approve an amended and restated Declaration of Trust.   [ ]     [ ]       [ ]

3.   Election of ten Trustees:

             01 - Robert E. Butler    02 - Lawrence H. Cohn     03 - David H. Gunning   04 - William R. Gutow   05 - Michael Hegarty
             06 - Robert J. Manning   07 - Lawrence T. Perera   08 - Robert C. Pozen    09 - J. Dale Sherratt   10 - Robert W. Uek

     [ ]  MARK HERE TO VOTE FOR ALL   [ ]  MARK HERE TO WITHHOLD VOTE FROM ALL
          NOMINEES                         NOMINEES

                                                        01    02    03    04    05    06    07    08    09    10
                                                       ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
     [ ]  FOR ALL EXCEPT - To withhold a vote for      [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]
          one or more nominees, mark the box to the
          left and the corresponding numbered
          box(es) to the right.

4.   Election of three Trustees:

             01 - William E. Mayer   02 - John J. Neuhauser   03 - Thomas C. Theobald

     [ ]  MARK HERE TO VOTE FOR ALL   [ ]  MARK HERE TO WITHHOLD VOTE FROM ALL
          NOMINEES                         NOMINEES

                                                        01    02    03
                                                       ---   ---   ---
     [ ]  FOR ALL EXCEPT - To withhold a vote for      [ ]   [ ]   [ ]
          one or more nominees, mark the box to the
          left and the corresponding numbered
          box(es) to the right.

B    AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) -- Please print date       Signature 1 -- Please keep signature         Signature 2 -- Please keep signature
below.                                       within the box.                              within the box.


              /             /
-------------- ------------ --------------   ------------------------------------------   ------------------------------------------

                                (BAR CODE)      C 1234567890                     JNT      MR A SAMPLE (THIS AREA IS SET UP TO
                                                                                          ACCOMMODATE 140 CHARACTERS) MR A SAMPLE
                                                                                          AND MR A SAMPLE AND MR A SAMPLE AND MR A
                                                                                          SAMPLE AND MR A SAMPLE AND MR A SAMPLE
                                                1 UPX                     0130461         AND MR A SAMPLE AND MR A SAMPLE AND

            00Q4BB

--   IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN     --
     THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================
PROXY -- COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
==========================================================================================================================

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints each of James R. Bordewick, Jr., Michael G. Clarke, Peter T. Fariel, Ryan C. Larrenaga,
Julie B. Lyman, J. Kevin Connaughton and Christopher L. Wilson as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Annual Meeting of Shareholders of Colonial
Investment Grade Municipal Trust (the "Fund"), to be held in Boston, Massachusetts on Friday, June 22, 2007, and at any adjournments and postponements thereof, all of the common shares of the Fund that the undersigned would be entitled to vote if personally present, as stated on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE
NOMINEES AND PROPOSALS SET FORTH ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE HOLDERS AS TO ANY OTHER
MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES AND PROPOSALS SET FORTH ON THE REVERSE SIDE.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Items to be voted appear on reverse side.)

CHANGE OF ADDRESS -- Please print new address below.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                 IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND B OF THIS CARD.

                                                                     (BAR CODE)

COLONIAL MUNICIPAL INCOME TRUST

                                                                     (BAR CODE)                            C123456789

                                 000004                              000000000.000000 ext   000000000.000000 ext
                                                                     000000000.000000 ext   000000000.000000 ext
(BAR CODE)                                                           000000000.000000 ext   000000000.000000 ext

MR A SAMPLE                                                          ELECTRONIC VOTING INSTRUCTIONS
DESIGNATION (IF ANY)
ADD 1                                                                YOU CAN VOTE BY INTERNET OR TELEPHONE!
ADD 2                                                                AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!
ADD 3
ADD 4                                                                Instead of mailing your proxy, you may choose one of the two
ADD 5                                                                voting methods outlined below to vote your proxy.
ADD 6
                                                                     VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

                                                                     PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE RECEIVED
                                                                     BY 1:00 P.M., EASTERN TIME, ON JUNE 22, 2007.

                                                                      (GRAPHIC   VOTE BY INTERNET
                                                                         OF
                                                                         PC)      -  Log on to the Internet and go to
                                                                                     WWW.INVESTORVOTE.COM

                                                                                  -  Follow the steps outlined on the secured
                                                                                     website.

                                                                      (GRAPHIC   VOTE BY TELEPHONE
                                                                         OF
                                                                     TELEPHONE)   -   Call toll free 1-800-652-VOTE (8683) within
                                                                                      the United States, Canada & Puerto Rico any
                                                                                      time on a touch tone telephone. There is NO
                                                                                      CHARGE to you for the call.

                                                                                  -   Follow the instructions provided by the
                                                                                      recorded message.

Using a BLACK INK pen, mark your votes with an X as shown
in this example. Please do not write outside the designated   [X]
areas.

====================================================================================================================================
ANNUAL MEETING PROXY CARD   COMMON                                                      123456           C0123456789           12345
====================================================================================================================================
--   IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN     --
     THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------------------------------------------------------------

A    PROPOSALS -- THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2 AND FOR ALL THE NOMINEES LISTED.

                                                                FOR   AGAINST   ABSTAIN
                                                                ---   -------   -------
1.   To approve a new advisory agreement with Massachusetts     [ ]     [ ]       [ ]
     Financial Services Company, Inc.

2.   To approve an amended and restated Declaration of Trust.   [ ]     [ ]       [ ]

3.   Election of ten Trustees:

             01 - Robert E. Butler    02 - Lawrence H. Cohn     03 - David H. Gunning   04 - William R. Gutow   05 - Michael Hegarty
             06 - Robert J. Manning   07 - Lawrence T. Perera   08 - Robert C. Pozen    09 - J. Dale Sherratt   10 - Robert W. Uek

     [ ]  MARK HERE TO VOTE FOR ALL   [ ]  MARK HERE TO WITHHOLD VOTE FROM ALL
          NOMINEES                         NOMINEES

                                                        01    02    03    04    05    06    07    08    09    10
                                                       ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
     [ ]  FOR ALL EXCEPT - To withhold a vote for      [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]
          one or more nominees, mark the box to the
          left and the corresponding numbered
          box(es) to the right.

4.   Election of three Trustees:

             01 - Richard W. Lowry   02 - John J. Neuhauser   02 - Thomas C. Theobald

     [ ]  MARK HERE TO VOTE FOR ALL   [ ]  MARK HERE TO WITHHOLD VOTE FROM ALL
          NOMINEES                         NOMINEES

                                                        01    02    03
                                                       ---   ---   ---
     [ ]  FOR ALL EXCEPT - To withhold a vote for      [ ]   [ ]   [ ]
          one or more nominees, mark the box to the
          left and the corresponding numbered
          box(es) to the right.

B    AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) -- Please print date       Signature 1 -- Please keep signature         Signature 2 -- Please keep signature
below.                                       within the box.                              within the box.


              /             /
-------------- ------------ --------------   ------------------------------------------   ------------------------------------------

                                (BAR CODE)      C 1234567890                     JNT      MR A SAMPLE (THIS AREA IS SET UP TO
                                                                                          ACCOMMODATE 140 CHARACTERS) MR A SAMPLE
                                                                                          AND MR A SAMPLE AND MR A SAMPLE AND MR A
                                                                                          SAMPLE AND MR A SAMPLE AND MR A SAMPLE
                                                1 UPX                     0130471         AND MR A SAMPLE AND MR A SAMPLE AND

            00Q48B

--   IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN     --
     THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================
PROXY -- COLONIAL MUNICIPAL INCOME TRUST
==========================================================================================================================

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints each of James R. Bordewick, Jr., Michael G. Clarke, Peter T. Fariel, Ryan C. Larrenaga,
Julie B. Lyman, J. Kevin Connaughton and Christopher L. Wilson as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Annual Meeting of Shareholders of Colonial
Municipal Income Trust (the "Fund"), to be held in Boston, Massachusetts on Friday, June 22, 2007, and at any adjournments and postponements thereof, all of the common shares of the Fund that the undersigned would be entitled to vote if personally present, as stated on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE
NOMINEES AND PROPOSALS SET FORTH ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE HOLDERS AS TO ANY OTHER
MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES AND PROPOSALS SET FORTH ON THE REVERSE SIDE.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Items to be voted appear on reverse side.)

CHANGE OF ADDRESS -- Please print new address below.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                 IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND B OF THIS CARD.

                                                EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PROXY                                        COLONIAL CALIFORNIA INSURED MUNICIPAL FUND                                        PROXY
                                                       MUNICIPAL AUCTION RATE
                                                     CUMULATIVE PREFERRED SHARES

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints each of James R. Bordewick, Jr., Michael G. Clarke, Peter T. Fariel, Ryan C. Larrenaga,
Julie B. Lyman, J. Kevin Connaughton and Christopher L. Wilson as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Annual Meeting of Shareholders of Colonial
California Insured Municipal Fund (the "Fund"), to be held in Boston, Massachusetts, on Friday, June 22, 2007, and at any
adjournments and postponements thereof, all of the preferred shares of the Fund that the undersigned would be entitled to vote if personally present, stated on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE
NOMINEES AND PROPOSALS SET FORTH ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE HOLDERS AS TO ANY OTHER
MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES AND PROPOSALS SET FORTH ON THE REVERSE SIDE.

                                                                  -------------------------------   --------------------------------

                                                                  -------------------------------   --------------------------------

                                                                  Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                                                  ------------------------------------------------------------------
                                                                  Signature


                                                                  ------------------------------------------------------------------
                                                                  Signature (if held jointly)

                                                                  ------------------------------------------------------------------
                                                                  Date                                               CCIM_17694_A

                              PLEASE VOTE, DATE AND SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                             COLONIAL CALIFORNIA INSURED MUNICIPAL FUND

PLEASE MARK VOTES AS IN THIS EXAMPLE: [ ]

                                                                                               FOR        AGAINST        ABSTAIN
                                                                                               ---        -------        -------
1.   TO APPROVE A NEW ADVISORY AGREEMENT WITH MASSACHUSETTES FINANCIAL SERVICES COMPANY,       [ ]          [ ]            [ ]
     INC.

                                                                                               FOR        AGAINST        ABSTAIN
                                                                                               ---        -------        -------
2.   TO APPROVE AN AMENDED AND RESTATED DECLARATION OF TRUST.                                  [ ]          [ ]            [ ]

3A.  TO ELECT TEN TRUSTEES:                                                                  FOR ALL   WITHHOLD ALL   FOR ALL EXCEPT
                                                                                             -------   ------------   --------------
     01 Robert E. Butler     02 Lawrence H. Cohn    03 David H. Gunning                        [ ]          [ ]            [ ]
     04 William R. Gutow     05 Michael Hegarty     06 Robert J. Manning
     07 Lawrence T. Perera   08 Robert C. Pozen     09 J. Dale Sherratt
     10 Robert W. Uek

To withhold authority to elect one or more nominees, mark the "FOR ALL EXCEPT" box and write the number(s) of the nominees(s) for whom you wish to withhold authority on the line: ____________________________________________________________________________________

3B.  TO ELECT TWO TRUSTEES:                                                                  FOR ALL   WITHHOLD ALL   FOR ALL EXCEPT
                                                                                             -------   ------------   --------------
     01 J. Atwood Ives       02 Laurie J. Thomsen                                              [ ]          [ ]            [ ]

To withhold authority to elect one or more nominees, mark the "FOR ALL EXCEPT" box and write the number(s) of the nominees(s) for whom you wish to withhold authority on the line: ____________________________________________________________________________________

4A.  TO ELECT THREE TRUSTEES:                                                                FOR ALL   WITHHOLD ALL   FOR ALL EXCEPT
                                                                                             -------   ------------   --------------
     01 William E. Mayer     02 John J. Neuhauser   03 Thomas C. Theobald                      [ ]          [ ]            [ ]

To withhold authority to elect one or more nominees, mark the "FOR ALL EXCEPT" box and write the number(s) of the nominees(s) for whom you wish to withhold authority on the line: ____________________________________________________________________________________

4B.  TO ELECT TWO TRUSTEES:                                                                  FOR ALL   WITHHOLD ALL   FOR ALL EXCEPT
                                                                                             -------   ------------   --------------
     01 Douglas A. Hacker    02 Thomas E. Stitzel                                              [ ]          [ ]            [ ]

To withhold authority to elect one or more nominees, mark the "FOR ALL EXCEPT" box and write the number(s) of the nominees(s) for whom you wish to withhold authority on the line: ____________________________________________________________________________________

                                                            CCIM_17694_A

                                                EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PROXY                                           COLONIAL HIGH INCOME MUNICIPAL TRUST                                           PROXY
                                                       MUNICIPAL AUCTION RATE
                                                     CUMULATIVE PREFERRED SHARES

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints each of James R. Bordewick, Jr., Michael G. Clarke, Peter T. Fariel, Ryan C. Larrenaga,
Julie B. Lyman, J. Kevin Connaughton and Christopher L. Wilson as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Annual Meeting of Shareholders of Colonial
High Income Municipal Trust (the "Fund"), to be held in Boston, Massachusetts, on Friday, June 22, 2007, and at any adjournments and postponements thereof, all of the preferred shares of the Fund that the undersigned would be entitled to vote if personally present, stated on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE
NOMINEES AND PROPOSALS SET FORTH ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE HOLDERS AS TO ANY OTHER
MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES AND PROPOSALS SET FORTH ON THE REVERSE SIDE.

                                                                  -------------------------------   --------------------------------


                                                                  -------------------------------   --------------------------------
                                                                  Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                                                  ------------------------------------------------------------------
                                                                  Signature


                                                                  ------------------------------------------------------------------
                                                                  Signature (if held jointly)

                                                                  ------------------------------------------------------------------
                                                                  Date                                               CHIM_17695_A

                              PLEASE VOTE, DATE AND SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                                COLONIAL HIGH INCOME MUNICIPAL TRUST

PLEASE MARK VOTES AS IN THIS EXAMPLE: [ ]

                                                                                               FOR        AGAINST        ABSTAIN
                                                                                               ---        -------        -------
1.   TO APPROVE A NEW ADVISORY AGREEMENT WITH MASSACHUSETTES FINANCIAL SERVICES COMPANY,       [ ]          [ ]            [ ]
     INC.

                                                                                               FOR        AGAINST        ABSTAIN
                                                                                               ---        -------        -------
2.   TO APPROVE AN AMENDED AND RESTATED DECLARATION OF TRUST.                                  [ ]          [ ]            [ ]

3A.  TO ELECT TEN TRUSTEES:                                                                  FOR ALL   WITHHOLD ALL   FOR ALL EXCEPT
                                                                                             -------   ------------   --------------
     01 Robert E. Butler     02 Lawrence H. Cohn    03 David H. Gunning                        [ ]          [ ]            [ ]
     04 William R. Gutow     05 Michael Hegarty     06 Robert J. Manning
     07 Lawrence T. Perera   08 Robert C. Pozen     09 J. Dale Sherratt
     10 Robert W. Uek

To withhold authority to elect one or more nominees, mark the "FOR ALL EXCEPT" box and write the number(s) of the nominees(s) for whom you wish to withhold authority on the line: ____________________________________________________________________________________

3B.  TO ELECT TWO TRUSTEES:                                                                  FOR ALL   WITHHOLD ALL   FOR ALL EXCEPT
                                                                                             -------   ------------   --------------
     01 J. Atwood Ives       02 Laurie J. Thomsen                                              [ ]          [ ]            [ ]

To withhold authority to elect one or more nominees, mark the "FOR ALL EXCEPT" box and write the number(s) of the nominees(s) for whom you wish to withhold authority on the line: ____________________________________________________________________________________

4A.  TO ELECT THREE TRUSTEES:                                                                FOR ALL   WITHHOLD ALL   FOR ALL EXCEPT
                                                                                             -------   ------------   --------------
     01 William E. Mayer     02 John J. Neuhauser   03 Thomas C. Theobald                      [ ]          [ ]            [ ]

To withhold authority to elect one or more nominees, mark the "FOR ALL EXCEPT" box and write the number(s) of the nominees(s) for whom you wish to withhold authority on the line: ____________________________________________________________________________________

4B.  TO ELECT TWO TRUSTEES:                                                                  FOR ALL   WITHHOLD ALL   FOR ALL EXCEPT
                                                                                             -------   ------------   --------------
     01 Douglas A. Hacker    02 Thomas E. Stitzel                                              [ ]          [ ]            [ ]

To withhold authority to elect one or more nominees, mark the "FOR ALL EXCEPT" box and write the number(s) of the nominees(s) for whom you wish to withhold authority on the line: ____________________________________________________________________________________

                                                            CHIM_17695_A

                                                EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PROXY                                         COLONIAL INVESTMENT GRADE MUNICIPAL TRUST                                        PROXY
                                                       MUNICIPAL AUCTION RATE
                                                     CUMULATIVE PREFERRED SHARES

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints each of James R. Bordewick, Jr., Michael G. Clarke, Peter T. Fariel, Ryan C. Larrenaga,
Julie B. Lyman, J. Kevin Connaughton and Christopher L. Wilson as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Annual Meeting of Shareholders of Colonial
Investment Grade Municipal Trust (the "Fund"), to be held in Boston, Massachusetts, on Friday, June 22, 2007, and at any
adjournments and postponements thereof, all of the preferred shares of the Fund that the undersigned would be entitled to vote if personally present, stated on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE
NOMINEES AND PROPOSALS SET FORTH ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE HOLDERS AS TO ANY OTHER
MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES AND PROPOSALS SET FORTH ON THE REVERSE SIDE.

                                                                  -------------------------------   --------------------------------

                                                                  -------------------------------   --------------------------------

                                                                  Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                                                  ------------------------------------------------------------------
                                                                  Signature


                                                                  ------------------------------------------------------------------
                                                                  Signature (if held jointly)

                                                                  ------------------------------------------------------------------
                                                                  Date                                               CIGM_17696_A

                              PLEASE VOTE, DATE AND SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                              COLONIAL INVESTMENT GRADE MUNICIPAL TRUST

PLEASE MARK VOTES AS IN THIS EXAMPLE: [ ]

                                                                                               FOR        AGAINST        ABSTAIN
                                                                                               ---        -------        -------
1.   TO APPROVE A NEW ADVISORY AGREEMENT WITH MASSACHUSETTES FINANCIAL SERVICES COMPANY,       [ ]          [ ]            [ ]
     INC.

                                                                                               FOR        AGAINST        ABSTAIN
                                                                                               ---        -------        -------
2.   TO APPROVE AN AMENDED AND RESTATED DECLARATION OF TRUST.                                  [ ]          [ ]            [ ]

3A.  TO ELECT TEN TRUSTEES:                                                                  FOR ALL   WITHHOLD ALL   FOR ALL EXCEPT
                                                                                             -------   ------------   --------------
     01 Robert E. Butler     02 Lawrence H. Cohn    03 David H. Gunning                        [ ]          [ ]            [ ]
     04 William R. Gutow     05 Michael Hegarty     06 Robert J. Manning
     07 Lawrence T. Perera   08 Robert C. Pozen     09 J. Dale Sherratt
     10 Robert W. Uek

To withhold authority to elect one or more nominees, mark the "FOR ALL EXCEPT" box and write the number(s) of the nominees(s) for whom you wish to withhold authority on the line: ____________________________________________________________________________________

3B.  TO ELECT TWO TRUSTEES:                                                                  FOR ALL   WITHHOLD ALL   FOR ALL EXCEPT
                                                                                             -------   ------------   --------------
     01 J. Atwood Ives       02 Laurie J. Thomsen                                              [ ]          [ ]            [ ]

To withhold authority to elect one or more nominees, mark the "FOR ALL EXCEPT" box and write the number(s) of the nominees(s) for whom you wish to withhold authority on the line: ____________________________________________________________________________________

4A.  TO ELECT THREE TRUSTEES:                                                                FOR ALL   WITHHOLD ALL   FOR ALL EXCEPT
                                                                                             -------   ------------   --------------
     01 William E. Mayer     02 John J. Neuhauser   03 Thomas C. Theobald                      [ ]          [ ]            [ ]

To withhold authority to elect one or more nominees, mark the "FOR ALL EXCEPT" box and write the number(s) of the nominees(s) for whom you wish to withhold authority on the line: ____________________________________________________________________________________

4B.  TO ELECT TWO TRUSTEES:                                                                  FOR ALL   WITHHOLD ALL   FOR ALL EXCEPT
                                                                                             -------   ------------   --------------
     01 Douglas A. Hacker    02 Thomas E. Stitzel                                              [ ]          [ ]            [ ]

To withhold authority to elect one or more nominees, mark the "FOR ALL EXCEPT" box and write the number(s) of the nominees(s) for whom you wish to withhold authority on the line: ____________________________________________________________________________________

                                                            CIGM_17696_A

                                                EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PROXY                                              COLONIAL MUNICIPAL INCOME TRUST                                             PROXY
                                                       MUNICIPAL AUCTION RATE
                                                     CUMULATIVE PREFERRED SHARES

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints each of James R. Bordewick, Jr., Michael G. Clarke, Peter T. Fariel, Ryan C. Larrenaga,
Julie B. Lyman, J. Kevin Connaughton and Christopher L. Wilson as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Annual Meeting of Shareholders of Colonial
Municipal Income Trust (the "Fund"), to be held in Boston, Massachusetts, on Friday, June 22, 2007, and at any adjournments and postponements thereof, all of the preferred shares of the Fund that the undersigned would be entitled to vote if personally present, stated on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE
NOMINEES AND PROPOSALS SET FORTH ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE HOLDERS AS TO ANY OTHER
MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES AND PROPOSALS SET FORTH ON THE REVERSE SIDE.

                                                                  -------------------------------   --------------------------------

                                                                  -------------------------------   --------------------------------

                                                                  Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                                                  ------------------------------------------------------------------
                                                                  Signature


                                                                  ------------------------------------------------------------------
                                                                  Signature (if held jointly)

                                                                  ------------------------------------------------------------------
                                                                  Date                                                CMI_17693_A

                              PLEASE VOTE, DATE AND SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                                   COLONIAL MUNICIPAL INCOME TRUST

PLEASE MARK VOTES AS IN THIS EXAMPLE: [ ]

                                                                                               FOR        AGAINST        ABSTAIN
                                                                                               ---        -------        -------
1.   TO APPROVE A NEW ADVISORY AGREEMENT WITH MASSACHUSETTES FINANCIAL SERVICES COMPANY,       [ ]          [ ]            [ ]
     INC.

                                                                                               FOR        AGAINST        ABSTAIN
                                                                                               ---        -------        -------
2.   TO APPROVE AN AMENDED AND RESTATED DECLARATION OF TRUST.                                  [ ]          [ ]            [ ]

3A.  TO ELECT TEN TRUSTEES:                                                                  FOR ALL   WITHHOLD ALL   FOR ALL EXCEPT
                                                                                             -------   ------------   --------------
     01 Robert E. Butler     02 Lawrence H. Cohn    03 David H. Gunning                        [ ]          [ ]            [ ]
     04 William R. Gutow     05 Michael Hegarty     06 Robert J. Manning
     07 Lawrence T. Perera   08 Robert C. Pozen     09 J. Dale Sherratt
     10 Robert W. Uek

To withhold authority to elect one or more nominees, mark the "FOR ALL EXCEPT" box and write the number(s) of the nominees(s) for whom you wish to withhold authority on the line: ____________________________________________________________________________________

3B.  TO ELECT TWO TRUSTEES:                                                                  FOR ALL   WITHHOLD ALL   FOR ALL EXCEPT
                                                                                             -------   ------------   --------------
     01 J. Atwood Ives       02 Laurie J. Thomsen                                              [ ]          [ ]            [ ]

To withhold authority to elect one or more nominees, mark the "FOR ALL EXCEPT" box and write the number(s) of the nominees(s) for whom you wish to withhold authority on the line: ____________________________________________________________________________________

4A.  TO ELECT THREE TRUSTEES:                                                                FOR ALL   WITHHOLD ALL   FOR ALL EXCEPT
                                                                                             -------   ------------   --------------
     01 William E. Mayer     02 John J. Neuhauser   03 Thomas C. Theobald                      [ ]          [ ]            [ ]

To withhold authority to elect one or more nominees, mark the "FOR ALL EXCEPT" box and write the number(s) of the nominees(s) for whom you wish to withhold authority on the line: ____________________________________________________________________________________

4B.  TO ELECT TWO TRUSTEES:                                                                  FOR ALL   WITHHOLD ALL   FOR ALL EXCEPT
                                                                                             -------   ------------   --------------
     01 Douglas A. Hacker    02 Thomas E. Stitzel                                              [ ]          [ ]            [ ]

To withhold authority to elect one or more nominees, mark the "FOR ALL EXCEPT" box and write the number(s) of the nominees(s) for whom you wish to withhold authority on the line: ____________________________________________________________________________________

                                                             CMI_17693_A